--------------------------------------------------------------------------------

                                PROJECT GOLDCAP

                               VALUATION ANALYSIS


                                 JULY 27, 1998


                       THE ROBINSON-HUMPHREY COMPANY, LLC
                            ATLANTA FINANCIAL CENTER
                      3333 PEACHTREE ROAD, NE, 10TH FLOOR
                             ATLANTA, GEORGIA 30326
                                 (404) 266-6000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

      I.    Analysis of Proposed Transaction

      II.   Summary of Valuation Approaches

      III.  Summary Historical Financial Information

      IV.   Summary Projected Financial Information

      V.    Stock Price and Volume History

      VI.   Stock Ownership

      VII.  Market Comparison Analysis

      VIII. Analysis of Recent Merger & Acquisition Transactions

      IX.   Discounted Cash Flow Analysis

      X.    Going Private Analysis

--------------------------------------------------------------------------------
PROJECT GOLDCAP

PROJECT GOLDCAP
ANALYSIS OF PROPOSED TRANSACTION
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

PURCHASE         CURRENT                      NET VALUE OF     TRANSACTION     GOLDCAP      PRESENT VALUE          TOTAL
PRICE PER        SHARES           EQUITY      IN-THE-MONEY       EQUITY          NET       OF DHDC DEFERRED     TRANSACTION
 SHARE        OUTSTANDING[1]      VALUE         OPTIONS          VALUE         DEBT[2]      LIABILITIES[3]         VALUE
---------     --------------     --------     ------------     -----------     -------     ----------------     -----------
   $18.00  x          10,113  =  $182,027  +        $1,014  =     $183,041  +  $44,507  +           $21,049  =     $248,598


    TRANSACTION EQUITY VALUE AS A MULTIPLE OF:                TOTAL TRANSACTION VALUE AS A MULTIPLE OF:
---------------------------------------------------       -------------------------------------------------
                              CALENDAR                                                 CALENDAR
                   --------------------------------                         -------------------------------
                   LTM[4]    1998(E)[5]  1999(E)[5]                          LTM        1998(E)     1999(E)
                   ------    ----------  ----------                         ------      -------     -------
NET INCOME         17.3 x      17.0 x      15.0 x         REVENUES           1.47 x      1.39 x      1.27 x

                                                          EBITDA[6]          9.1  x      9.1  x      8.2  x

BOOK VALUE[2]       2.8 x                                 EBIT[7]           11.6  x     11.6  x     10.3  x


                                                    AVERAGE STOCK PRICE FOR LAST         IPO        ALL-TIME         ALL-TIME
                                 STOCK PRICE    ------------------------------------    PRICE     HIGH CLOSING     LOW CLOSING
                                AS OF 7/24/98   5 DAYS   30 DAYS   60 DAYS   90 DAYS   5/24/95   PRICE (7/2/96)   PRICE (1/27/98)
                                -------------   ------   -------   -------   -------   -------   --------------   ---------------
ACTUAL VALUE                       $13.25       $13.40    $14.21    $14.00    $14.32    $14.50        $51.69           $9.56

PREMIUM AT $18.00 PER SHARE         35.8%        34.3%     26.7%     28.6%     25.7%     24.1%        (65.2%)          88.2%

                                      STOCK PRICE BEFORE ANNOUNCEMENT
                                 ------------------------------------------
                                 1 DAY PRIOR   1 WEEK PRIOR   4 WEEKS PRIOR
                                 -----------   ------------   -------------
ACTUAL VALUE                      $13.25[9]       $13.38         $14.75

PREMIUM AT $18.00 PER SHARE         35.8%           34.6%          22.0%

---------------------------------------

[1] As of June 30, 1998.
[2] Net debt and book value as of June 30, 1998.
[3] Consists of remaining DentLease funding obligation and repurchase of Series
    A preferred stock.
[4] Excludes goodwill impairment charge of $59.0 million and other one-time charges of $9.4 million. Assumed tax rate is 38.0%.
[5] Projections provided by Robinson-Humphrey Research dated April 28, 1998. [6] Defined as earnings before interest, taxes, depreciation and amortization. [7] Defined as earnings before interest and taxes.
[8] Assumes announcement after the market close on July 27, 1998.

PROJECT GOLDCAP
CURRENT VESTED OPTIONS SCHEDULE
--------------------------------------------------------------------------------

                                                           Cumulative
    Vested                                                   Vested            Cumulative
    Options         Exercise           Aggregate            Options             Exercise
  Outstanding         Price         Exercise Price        Outstanding            Price
----------------   ------------   --------------------   ---------------   -------------------
      36,000         $ 0.49          $    17,604.00          36,000           $    17,604.00
       6,750         $ 2.96          $    19,986.75          42,750           $    37,590.75
       1,000         $ 5.89          $     5,894.00          43,750           $    43,484.75
      10,000         $12.50          $   125,000.00          53,750           $   168,484.75
       9,000         $14.50          $   130,500.00          62,750           $   298,984.75
      80,000         $16.12          $ 1,289,600.00         142,750           $ 1,588,584.75
      20,000         $16.34          $   326,800.00         162,750           $ 1,915,384.75

      80,000         $19.35          $ 1,548,000.00         242,750           $ 3,463,384.75
      10,000         $20.50          $   205,000.00         252,750           $ 3,668,384.75
      20,000         $23.22          $   464,400.00         272,750           $ 4,132,784.75
       1,250         $26.00          $    32,500.00         274,000           $ 4,165,284.75
      20,000         $27.86          $   557,200.00         294,000           $ 4,722,484.75
      21,000         $29.00          $   609,000.00         315,000           $ 5,331,484.75

     150,750         $29.75          $ 4,484,812.50         465,750           $ 9,816,297.25
      12,500         $30.25          $   378,125.00         478,250           $10,194,422.25
      57,000         $36.25          $ 2,066,250.00         535,250           $12,260,672.25
       2,500         $39.50          $    98,750.00         537,750           $12,359,422.25
       2,000         $42.75          $    85,500.00         539,750           $12,444,922.25
  ----------                         -------------

     539,750                         $12,444,922.25



                 Cumulative                           Additional
    Deal          Exercise        In-the-Money          Shares          Fully Diluted
 Price [1]          Price            Options         Outstanding       Shares Out [2]
-------------   --------------   ----------------   ---------------   ------------------
   $18.00        $1,915,385          162,750            56,340               10,168,969

                                                      Cumulative        Net Value of
    Deal          In-the-Money      Value of           Exercise         In-the-Money
 Price [1]         Options           Options            Price              Options
-------------   --------------   ----------------   ---------------   ------------------
   $18.00          162,750         $2,929,500         $1,915,385         $1,014,115



------------------------------------------------------
[1] Assumes 10,112,629 pre-deal shares outstanding.
[2] Uses the treasury stock method.

PROJECT GOLDCAP

ANALYSIS OF DHDC DEFERRED LIABILITIES
--------------------------------------------------------------------------------
(Dollars in Thousands)

                                                   Year Ending December 31,
                                         ---------------------------------------------
                                           1997        1998        1999        2000
                                         ----------  ----------  ----------  ---------
Remaining Dent Lease Funding Obligation          -           -           -    $ 4,000

     Present value [1]                                  $2,947

DHDC Series A Preferred Stock             $ 10,930    $ 14,318    $ 18,757   $ 24,572
     -$10.0 million initial investment
     -Accrued dividends at 31%
       compounded annually

     Present value [1]                                 $18,102

Present value of DHDC deferred liabilities             $21,049

     Per share                                           $2.08

-----------------------------------
[1] Discounted at 13.0% annually.
[2] Issued September 12, 1997. Matures September 12, 2004. Purchase option begins February 28, 2001.

PROJECT GOLDCAP
VALUATION SUMMARY
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

MARKET COMPARISON OF SELECTED PUBLIC COMPANIES
----------------------------------------------
                                                                                      AVERAGE
                                                                                      -------

DENTAL MANAGED CARE COMPANIES

Aggregate Equity Value                                                                $135,718

Per Share Equity Value                                                                $  13.42


DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT COMPANIES

Aggregate Equity Value                                                                $150,084

Per Share Equity Value                                                                $  14.84


MULTI-MARKET HMO COMPANIES

Aggregate Equity Value                                                                $198,826

Per Share Equity Value                                                                $  19.66

PROJECT GOLDCAP
VALUATION SUMMARY
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

PURCHASE PRICE MULTIPLES ANALYSIS OF SELECTED M&A TRANSACTIONS
--------------------------------------------------------------
                                                                AVERAGE                                               AVERAGE
                                                                -------                                               -------

DENTAL MANAGED CARE ACQUISITIONS - HISTORICAL MULTPLES                     HMO ACQUISITIONS - HISTORICAL MULTIPLES

Aggregate Equity Value                                          $189,382   Aggregate Equity Value                      $252,678

Per Share Equity Value                                          $  18.73   Per Share Equity Value                      $  24.99


DENTAL MANAGED CARE ACQUISITIONS - FORWARD MULTIPLES                       HMO ACQUISITIONS - FORWARD MULTIPLES

Aggregate Equity Value                                          $113,126   Aggregate Equity Value                      $189,497

Per Share Equity Value                                          $  11.19   Per Share Equity Value                      $  18.74


UNITED DENTAL CARE ACQUISITIONS - HISTORICAL MULTIPLES                     MERGERSTAT REVIEW

Aggregate Equity Value                                          $205,628   Aggregate Equity Value                      $214,415

Per Share Equity Value                                          $  20.33   Per Share Equity Value                      $  21.20


UNITED DENTAL CARE ACQUISITIONS - FORWARD MULTIPLES                        PREMIUMS ANALYSIS

Aggregate Equity Value                                          $205,745   Aggregate Equity Value                      $182,114

Per Share Equity Value                                          $  20.35   Per Share Equity Value                      $  18.01


DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT COMPANIES

Aggregate Equity Value                                          $173,724

Per Share Equity Value                                          $  17.18

PROJECT GOLDCAP
VALUATION SUMMARY
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

DISCOUNTED CASH FLOW ANALYSIS
-----------------------------

                                                                   HIGH                     LOW                  AVERAGE
                                                                   ----                     ---                  -------
EBIT EXIT MULTIPLE

Aggregate Equity Value                                           $295,516                 $115,643              $180,396

Per Share Equity Value                                           $  29.22                 $  11.44              $  17.84


EBITDA EXIT MULTIPLE

Aggregate Equity Value                                           $252,125                 $109,001              $166,210

Per Share Equity Value                                           $  24.93                 $  10.78              $  16.44



                   AVERAGE
                      AGGREGATE EQUITY VALUE                                                                    $173,303
                      PER SHARE EQUITY VALUE                                                                    $  17.14

                                PROJECT GOLDCAP
                    HISTORICAL INCOME STATEMENT INFORMATION
            (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                         THREE MONTHS           SIX MONTHS
                                                       YEAR ENDED DECEMBER 31,          ENDED MARCH 31,        ENDED JUNE 30,
                                                    -----------------------------     -------------------    -------------------
                                                      1995      1996       1997         1997       1998        1997       1998
                                                    --------   --------  --------     --------   --------    --------   --------
Revenues:
 Subscriber premiums                                $104,898   $135,807  $143,396     $ 35,636   $ 35,422    $ 71,488   $ 71,404
 Affiliated practice revenue                              --         --     7,113           --      5,292          --     11,115
 Other revenue                                         1,763      5,262     8,217        2,199      1,728       4,547      3,486
                                                    --------   --------  --------     --------   --------    --------   --------
 Total revenue                                       106,661    141,069   158,726       37,835     42,442      76,035     86,005

Expenses:
 Dental care providers' fees and claim costs          62,218     73,431    81,690 [1]   19,544     19,428 [1]  39,450     38,934
 Commissions                                          10,763     12,184    13,272        3,172      3,265       6,364      6,612
 Premium taxes                                         1,392      1,018     1,047          265        261         521        455
 DHMI operating expense                                   --         --        --           --      4,605          --      9,867
 General and administrative                           19,435     30,394    44,318 [2]    7,860      8,374 [2]  15,827     16,667
 Depreciation and amortization                         2,717      5,153     5,735        1,321      1,379       2,676      2,854
 Goodwill impairment                                      --         --    58,953           --         --          --         --
                                                    --------   --------  --------     --------   --------    --------   --------
 Total expenses                                       96,525    122,180   205,015       32,162     37,312      64,838     75,388
                                                    --------   --------  --------     --------   --------    --------   --------

Operating income (loss)                               10,136     18,889   (46,289)[3]    5,673      5,130 [3]  11,197     10,617

Other expense (income):

 Interest income                                        (735)      (585)     (725)        (161)      (254)       (415)      (499)
 Interest expense                                      1,970      1,935     3,239          708      1,013       1,446      2,172
 Other, net                                              (68)      (219)        2          (45)        --         (61)        (3)
                                                    --------   --------  --------     --------   --------    --------   --------
 Total other expense                                   1,167      1,131     2,516          502        759         970      1,669
                                                    --------   --------  --------     --------   --------    --------   --------

Income (loss) before provision for income taxes
              and extraordinary item                   8,969     17,758   (48,805)       5,171      4,371      10,227      8,948

Income tax provision                                   3,765      7,866     4,900        2,332      1,878       4,504      3,850
                                                    --------   --------  --------     --------   --------    --------   --------

Income (loss) before extraordinary item                5,204      9,892   (53,705)       2,839      2,493       5,723      5,098

Extraordinary loss on early extinguishment of debt,
              net of income tax benefit                  498         --        --           --         --          --         --
                                                    --------   --------  --------     --------   --------    --------   --------

Net income (loss)                                   $  4,706   $  9,892  $(53,705)[3] $  2,839   $  2,493 [3]$  5,723   $  5,098
                                                    ========   ========  ========     ========   ========    ========   ========

Income (loss) per common share - diluted            $   0.68   $   0.97  $(  5.32)[3] $   0.28   $   0.25 [3]$   0.56   $   0.50
   Extraordinary loss                                   0.07         --        --           --         --          --         --
                                                    --------   --------  --------     --------   --------    --------   --------
   Net income (loss) per common share               $   0.61   $   0.97  $(  5.32)    $   0.28   $   0.25    $   0.56   $   0.50
                                                    ========   ========  ========     ========   ========    ========   ========

Diluted weighted average common shares outstanding     7,352     10,177    10,098       10,167     10,175      10,173     10,178
                                                    ========   ========  ========     ========   ========    ========   ========

EBITDA (excluding one-time charges)                 $ 12,853   $ 24,042  $ 27,799     $  6,994   $  6,509    $ 13,873   $ 13,471
EBITDA per share:                                   $   1.75   $   2.36  $   2.75     $   0.69   $   0.64    $   1.36   $   1.32
After-tax EBITDA per share:                         $   1.01   $   1.32  $   1.56     $   0.38   $   0.36    $   0.76   $   0.75



-------------------------------------------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2] Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported $22.1 million in operating income, $11.1 million in net income and $1.10 in net income per share.

                                 PROJECT GOLDCAP
              COMMON-SIZED HISTORICAL INCOME STATEMENT INFORMATION
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                              YEAR ENDED DECEMBER 31,         THREE MONTHS ENDED MARCH 31,
                                                       ----------------------------------    -----------------------------
                                                          1995         1996        1997         1997            1998
                                                       ---------     --------    --------    ----------      -------------
Revenues:
     Subscriber premiums                                  98.3%        96.3%        90.3%        94.2%          83.5%
     Affiliated practice revenue                           0.0%         0.0%         4.5%         0.0%          12.5%
     Other revenue                                         1.7%         3.7%         5.2%         5.8%           4.1%
                                                         -----        -----        -----        -----          -----
     Total revenue                                       100.0%       100.0%       100.0%       100.0%         100.0%

Expenses:
     Dental care providers' fees and claim costs          58.3%        52.1%        51.5% [1]     51.7%          45.8%
     Commissions                                          10.1%         8.6%         8.4%         8.4%           7.7%
     Premium taxes                                         1.3%         0.7%         0.7%         0.7%           0.6%
     DHMI operating expense                                0.0%         0.0%         0.0%         0.0%          10.9%
     General and administrative                           18.2%        21.5%        27.9% [2]     20.8%          19.7%
     Depreciation and amortization                         2.5%         3.7%         3.6%         3.5%           3.2%
     Goodwill impairment                                   0.0%         0.0%        37.1%         0.0%           0.0%
                                                         -----        -----        -----        -----          -----
     Total expenses                                       90.5%        86.6%       129.2%        85.0%          87.9%
                                                         -----        -----        -----        -----          -----
Operating income (loss)                                    9.5%        13.4%       (29.2%)[3]    15.0%          12.1%

Other expense (income):
     Interest income                                      (0.7%)       (0.4%)       (0.5%)       (0.4%)         (0.6%)
     Interest expense                                      1.8%         1.4%         2.0%         1.9%           2.4%
     Other, net                                           (0.1%)       (0.2%)        0.0%        (0.1%)          0.0%
                                                         -----        -----        -----        -----          -----
     Total other expense                                   1.1%         0.8%         1.6%         1.3%           1.8%
                                                         -----        -----        -----        -----          -----
Income (loss) before provision for income taxes
                  and extraordinary item                   8.4%        12.6%       (30.7%)       13.7%          10.3%

Income tax provision                                       3.5%         5.6%         3.1%         6.2%           4.4%
                                                         -----        -----        -----        -----          -----

Income (loss) before extraordinary item                    4.9%         7.0%       (33.8%)        7.5%           5.9%

Extraordinary loss on early extinguishment of debt,
                  net of income tax benefit                0.5%         0.0%         0.0%         0.0%           0.0%
                                                         -----        -----        -----        -----          -----

Net income (loss)                                          4.4%         7.0%       (33.8%)[3]     7.5%           5.9%
                                                         =====        =====        =====        =====          =====


EBITDA (excluding one-time charges)                       12.1%        17.0%        17.5%        18.5%        15.3%


                                                       SIX MONTHS ENDED JUNE 30,
                                                      ---------------------------
                                                         1997            1998
                                                      ----------      -----------
     Subscriber premiums                                  94.0%         83.0%
     Affiliated practice revenue                           0.0%         12.9%
     Other revenue                                         6.0%          4.1%
                                                         -----         -----
     Total revenue                                       100.0%        100.0%

Expenses:
     Dental care providers' fees and claim costs          51.9%         45.3%
     Commissions                                           8.4%          7.7%
     Premium taxes                                         0.7%          0.5%
     DHMI operating expense                                0.0%         11.5%
     General and administrative                           20.8%         19.4%
     Depreciation and amortization                         3.5%          3.3%
     Goodwill impairment                                   0.0%          0.0%
                                                         -----         -----
     Total expenses                                       85.3%         87.7%
                                                         -----         -----
Operating income (loss)                                   14.7%         12.3%

Other expense (income):
     Interest income                                      (0.5%)        (0.6%)
     Interest expense                                      1.9%          2.5%
     Other, net                                           (0.1%)        (0.0%)
                                                         -----         -----
     Total other expense                                   1.3%          1.9%
                                                         -----         -----
Income (loss) before provision for income taxes
                  and extraordinary item                  13.5%         10.4%

Income tax provision                                       5.9%          4.5%
                                                         -----         -----

Income (loss) before extraordinary item                    7.5%          5.9%

Extraordinary loss on early extinguishment of debt,
                  net of income tax benefit                0.0%          0.0%
                                                         -----         -----

Net income (loss)                                          7.5%          5.9%
                                                         =====         =====


EBITDA (excluding one-time charges)                       18.2%         15.7%

--------------------------------------------------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2] Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported an operating income margin of 13.9% and a net income margin of 7.0%.

                                 PROJECT GOLDCAP
                      HISTORICAL BALANCE SHEET INFORMATION
                             (DOLLARS IN THOUSANDS)

                                                                           DECEMBER 31,                  MARCH 31,       JUNE 30,
                                                            ---------------------------------------     -----------     ----------
                                                                1995           1996         1997            1998           1998
                                                            -----------     ----------   ----------     -----------     ----------
ASSETS
Current assets:
     Cash and cash equivalents                               $ 40,388      $ 26,959      $  21,963       $  15,568       $   9,726
     Accrued interest receivable                                   84            48             --              --              15
     Premiums receivable from subscribers                       3,637         3,121          5,554           4,556           4,440
     Patient accounts receivable                                   --            --          1,668           2,201           2,100
     Income taxes receivable                                       --           247            175              --              --
     Assets held for sale                                         532            --             --              --              --
     Deferred income taxes                                      1,416         3,106          5,081           5,081           2,578
     Other current assets                                         197           602          2,842           4,067           1,932
                                                             --------      --------      ---------       ---------       ---------
          Total current assets                                 46,254        34,083         37,283          31,473          20,791

     Restricted funds                                           1,463         2,070          2,321           2,234           2,320
     Property and equipment, net                                1,937         2,977          6,292           8,691          12,265
     Excess of purchase price over net assets acquired         71,063       135,040         96,296         100,072         100,736
     Noncompetition agreements                                  1,521           945            325             168              13
     Investment in DHDC                                            --            --          1,500           1,500           1,500
     Unamortized loan fees                                        172           189             --              --              23
     Reinsurance receivable                                     6,332         5,388          5,417           5,467           5,493
     Cash surrender value of officers' life insurance             155           140             --              --             207
     Deferred income taxes                                        243         2,026             --              --              --
     Other assets                                                 256         1,309          1,437           1,849           1,947
                                                             --------      --------      ---------       ---------       ---------

     TOTAL ASSETS                                            $129,396      $184,167      $ 150,871       $ 151,454       $ 145,295
                                                             ========      ========      =========       =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Unearned revenue                                        $ 10,300      $  9,582      $   9,538       $   9,231       $   9,197
     Accounts payable and accrued expenses                      7,372        10,956         14,855          13,552          11,502
     Income taxes payable                                         883            --             --              --             140
     Accrued interest payable                                      --           390            109             152             110
     Life policy and contract claims reserves                      37            68             --              --              63
     Dental claims reserves                                     2,437         1,421          1,502           1,839           1,904
     Other current liabilities                                     12         1,856             63              63          (3,327)
                                                             --------      --------      ---------       ---------       ---------
          Total current liabilities                            21,041        24,273         26,067          24,837          19,589

     Aggregate reserves for life policies and contracts         5,323         5,338          5,331           5,355           5,372
     Aggregate reserves for dental contracts                      172            --             --              --              --
     Notes payable                                                 --        41,663         56,595          55,102          54,233
     Deferred tax liability                                        --            --          1,887           1,887              --
     Deferred compensation expense                                384           338            298             287             276
     Other liabilities                                            299           372            417           1,217             453
                                                             --------      --------      ---------       ---------       ---------
     Total liabilities                                         27,219        71,984         90,595          88,685          79,922
                                                             --------      --------      ---------       ---------       ---------
Commitments and contingencies
Stockholders' equity:
     Preferred stock                                               --            --             --              --              --
     Common stock                                                 100           101            101             101             101
     Additional paid-in capital                                95,707        95,820         97,618          97,618          97,618
     Retained earnings                                          6,370        16,262        (37,443)        (34,950)        (32,346)
                                                             --------      --------      ---------       ---------       ---------
          Total stockholders' equity                          102,177       112,183         60,276          62,769          65,373
                                                             --------      --------      ---------       ---------       ---------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $129,396      $184,167      $ 150,871       $ 151,454       $ 145,295
                                                             ========      ========      =========       =========       =========

                                 PROJECT GOLDCAP
                COMMON-SIZED HISTORICAL BALANCE SHEET INFORMATION
                             (DOLLARS IN THOUSANDS)

                                                                        DECEMBER 31,               MARCH 31,  JUNE 30,
                                                             -------------------------------     ----------  ---------
                                                              1995        1996         1997         1998       1998
                                                             ------     -------       ------     ----------  ---------
ASSETS
Current assets:
     Cash and cash equivalents                                31.2%       14.6%       14.6%        10.3%         6.7%
     Accrued interest receivable                               0.1%        0.0%        0.0%         0.0%         0.0%
     Premiums receivable from subscribers                      2.8%        1.7%        3.7%         3.0%         3.1%
     Patient accounts receivable                               0.0%        0.0%        1.1%         1.5%         1.4%
     Income taxes receivable                                   0.0%        0.1%        0.1%         0.0%         0.0%
     Assets held for sale                                      0.4%        0.0%        0.0%         0.0%         0.0%
     Deferred income taxes                                     1.1%        1.7%        3.4%         3.4%         1.8%
     Other current assets                                      0.2%        0.3%        1.9%         2.7%         1.3%
                                                             -----       -----       -----        -----        -----
          Total current assets                                35.7%       18.5%       24.7%        20.8%        14.3%

     Restricted funds                                          1.1%        1.1%        1.5%         1.5%         1.6%
     Property and equipment, net                               1.5%        1.6%        4.2%         5.7%         8.4%
     Excess of purchase price over net assets acquired        54.9%       73.3%       63.8%        66.1%        69.3%
     Noncompetition agreements                                 1.2%        0.5%        0.2%         0.1%         0.0%
     Investment in DHDC                                        0.0%        0.0%        1.0%         1.0%         1.0%
     Unamortized loan fees                                     0.1%        0.1%        0.0%         0.0%         0.0%
     Reinsurance receivable                                    4.9%        2.9%        3.6%         3.6%         3.8%
     Cash surrender value of officers' life insurance          0.1%        0.1%        0.0%         0.0%         0.1%
     Deferred income taxes                                     0.2%        1.1%        0.0%         0.0%         0.0%
     Other assets                                              0.2%        0.7%        1.0%         1.2%         1.3%
                                                             -----       -----       -----        -----        -----

     TOTAL ASSETS                                            100.0%      100.0%      100.0%       100.0%       100.0%
                                                             =====       =====       =====        =====        =====
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Unearned revenue                                          8.0%        5.2%        6.3%         6.1%         6.3%
     Accounts payable and accrued expenses                     5.7%        5.9%        9.8%         8.9%         7.9%
     Income taxes payable                                      0.7%        0.0%        0.0%         0.0%         0.1%
     Accrued interest payable                                  0.0%        0.2%        0.1%         0.1%         0.1%
     Life policy and contract claims reserves                  0.0%        0.0%        0.0%         0.0%         0.0%
     Dental claims reserves                                    1.9%        0.8%        1.0%         1.2%         1.3%
     Other current liabilities                                 0.0%        1.0%        0.0%         0.0%        (2.3%)
                                                             -----       -----       -----        -----        -----
          Total current liabilities                           16.3%       13.2%       17.3%        16.4%        13.5%

     Aggregate reserves for life policies and contracts        4.1%        2.9%        3.5%         3.5%         3.7%
     Aggregate reserves for dental contracts                   0.1%        0.0%        0.0%         0.0%         0.0%
     Notes payable                                             0.0%       22.6%       37.5%        36.4%        37.3%
     Deferred tax liability                                    0.0%        0.0%        1.3%         1.2%         0.0%
     Deferred compensation expense                             0.3%        0.2%        0.2%         0.2%         0.2%
     Other liabilities                                         0.2%        0.2%        0.3%         0.8%         0.3%
                                                             -----       -----       -----        -----        -----
     Total liabilities                                        21.0%       39.1%       60.0%        58.6%        55.0%
                                                             -----       -----       -----        -----        -----

Commitments and contingencies
Stockholders' equity:
     Preferred stock                                           0.0%        0.0%        0.0%         0.0%         0.0%
     Common stock                                              0.1%        0.1%        0.1%         0.1%         0.1%
     Additional paid-in capital                               74.0%       52.0%       64.7%        64.5%        67.2%
     Retained earnings                                         4.9%        8.8%      (24.8%)      (23.1%)      (22.3%)
                                                             -----       -----       -----        -----        -----
          Total stockholders' equity                          79.0%       60.9%       40.0%        41.4%        45.0%
                                                             -----       -----       -----        -----        -----
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              100.0%      100.0%      100.0%       100.0%       100.0%
                                                             =====       =====       =====        =====        =====

                                 PROJECT GOLDCAP
                 HISTORICAL STATEMENT OF CASH FLOWS INFORMATION
                             (DOLLARS IN THOUSANDS)


                                                                          YEAR ENDED DECEMBER 31,       THREE MONTHS ENDED MARCH 31,
                                                                     --------------------------------   ----------------------------
                                                                       1995        1996        1997           1997        1998
                                                                     --------    --------    --------       --------    --------
Cash flows from operating activities:
  Net income (loss)                                                  $  4,706    $  9,892    $(53,705)      $  2,839    $  2,493
  Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
      Depreciation and amortization                                     2,855       5,248       5,735          1,348       1,379
      Goodwill impairment                                                  --          --      58,953             --          --
      (Gain) loss on sale of assets held for sale                          23        (174)         --             --          --
      Gain on sale of property and equipment                               --         (53)        (12)           (10)         --
      Loss on sale of property and equipment                               --          --          65             --          --
      Bad debt expense                                                     --          --         183             --          --
      Extraordinary loss on early extinguishment of debt                  803          --          --             --          --
      Deferred income tax expense (benefit)                              (255)      1,526       2,136            553          --
      Changes in assets and liabilities:
        Premiums receivable from subscribers                             (203)      1,813      (2,433)        (1,033)        465
        Patient receivables                                                --          --      (1,029)            --          --
        Income taxes receivable                                           213        (231)         71            856       1,313
        Other assets                                                   (1,181)        (73)     (3,487)          (662)     (1,687)
        Unearned revenue                                                1,213      (1,445)        (59)           201        (307)
        Accounts payable and accrued expenses                            (424)     (3,200)       (300)        (1,393)     (1,453)
        Income taxes payable                                              854        (903)         --             --          --
        Other liabilities                                                (146)     (2,895)     (1,781)        (1,242)       (854)
                                                                     --------    --------    --------       --------    --------

          Net cash provided by operating activities                     8,458       9,505       4,337          1,457       1,349
                                                                     --------    --------    --------       --------    --------

Cash flows from investing activities:
  Additions to property and equipment                                  (1,076)     (2,394)     (3,985)          (873)     (2,838)
  Proceeds from sale of assets held for sale                            1,323         694          --             --          --
  Increase in restricted cash                                            (106)       (607)       (175)            (2)         87
  Proceeds from sale of property and equipment                             --         253          37             18          --
  Cash surrender value of life insurance                                  (28)         15         (28)            --          --
  Purchases of businesses, net of cash acquired                       (31,188)    (62,462)    (20,770)          (715)     (3,500)
                                                                     --------    --------    --------       --------    --------

          Net cash used in investing activities                       (31,075)    (64,501)    (24,921)        (1,572)     (6,251)
                                                                     --------    --------    --------       --------    --------

Cash flows from financing activities:
  Repayment of notes payable                                          (26,600)     57,697      59,456             --          --
  Borrowings under credit agreement                                    25,000     (16,034)    (44,525)            --          --
  Repayments under credit agreement                                   (25,000)       (112)         --         (3,663)     (1,493)
  Loan fees paid                                                         (240)         --          --             --          --
  Repayment of subordinated notes                                      (7,947)         --          --             --          --
  Retirement of preferred stock                                        (5,377)         --          --             --          --
  Proceeds from initial public offering, net of issuance cost          51,442          --          --             --          --
  Proceeds from secondary public offering, net of issuance cost        42,047          --          --             --          --
  Proceeds from exercise of stock options                                  --          66          21             --          --
  Proceeds from employee stock purchase plan                               --          48          53             --          --
  Tax benefit realized from exercise of nonqualified stock options         --          --         583            583          --
  Other                                                                    --         (98)         --             --          --
                                                                     --------    --------    --------       --------    --------

          Net cash provided by financing activities                    53,325      41,567      15,588         (3,080)     (1,493)
                                                                     --------    --------    --------       --------    --------

          Decrease (increase) in cash and cash equivalents             30,708     (13,429)     (4,996)        (3,195)     (6,395)
Cash and equivalents, beginning of period                               9,680      40,388      26,959         26,959      21,963
                                                                     --------    --------    --------       --------    --------

Cash and equivalents, end of period                                  $ 40,388    $ 26,959    $ 21,963       $ 23,764    $ 15,568
                                                                     ========    ========    ========       ========    ========

                                 PROJECT GOLDCAP
                HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                   THREE MONTHS ENDED  THREE MONTHS ENDED   SIX MONTHS ENDED
                                                   ------------------  ------------------   ----------------
                                                        MARCH 31,           JUNE 30,            JUNE 30,
                                                          1998                1998                1998
                                                        ---------           --------            --------
Revenues:
   Subscriber premiums                                  $ 35,422            $ 35,982            $ 71,404
   Affiliated practice revenue                             5,292               5,824              11,115
   Other revenue                                           1,728               1,757               3,486
                                                        --------            --------            --------

   Total revenue                                          42,442              43,563              86,005

Expenses:
   Dental care providers' fees and claim costs            19,428              19,505              38,934
   Commissions                                             3,265               3,346               6,612
   Premium taxes                                             261                 194                 455
   DHMI operating expenses                                 4,605               5,262               9,867
   General and administrative                              8,374               8,293              16,667
   Goodwill impairment                                        --                  --                  --
   Depreciation and amortization                           1,379               1,475               2,854
                                                        --------            --------            --------

   Total operating expenses                               37,312              38,075              75,388
                                                        --------            --------            --------

Operating income (loss)                                    5,130               5,487              10,617

Other (income)/ expense
   Interest (income)                                        (254)               (245)               (499)
   Interest expense                                        1,013               1,159               2,172
   Other, net                                                  0                  (3)                 (3)
                                                        --------            --------            --------

   Total other (income) expense                              759                 910               1,669
                                                        --------            --------            --------

Income before income taxes                                 4,371               4,577               8,948
Provision for income taxes                                 1,878               1,972               3,850
                                                        --------            --------            --------
   % rate                                                   43.0%               43.1%               43.0%

Net income before extraordinary item                    $  2,493            $  2,605            $  5,098
                                                        ========            ========            ========

Diluted weighted average shares outstanding               10,175              10,181              10,178

Diluted earnings per share                              $   0.25            $   0.26            $   0.50

EBITDA (excluding one-time charges)                        6,509               6,962              13,471

EBITDA per share                                        $   0.64            $   0.68            $   1.32

After-tax EBITDA per share                              $   0.36            $   0.39            $   0.75

                                 PROJECT GOLDCAP
                HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                   THREE MONTHS ENDED  THREE MONTHS ENDED   SIX MONTHS ENDED
                                                   ------------------  ------------------   ----------------
                                                        MARCH 31,           JUNE 30,            JUNE 30,
                                                          1998                1998                1998
                                                        ---------           --------            --------
Revenues:
   Subscriber premiums                                     83.5%              82.6%               83.0%
   Affiliated practice revenue                             12.5%              13.4%               12.9%
   Other revenue                                            4.1%               4.0%                4.1%
                                                          -----              -----               -----

   Total revenue                                          100.0%             100.0%              100.0%

Expenses:
   Dental care providers' fees and claim costs             45.8%              44.8%               45.3%
   Commissions                                              7.7%               7.7%                7.7%
   Premium taxes                                            0.6%               0.4%                0.5%
   DHMI operating expenses                                 10.9%              12.1%               11.5%
   General and administrative                              19.7%              19.0%               19.4%
   Goodwill impairment                                      0.0%               0.0%                0.0%
   Depreciation and amortization                            3.2%               3.4%                3.3%
                                                          -----              -----               -----

   Total operating expenses                                87.9%              87.4%               87.7%
                                                          -----              -----               -----

Operating income (loss)                                    12.1%              12.6%               12.3%

Other (income)/ expense
   Interest (income)                                       (0.6%)             (0.6%)              (0.6%)
   Interest expense                                         2.4%               2.7%                2.5%
   Other, net                                               0.0%              (0.0%)              (0.0%)
                                                          -----              -----               -----

   Total other (income) expense                             1.8%               2.1%                1.9%
                                                          -----              -----               -----

Income before income taxes                                 10.3%              10.5%               10.4%
Provision for income taxes                                  4.4%               4.5%                4.5%
                                                          -----              -----               -----

Net income                                                  5.9%               6.0%                5.9%
                                                          =====              =====               =====

EBITDA (excluding one-time charges)                        15.3%              16.0%               15.7%

                                 PROJECT GOLDCAP
                HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                          THREE MONTHS ENDED                           YEAR ENDED
                                                    --------------------------------------------------------------    ------------
                                                    MARCH 31,        JUNE 30,       SEPTEMBER 30,     DECEMBER 31,    DECEMBER 31,
                                                      1997             1997             1997             1997            1997
                                                    ---------        ---------      -------------     ------------    ------------
Revenues:
   Subscriber premiums                              $  35,636        $  35,852        $  35,982        $  35,926       $ 143,396
   Affiliated practice revenue                             --               --            3,343            3,774           7,113
   Other revenue                                        2,199            2,348            1,809            1,857           8,217
                                                    ---------        ---------        ---------        ---------       ---------

   Total revenue                                       37,835           38,200           41,134           41,557         158,726

Expenses:
   Dental care providers' fees and claim costs         19,544           19,906           19,849           22,391 [1]      81,690 [1]
   Commissions                                          3,172            3,192            3,552            3,356          13,272
   Premium taxes                                          265              256              263              263           1,047
   DHMI operating expenses                                 --               --               --               --              --
   General and administrative                           7,860            7,967           10,231           18,260 [2]      44,318 [2]
   Goodwill impairment                                     --               --               --           58,953          58,953
   Depreciation and amortization                        1,321            1,355            1,553            1,506           5,735
                                                    ---------        ---------        ---------        ---------       ---------

   Total operating expenses                            32,162           32,676           35,448          104,729         205,015
                                                    ---------        ---------        ---------        ---------       ---------

Operating income (loss)                                 5,673            5,524            5,686        (63,172)[3]     (46,289)[4]

Other (income)/ expense
   Interest (income)                                     (161)            (254)             (79)            (231)           (725)
   Interest expense                                       708              738              783            1,010           3,239
   Other, net                                             (45)             (16)              (5)              68               2
                                                    ---------        ---------        ---------        ---------       ---------

   Total other (income) expense                           502              468              699              847           2,516
                                                    ---------        ---------        ---------        ---------       ---------

Income before income taxes                              5,171            5,056            4,987          (64,019)        (48,805)
Provision for income taxes                              2,332            2,172            2,055           (1,659)          4,900
                                                    ---------        ---------        ---------        ---------       ---------
   % rate                                                45.1%            43.0%            41.2%              NM           (10.0%)

Net income before extraordinary item                $   2,839        $   2,884        $   2,932        ($62,360)[3]    ($53,705)[4]
                                                    =========        =========        =========        =========       =========

Diluted weighted average shares outstanding            10,167           10,179           10,238           10,110          10,098

Diluted earnings per share                          $    0.28        $    0.28        $    0.29           ($6.17)[3]      ($5.32)[4]

EBITDA (excluding one-time charges)                     6,994            6,879            7,239            6,687          27,799

EBITDA per share                                    $    0.69        $    0.68        $    0.71        $    0.66       $    2.75

After-tax EBITDA per share                          $    0.38        $    0.39        $    0.42        $    0.37       $    1.56

---------------------------------------

[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2] Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported $5.2 million in operating income, $2.4 million in net income and $0.24 in net income per share.
[4] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported $22.1 million in operating income, $11.1 million in net income and $1.10 in net income per share.

                                 PROJECT GOLDCAP
         COMMON-SIZED HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                          THREE MONTHS ENDED                           YEAR ENDED
                                                    --------------------------------------------------------------    ------------
                                                    MARCH 31,        JUNE 30,       SEPTEMBER 30,     DECEMBER 31,    DECEMBER 31,
                                                      1997             1997             1997             1997            1997
                                                    ---------        ---------      -------------     ------------    ------------
Revenues:
   Subscriber premiums                                 94.2%            93.9%            87.5%            86.4%            90.3%
   Affiliated practice revenue                          0.0%             0.0%             8.1%             9.1%             4.5%
   Other revenue                                        5.8%             6.1%             4.4%             4.5%             5.2%
                                                      -----            -----            -----           ------            -----

   Total revenue                                      100.0%           100.0%           100.0%           100.0%           100.0%

Expenses:
   Dental care providers' fees and claim costs         51.7%            52.1%            48.3%            53.9%[1]         51.5%[1]
   Commissions                                          8.4%             8.4%             8.6%             8.1%             8.4%
   Premium taxes                                        0.7%             0.7%             0.6%             0.6%             0.7%
   DHMI operating expenses                              0.0%             0.0%             0.0%             0.0%             0.0%
   General and administrative                          20.8%            20.9%            24.9%            43.9%[2]         27.9%[2]
   Goodwill impairment                                  0.0%             0.0%             0.0%           141.9%            37.1%
   Depreciation and amortization                        3.5%             3.5%             3.8%             3.6%             3.6%
                                                      -----            -----            -----           ------            -----

   Total operating expenses                            85.0%            85.5%            86.2%           252.0%           129.2%
                                                      -----            -----            -----           ------            -----

Operating income (loss)                                15.0%            14.5%            13.8%          (152.0%)[3]       (29.2%)[4]

Other (income)/ expense
   Interest (income)                                   (0.4%)           (0.7%)           (0.2%)           (0.6%)           (0.5%)
   Interest expense                                     1.9%             1.9%             1.9%             2.4%             2.0%
   Other, net                                          (0.1%)           (0.0%)           (0.0%)            0.2%             0.0%
                                                      -----            -----            -----           ------            -----

   Total other (income) expense                         1.3%             1.2%             1.7%             2.0%             1.6%
                                                      -----            -----            -----           ------            -----

Income before income taxes                             13.7%            13.2%            12.1%          (154.1%)          (30.7%)
Provision for income taxes                              6.2%             5.7%             5.0%            (4.0%)            3.1%
                                                      -----            -----            -----           ------            -----

Net income                                              7.5%             7.5%             7.1%          (150.1%)[3]       (33.8%)[4]
                                                      =====            =====            =====           ======            =====

EBITDA (excluding one-time charges)                    18.5%            18.0%            17.6%            16.1%            17.5%


-----------------------------------

[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2] Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported an operating income margin of 12.5% and a net income margin of 5.8%.
[4] Excluding goodwill impairment charge and one-time charges, Goldcap would have reported an operating income margin of 13.9% and a net income margin of 7.0%.

                                 PROJECT GOLDCAP
                HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                          THREE MONTHS ENDED                           YEAR ENDED
                                                    --------------------------------------------------------------    ------------
                                                    MARCH 31,        JUNE 30,       SEPTEMBER 30,     DECEMBER 31,    DECEMBER 31,
                                                      1997             1997             1997             1997            1997
                                                    ---------        ---------      -------------     ------------    ------------
Revenues:
   Subscriber premiums                               $ 30,831         $ 33,384         $ 35,443         $ 36,149        $ 135,807
   Affiliated practice revenue                             --               --               --               --               --
   Other revenue                                          554            1,377            1,704            1,627            5,262
                                                     --------         --------         --------         --------        ---------

   Total revenue                                       31,385           34,761           37,147           37,776          141,069

Expenses:
   Dental care providers' fees and claim costs         16,481           17,967           19,196           19,787           73,431
   Commissions                                          3,013            3,091            2,949            3,131           12,184
   Premium taxes                                          259              264              264              231            1,018
   DHMI operating expenses                                 --               --               --               --               --
   General and administrative                           6,771            7,831            7,964            7,828           30,394
   Goodwill impairment                                     --               --               --               --               --
   Depreciation and amortization                        1,047            1,287            1,389            1,430            5,153
                                                     --------         --------         --------         --------        ---------

   Total operating expenses                            27,571           30,440           31,762           32,407          122,180
                                                     --------         --------         --------         --------        ---------

Operating income (loss)                                 3,814            4,321            5,385            5,369           18,889

Other (income)/ expense
   Interest (income)                                     (153)            (145)            (117)            (170)            (585)
   Interest expense                                        46              434              697              758            1,935
   Other, net                                             (10)            (299)              96               (6)            (219)
                                                     --------         --------         --------         --------        ---------

   Total other (income) expense                          (117)             (10)             676              582            1,131
                                                     --------         --------         --------         --------        ---------

Income before income taxes                              3,931            4,331            4,709            4,787           17,758
Provision for income taxes                              1,694            1,924            2,103            2,145            7,866
                                                     --------         --------         --------         --------        ---------
   % rate                                                43.1%            44.4%            44.7%            44.8%            44.3%

Net income before extraordinary item                 $  2,237         $  2,407         $  2,606         $  2,642        $   9,892
                                                     ========         ========         ========         ========        =========

Diluted weighted average shares outstanding            10,156           10,185           10,163           10,172           10,177

Diluted earnings per share                           $   0.22         $   0.24         $   0.26         $   0.26        $    0.97

EBITDA (excluding one-time charges)                     4,861            5,608            6,774            6,799           24,042

EBITDA per share                                     $   0.48         $   0.55         $   0.67         $   0.67        $    2.36

After-tax EBITDA per share                           $   0.27         $   0.31         $   0.37         $   0.37        $    1.32

                                 PROJECT GOLDCAP
         COMMON-SIZED HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                          THREE MONTHS ENDED                           YEAR ENDED
                                                    --------------------------------------------------------------    ------------
                                                    MARCH 31,        JUNE 30,       SEPTEMBER 30,     DECEMBER 31,    DECEMBER 31,
                                                      1997             1997             1997             1997            1997
                                                    ---------        ---------      -------------     ------------    ------------
Revenues:
   Subscriber premiums                                 98.2%            96.0%            95.4%            95.7%            96.3%
   Affiliated practice revenue                          0.0%             0.0%             0.0%             0.0%             0.0%
   Other revenue                                        1.8%             4.0%             4.6%             4.3%             3.7%
                                                      -----            -----            -----            -----            -----

   Total revenue                                      100.0%           100.0%           100.0%           100.0%           100.0%

Expenses:
   Dental care providers' fees and claim costs         52.5%            51.7%            51.7%            52.4%            52.1%
   Commissions                                          9.6%             8.9%             7.9%             8.3%             8.6%
   Premium taxes                                        0.8%             0.8%             0.7%             0.6%             0.7%
   DHMI operating expenses                              0.0%             0.0%             0.0%             0.0%             0.0%
   General and administrative                          21.6%            22.5%            21.4%            20.7%            21.5%
   Goodwill impairment                                  0.0%             0.0%             0.0%             0.0%             0.0%
   Depreciation and amortization                        3.3%             3.7%             3.7%             3.8%             3.7%
                                                      -----            -----            -----            -----            -----

   Total operating expenses                            87.8%            87.6%            85.5%            85.8%            86.6%
                                                      -----            -----            -----            -----            -----

Operating income (loss)                                12.2%            12.4%            14.5%            14.2%            13.4%

Other (income)/ expense
   Interest (income)                                   (0.5%)           (0.4%)           (0.3%)           (0.5%)           (0.4%)
   Interest expense                                     0.1%             1.2%             1.9%             2.0%             1.4%
   Other, net                                          (0.0%)           (0.9%)            0.3%            (0.0%)           (0.2%)
                                                      -----            -----            -----            -----            -----

   Total other (income) expense                        (0.4%)           (0.0%)            1.8%             1.5%             0.8%
                                                      -----            -----            -----            -----            -----

Income before income taxes                             12.5%            12.5%            12.7%            12.7%            12.6%
Provision for income taxes                              5.4%             5.5%             5.7%             5.7%             5.6%
                                                      -----            -----            -----            -----            -----

Net income                                              7.1%             6.9%             7.0%             7.0%             7.0%
                                                      =====            =====            =====            =====            =====

EBITDA (excluding one-time charges)                    15.5%            16.1%            18.2%            18.0%            17.0%

                                 PROJECT GOLDCAP
                HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                          THREE MONTHS ENDED                           YEAR ENDED
                                                    --------------------------------------------------------------    ------------
                                                    MARCH 31,        JUNE 30,       SEPTEMBER 30,     DECEMBER 31,    DECEMBER 31,
                                                      1997             1997             1997             1997            1997
                                                    ---------        ---------      -------------     ------------    ------------
Revenues:
   Subscriber premiums                               $ 22,790         $ 23,238         $ 31,463         $ 27,407        $ 104,898
   Affiliated practice revenue                             --               --               --               --               --
   Other revenue                                          240              238              409              875            1,763
                                                     --------         --------         --------         --------        ---------

   Total revenue                                       23,031           23,476           31,872           28,282          106,661

Expenses:
   Dental care providers' fees and claim costs         13,700           13,832           18,802           15,884           62,218
   Commissions                                          2,592            2,674            3,115            2,382           10,763
   Premium taxes                                          324              353              375              340            1,392
   DHMI operating expenses                                 --               --               --               --               --
   General and administrative                           3,740            3,896            5,721            6,078           19,435
   Goodwill impairment                                     --               --               --               --               --
   Depreciation and amortization                          565              533              818              800            2,717
                                                     --------         --------         --------         --------        ---------

   Total operating expenses                            20,921           21,288           28,831           25,484           96,525
                                                     --------         --------         --------         --------        ---------

Operating income (loss)                                 2,109            2,188            3,041            2,798           10,136

Other (income)/ expense
   Interest (income)                                      (31)             (96)            (181)            (427)            (735)
   Interest expense                                       949              630              352               39            1,970
   Other, net                                              12               (7)             (23)             (50)             (68)
                                                     --------         --------         --------         --------        ---------

   Total other (income) expense                           929              527              148             (438)           1,167
                                                     --------         --------         --------         --------        ---------

Income before income taxes                              1,180            1,661            2,893            3,236            8,969
Provision for income taxes                                523              709            1,246            1,288            3,765
                                                     --------         --------         --------         --------        ---------
   % rate                                                44.3%            42.7%            43.1%            39.8%            42.0%

Net income before extraordinary item                 $    658         $    952         $  1,647         $  1,948        $   5,204
                                                     ========         ========         ========         ========        =========

Diluted weighted average shares outstanding             5,500            6,500            9,041           10,150            7,352

Diluted earnings per share                           $   0.12         $   0.15         $   0.18         $   0.19        $    0.68

EBITDA (excluding one-time charges)                     2,674            2,721            3,859            3,598           12,853

EBITDA per share                                     $   0.49         $   0.42         $   0.43         $   0.36        $    1.75

After-tax EBITDA per share                           $   0.27         $   0.24         $   0.24         $   0.22        $    1.01

                                 PROJECT GOLDCAP
         COMMON-SIZED HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                          THREE MONTHS ENDED                           YEAR ENDED
                                                    --------------------------------------------------------------    ------------
                                                    MARCH 31,        JUNE 30,       SEPTEMBER 30,     DECEMBER 31,    DECEMBER 31,
                                                      1997             1997             1997             1997            1997
                                                    ---------        ---------      -------------     ------------    ------------
Revenues:
   Subscriber premiums                                 99.0%            99.0%            98.7%            96.9%            98.3%
   Affiliated practice revenue                          0.0%             0.0%             0.0%             0.0%             0.0%
   Other revenue                                        1.0%             1.0%             1.3%             3.1%             1.7%
                                                      -----            -----            -----            -----            -----

   Total revenue                                      100.0%           100.0%           100.0%           100.0%           100.0%

Expenses:
   Dental care providers' fees and claim costs         59.5%            58.9%            59.0%            56.2%            58.3%
   Commissions                                         11.3%            11.4%             9.8%             8.4%            10.1%
   Premium taxes                                        1.4%             1.5%             1.2%             1.2%             1.3%
   DHMI operating expenses                              0.0%             0.0%             0.0%             0.0%             0.0%
   General and administrative                          16.2%            16.6%            17.9%            21.5%            18.2%
   Goodwill impairment                                  0.0%             0.0%             0.0%             0.0%             0.0%
   Depreciation and amortization                        2.5%             2.3%             2.6%             2.8%             2.5%
                                                      -----            -----            -----            -----            -----

   Total operating expenses                            90.8%            90.7%            90.5%            90.1%            90.5%
                                                      -----            -----            -----            -----            -----

Operating income (loss)                                 9.2%             9.3%             9.5%             9.9%             9.5%

Other (income)/ expense
   Interest (income)                                   (0.1%)           (0.4%)           (0.6%)           (1.5%)           (0.7%)
   Interest expense                                     4.1%             2.7%             1.1%             0.1%             1.8%
   Other, net                                           0.1%            (0.0%)           (0.1%)           (0.2%)           (0.1%)
                                                      -----            -----            -----            -----            -----

   Total other (income) expense                         4.0%             2.2%             0.5%            (1.5%)            1.1%
                                                      -----            -----            -----            -----            -----

Income before income taxes                              5.1%             7.1%             9.1%            11.4%             8.4%
Provision for income taxes                              2.3%             3.0%             3.9%             4.6%             3.5%
                                                      -----            -----            -----            -----            -----

Net income before extraordinary item                    2.9%             4.1%             5.2%             6.9%             4.9%
                                                      =====            =====            =====            =====            =====

EBITDA (excluding one-time charges)                    11.6%            11.6%            12.1%            12.7%            12.1%

                                 PROJECT GOLDCAP
                           HISTORICAL EBITDA ANALYSIS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                          THREE MONTHS ENDED                           YEAR ENDED
                                                    --------------------------------------------------------------    ------------
                                                    MARCH 31,        JUNE 30,       SEPTEMBER 30,     DECEMBER 31,    DECEMBER 31,
                                                      1997             1997             1997             1997            1997
                                                    ---------        ---------      -------------     ------------    ------------
EBITDA                                               $2,674           $2,721           $3,859           $3,598          $12,853

EBITDA margin                                          11.6%            11.6%            12.1%            12.7%            12.1%

EBITDA per share                                     $ 0.49           $ 0.42           $ 0.43           $ 0.36          $  1.75

After-tax EBITDA per share                           $ 0.27           $ 0.24           $ 0.24           $ 0.22          $  1.01

                                                                          THREE MONTHS ENDED                           YEAR ENDED
                                                    --------------------------------------------------------------    ------------
                                                    MARCH 31,        JUNE 30,       SEPTEMBER 30,     DECEMBER 31,    DECEMBER 31,
                                                      1997             1997             1997             1997            1997
                                                    ---------        ---------      -------------     ------------    ------------
EBITDA                                               $4,861           $5,608           $6,774           $6,799          $24,042

EBITDA margin                                          15.5%            16.1%            18.2%            18.0%            17.0%

EBITDA per share                                     $ 0.48           $ 0.55           $ 0.67           $ 0.67          $  2.36

After-tax EBITDA per share                           $ 0.27           $ 0.31           $ 0.37           $ 0.37          $  1.32

                                                                          THREE MONTHS ENDED                           YEAR ENDED
                                                    --------------------------------------------------------------    ------------
                                                    MARCH 31,        JUNE 30,       SEPTEMBER 30,     DECEMBER 31,    DECEMBER 31,
                                                      1997             1997             1997             1997            1997
                                                    ---------        ---------      -------------     ------------    ------------
EBITDA (excluding one-time charges)                  $6,994           $6,879           $7,239           $6,687          $27,799

EBITDA margin                                          18.5%            18.0%            17.6%            16.1%            17.5%

EBITDA per share                                     $ 0.69           $ 0.68           $ 0.71           $ 0.66          $  2.75

After-tax EBITDA per share                           $ 0.38           $ 0.39           $ 0.42           $ 0.37          $  1.56

                                                        THREE MONTHS ENDED
                                                    -------------------------
                                                    MARCH 31,        JUNE 30,
                                                      1998             1998
                                                    ---------        --------
EBITDA                                               $6,509           $6,962

EBITDA margin                                          15.3%            16.0%

EBITDA per share                                     $ 0.64           $ 0.68

After-tax EBITDA per share                           $ 0.36           $ 0.39

                                PROJECT GOLDCAP

 ROBINSON-HUMPHREY RESEARCH PROJECTED QUARTERLY INCOME STATEMENT INFORMATION [1]
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                      THREE MONTHS ENDING                     YEAR ENDING
                                                   ---------------------------------------------------------  ------------
                                                    MARCH 31,      JUNE 30,     SEPTEMBER 30,   DECEMBER 31,  DECEMBER 31,
                                                    1998 (A)         1998           1998           1998          1998
                                                   ----------     ---------     -------------   ------------  ------------
Revenues:
     Subscriber premiums                           $  35,422      $  35,627      $  36,226      $  36,837      $ 144,118
     Affiliated practice revenue                       5,292          6,250          7,250          8,250         27,042
     Other revenue                                     1,728          1,800          1,825          1,850          7,202
                                                   ---------      ---------      ---------      ---------      ---------
     Total revenue                                    42,442         43,677         45,301         46,937        178,357

Expenses:
     Dental care providers' fees and claim costs      19,428         19,773         20,106         20,445         79,751
     Commissions                                       3,265          3,278          3,333          3,389         13,265
     Premium taxes                                       261            284            294            305          1,144
     DHMI operating expenses                           4,605          5,313          6,163          6,930         23,010
     General and administrative                        8,374          8,430          8,381          8,589         33,774
     Depreciation and amortization                     1,379          1,509          1,505          1,501          5,895
                                                   ---------      ---------      ---------      ---------      ---------
     Total operating expenses                         37,312         38,587         39,782         41,159        156,839
                                                   ---------      ---------      ---------      ---------      ---------

Operating income (loss)                                5,130          5,091          5,520          5,777         21,518
Other (income)/ expense
     Interest (income)                                  (254)          (351)          (389)          (431)        (1,424)
     Interest expense                                  1,013          1,014          1,014          1,014          4,056
     Other, net                                           --             --             --             --             --
                                                   ---------      ---------      ---------      ---------      ---------
     Total other (income) expense                        759            663            625            583          2,632
                                                   ---------      ---------      ---------      ---------      ---------
Income before income taxes                             4,371          4,427          4,894          5,193         18,886
Provision for income taxes                             1,878          1,904          2,105          2,233          8,121
                                                   ---------      ---------      ---------      ---------      ---------
     % rate                                               43%            43%            43%            43%            43%

Net income                                         $   2,493      $   2,524      $   2,790      $   2,960      $  10,767
                                                   =========      =========      =========      =========      =========
Diluted weighted average shares outstanding           10,167         10,180         10,185         10,190         10,183

Diluted earnings per share                         $    0.25      $    0.25      $    0.27      $    0.29      $    1.06

EBITDA                                                 6,509          6,600          7,025          7,278         27,413

EBITDA per share                                   $    0.64      $    0.65      $    0.69      $    0.71      $    2.69

After-Tax EBITDA per share                         $    0.37      $    0.37      $    0.39      $    0.41      $    1.53

                                                                      THREE MONTHS ENDING                     YEAR ENDING
                                                   ---------------------------------------------------------  -----------
                                                    MARCH 31,      JUNE 30,     SEPTEMBER 30,   DECEMBER 31,  DECEMBER 31,
                                                      1999           1999           1999            1999          1999
                                                   ----------     ----------    -------------   ------------  -----------
Revenues:
     Subscriber premiums                           $  37,146      $  37,140      $  37,448      $  38,084      $ 149,818
     Affiliated practice revenue                       8,750          9,250          9,750         10,250         38,000
     Other revenue                                     1,873          1,895          1,932          1,975          7,674
                                                   ---------      ---------      ---------      ---------      ---------
     Total revenue                                    47,769         48,285         49,130         50,309        195,492

Expenses:
     Dental care providers' fees and claim costs      20,802         20,724         20,971         21,327         83,821
     Commissions                                       3,492          3,491          3,520          3,580         14,083
     Premium taxes                                       310            314            319            327          1,271
     DHMI operating expenses                           7,350          7,770          8,190          8,610         31,920
     General and administrative                        8,360          8,450          8,598          8,678         34,085
     Depreciation and amortization                     1,553          1,560          1,567          1,573          6,253
                                                   ---------      ---------      ---------      ---------      ---------
     Total operating expenses                         41,867         42,309         43,165         44,095        171,433
                                                   ---------      ---------      ---------      ---------      ---------

Operating income (loss)                                5,902          5,976          5,965          6,213         24,056

Other (income)/ expense

     Interest (income)                                  (420)          (434)          (463)          (493)        (1,810)
     Interest expense                                  1,014          1,014          1,014          1,014          4,058
     Other, net                                           --             --             --             --             --
                                                   ---------      ---------      ---------      ---------      ---------

     Total other (income) expense                        594            580            551            521          2,248
                                                   ---------      ---------      ---------      ---------      ---------

Income before income taxes                             5,308          5,395          5,413          5,692         21,808
Provision for income taxes                             2,282          2,320          2,328          2,448          9,378
                                                   ---------      ---------      ---------      ---------      ---------
     % rate                                               43%            43%            43%            43%            43%

Net income                                         $   3,025      $   3,075      $   3,086      $   3,244      $  12,431
                                                   =========      =========      =========      =========      =========

Diluted weighted average shares outstanding           10,400         10,400         10,400         10,400         10,400

Diluted earnings per share                         $    0.29      $    0.30      $    0.30      $    0.31      $    1.20

EBITDA                                                 7,455          7,536          7,532          7,786         30,309

EBITDA per share                                   $    0.72      $    0.72      $    0.72      $    0.75      $    2.91

After-Tax EBITDA per share                         $    0.41      $    0.41      $    0.41      $    0.43      $    1.66

------------------------------------
[1] Projections dated April 28, 1998.

                                PROJECT GOLDCAP

COMMON-SIZED ROBINSON-HUMPHREY RESEARCH PROJECTED QUARTERLY INCOME STATEMENT
                                INFORMATION [1]
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        THREE MONTHS ENDING                         YEAR ENDING
                                                              ----------------------------------------------------- -------------
                                                                MARCH 31,     JUNE 30,   SEPTEMBER 30, DECEMBER 31,  DECEMBER 31,
                                                                1998 (A)        1998         1998         1998          1998
                                                              ----------      --------   ------------  ------------  ------------
Revenues:
      Subscriber premiums                                         83.5%         81.6%         80.0%         78.5%         80.8%
      Affiliated practice revenue                                 12.5%         14.3%         16.0%         17.6%         15.2%
      Other revenue                                                4.1%          4.1%          4.0%          3.9%          4.0%
                                                                 -----         -----         -----         -----         -----
      Total revenue                                              100.0%        100.0%        100.0%        100.0%        100.0%

Expenses:
      Dental care providers' fees and claim costs                 45.8%         45.3%         44.4%         43.6%         44.7%
      Commissions                                                  7.7%          7.5%          7.4%          7.2%          7.4%
      Premium taxes                                                0.6%          0.7%          0.6%          0.6%          0.6%
      DHMI operating expenses                                     10.9%         12.2%         13.6%         14.8%         12.9%
      General and administrative                                  19.7%         19.3%         18.5%         18.3%         18.9%
      Depreciation and amortization                                3.2%          3.5%          3.3%          3.2%          3.3%
                                                                 -----         -----         -----         -----         -----
      Total operating expenses                                    87.9%         88.3%         87.8%         87.7%         87.9%
                                                                 -----         -----         -----         -----         -----
Operating income (loss)                                           12.1%         11.7%         12.2%         12.3%         12.1%

Other (income)/ expense
      Interest (income)                                           -0.6%         -0.8%         -0.9%         -0.9%         -0.8%
      Interest expense                                             2.4%          2.3%          2.2%          2.2%          2.3%
      Other, net                                                   0.0%          0.0%          0.0%          0.0%          0.0%
                                                                 -----         -----         -----         -----         -----
      Total other (income) expense                                 1.8%          1.5%          1.4%          1.2%          1.5%
                                                                 -----         -----         -----         -----         -----

Income before income taxes                                        10.3%         10.1%         10.8%         11.1%         10.6%
Provision for income taxes                                         4.4%          4.4%          4.6%          4.8%          4.6%
                                                                 -----         -----         -----         -----         -----

Net income                                                         5.9%          5.8%          6.2%          6.3%          6.0%
                                                                 =====         =====         =====         =====         =====

EBITDA                                                            15.3%         15.1%         15.5%         15.5%         15.4%

                                                                             THREE MONTHS ENDING                    YEAR ENDING
                                                              ----------------------------------------------------- -------------
                                                                MARCH 31,     JUNE 30,   SEPTEMBER 30, DECEMBER 31,  DECEMBER 31,
                                                                  1999          1999         1999         1999          1999
                                                              ----------      --------   ------------  -----------  ------------
Revenues:
      Subscriber premiums                                         77.8%         76.9%         76.2%         75.7%         76.6%
      Affiliated practice revenue                                 18.3%         19.2%         19.8%         20.4%         19.4%
      Other revenue                                                3.9%          3.9%          3.9%          3.9%          3.9%
                                                                 -----         -----         -----         -----         -----
      Total revenue                                              100.0%        100.0%        100.0%        100.0%        100.0%

Expenses:
      Dental care providers' fees and claim costs                 43.5%         42.9%         42.7%         42.4%         42.9%
      Commissions                                                  7.3%          7.2%          7.2%          7.1%          7.2%
      Premium taxes                                                0.6%          0.7%          0.6%          0.6%          0.7%
      DHMI operating expenses                                     15.4%         16.1%         16.7%         17.1%         16.3%
      General and administrative                                  17.5%         17.5%         17.5%         17.2%         17.4%
      Depreciation and amortization                                3.3%          3.2%          3.2%          3.1%          3.2%
                                                                 -----         -----         -----         -----         -----
      Total operating expenses                                    87.6%         87.6%         87.9%         87.6%         87.7%
                                                                 -----         -----         -----         -----         -----
Operating income (loss)                                           12.4%         12.4%         12.1%         12.3%         12.3%

Other (income)/ expense
      Interest (income)                                           -0.9%         -0.9%         -0.9%         -1.0%         -0.9%
      Interest expense                                             2.1%          2.1%          2.1%          2.0%          2.1%
      Other, net                                                   0.0%          0.0%          0.0%          0.0%          0.0%
                                                                 -----         -----         -----         -----         -----
      Total other (income) expense                                 1.2%          1.2%          1.1%          1.0%          1.1%
                                                                 -----         -----         -----         -----         -----

Income before income taxes                                        11.1%         11.2%         11.0%         11.3%         11.2%
Provision for income taxes                                         4.8%          4.8%          4.7%          4.9%          4.8%
                                                                 -----         -----         -----         -----         -----

Net income                                                         6.3%          6.4%          6.3%          6.4%          6.4%
                                                                 =====         =====         =====         =====         =====

EBITDA                                                            15.6%         15.6%         15.3%         15.5%         15.5%

------------------------------------
[1] Projections dated April 28, 1998.

PROJECT GOLDCAP
CONSOLIDATED PROJECTED INCOME STATEMENT INFORMATION [1]
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                PROJECTED YEAR ENDING DECEMBER 31,
                                       -----------------------------------------------------------------------------------
                                         1998           1999           2000           2001           2002           2003
                                       --------       -------        --------      ---------       -------        --------
Revenues:
    Benefits revenues                  $150,496       $163,785       $176,888       $191,039       $202,501       $214,651
    DHMI patient revenues                22,329         24,773         27,422         30,354         33,600         37,193
    DHDC management fee                   2,190          2,367          2,620          2,900          3,210          3,554
    Dentlease rental fees                    11             13             14             16             18             20
                                       --------       --------       --------       --------       --------       --------
        Total revenues                  175,026        190,938        206,944        224,309        239,329        255,417
            % Growth                       10.3%           9.1%           8.4%           8.4%           6.7%           6.7%

Expenses:
    Benefits expenses                   126,007        136,336        146,105        156,617        165,506        174,912
    DHMI expenses                        23,320         23,505         26,018         28,801         31,880         35,289
    Depreciation and amortization         5,865          4,213          4,560          4,992          5,095          5,213
                                       --------       --------       --------       --------       --------       --------
        Total expenses                  155,192        164,054        176,683        190,410        202,481        215,414
                                       --------       --------       --------       --------       --------       --------

Operating income                         19,834         26,884         30,261         33,900         36,848         40,003
            % Growth                      -10.1%          35.5%          12.6%          12.0%           8.7%           8.6%

Interest expense                          3,384          4,100          4,100          4,100          4,100          4,100
                                       --------       --------       --------       --------       --------       --------

Income before income taxes               16,450         22,784         26,161         29,800         32,748         35,903

Provision for income taxes                6,909          9,569         10,988         12,516         13,754         15,079
                                       --------       --------       --------       --------       --------       --------

Net income                             $  9,541       $ 13,215       $ 15,174       $ 17,284       $ 18,994       $ 20,824
                                       ========       ========       ========       ========       ========       ========
            % Growth                      -13.9%          38.5%          14.8%          13.9%           9.9%           9.6%

Diluted shares outstanding               10,183         10,400         10,600         10,800         11,000         11,200
Diluted earnings per share             $   0.94       $   1.27       $   1.43       $   1.60       $   1.73       $   1.86

EBITDA                                 $ 25,699       $ 31,097       $ 34,821       $ 38,892       $ 41,943       $ 45,216

----------------------------------------
[1] Projections provided by management.

PROJECT GOLDCAP
CONSOLIDATED PROJECTED COMMON-SIZED INCOME STATEMENT INFORMATION [1]
-------------------------------------------------------------------------------

                                                                   PROJECTED YEAR ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------------------
                                           1998           1999           2000           2001           2002           2003
                                         --------       -------        --------      ---------       -------        --------
Revenues:
    Benefits revenues                      86.0%          85.8%          85.5%          85.2%          84.6%          84.0%
    DHMI patient revenues                  12.8%          13.0%          13.3%          13.5%          14.0%          14.6%
    DHDC management fee                     1.3%           1.2%           1.3%           1.3%           1.3%           1.4%
    Dentlease rental fees                   0.0%           0.0%           0.0%           0.0%           0.0%           0.0%
                                         ------         ------         ------        -------         ------         ------
        Total revenues                    100.0%         100.0%         100.0%         100.0%         100.0%         100.0%

Expenses:
    Benefits expenses                      72.0%          71.4%          70.6%          69.8%          69.2%          68.5%
    DHMI expenses                          13.3%          12.3%          12.6%          12.8%          13.3%          13.8%
    Depreciation and amortization           3.4%           2.2%           2.2%           2.2%           2.1%           2.0%
                                         ------         ------         ------        -------         ------         ------
        Total expenses                     88.7%          85.9%          85.4%          84.9%          84.6%          84.3%

Operating income                           11.3%          14.1%          14.6%          15.1%          15.4%          15.7%
Interest expense                            1.9%           2.1%           2.0%           1.8%           1.7%           1.6%
                                         ------         ------         ------        -------         ------         ------

Income before income taxes                  9.4%          11.9%          12.6%          13.3%          13.7%          14.1%

Provision for income taxes                  3.9%           5.0%           5.3%           5.6%           5.7%           5.9%
                                         ------         ------         ------        -------         ------         ------

Net income                                  5.5%           6.9%           7.3%           7.7%           7.9%           8.2%
                                         ======         ======         ======        =======         ======         ======

EBITDA                                     14.7%          16.3%          16.8%          17.3%          17.5%          17.7%

----------------------------------------
[1] Projections provided by management.

PROJECT GOLDCAP
BENEFITS COMPANY
PROJECTED INCOME STATEMENTS [1]
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                              PROJECTED YEAR ENDING DECEMBER 31,
                                                     -----------------------------------------------------------------------------
                                                       1998           1999        2000         2001           2002         2003
                                                     --------       -------     --------    ---------       -------      --------
Total revenues                                       $150,496       $163,785    $176,888     $191,039       $202,501     $214,651
    % Growth                                             -0.7%           8.8%        8.0%         8.0%           6.0%         6.0%

Expenses
    Dental care providers' fees and claim costs        79,761         86,806      93,751      101,251        107,326      113,765
    Commissions                                        13,479         15,396      16,804       18,340         19,643       21,036
    Premium taxes                                       1,167          1,270       1,372        1,481          1,570        1,665
    General and administrative                         31,600         32,864      34,178       35,545         36,967       38,446
    Depreciation and amortization                       5,132          3,472       3,793        4,197          4,268        4,351
                                                     --------       --------    --------     --------       --------     --------
        Total expenses                                131,139        139,808     149,898      160,814        169,774      179,263
                                                     --------       --------    --------     --------       --------     --------

Operating income                                       19,357         23,977      26,990       30,225         32,727       35,388
    % Growth                                               NA           23.9%       12.6%        12.0%           8.3%         8.1%


Interest expense                                        4,313          5,000       5,000        5,000          5,000        5,000
Less interest income                                      929            900         900          900            900          900
                                                     --------       --------    --------     --------       --------     --------

Income before income taxes                             15,973         19,877      22,890       26,125         28,627       31,288

Provision for income taxes                              6,709          8,348       9,614       10,973         12,023       13,141
                                                     --------       --------    --------     --------       --------     --------

Net income                                           $  9,264       $ 11,529    $ 13,276     $ 15,153       $ 16,604     $ 18,147
                                                     ========       ========    ========     ========       ========     ========
    % Growth                                               NA           24.4%       15.2%        14.1%           9.6%         9.3%

EBITDA                                               $ 24,489       $ 27,449    $ 30,783     $ 34,422       $ 36,995     $ 39,739



Goodwill                                             $  1,849       $  1,849    $  1,849     $  1,849       $  1,849     $  1,849
Tax rate                                                 42.0%          42.0%       42.0%        42.0%          42.0%        42.0%


------------------------------------------
[1] Projections provided by management.

PROJECT GOLDCAP
BENEFITS COMPANY
PROJECTED COMMON-SIZED INCOME STATEMENTS [1]
-------------------------------------------------------------------------------

                                                                              PROJECTED YEAR ENDING DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                        1998          1999        2000         2001          2002          2003
                                                      --------      -------     --------     ---------      -------      --------
Total revenues                                          100.0%       100.0%       100.0%       100.0%        100.0%        100.0%

Expenses
    Dental care providers' fees and claim costs          53.0%        53.0%        53.0%        53.0%         53.0%         53.0%
    Commissions                                           9.0%         9.4%         9.5%         9.6%          9.7%          9.8%
    Premium taxes                                         0.8%         0.8%         0.8%         0.8%          0.8%          0.8%
    General and administrative                           21.0%        20.1%        19.3%        18.6%         18.3%         17.9%
    Depreciation and amortization                         3.4%         2.1%         2.1%         2.2%          2.1%          2.0%
                                                      -------       ------      -------      -------        ------       -------
        Total expenses                                   87.1%        85.4%        84.7%        84.2%         83.8%         83.5%
                                                      -------       ------      -------      -------        ------       -------

Operating income                                         12.9%        14.6%        15.3%        15.8%         16.2%         16.5%


Interest expense                                          2.9%         3.1%         2.8%         2.6%          2.5%          2.3%
Less Interest income                                      0.6%         0.5%         0.5%         0.5%          0.4%          0.4%
                                                      -------       ------      -------      -------        ------       -------

Income before income taxes                               10.6%        12.1%        12.9%        13.7%         14.1%         14.6%

Provision for income taxes                                4.5%         5.1%         5.4%         5.7%          5.9%          6.1%
                                                      -------       ------      -------      -------        ------       -------

Net income                                                6.2%         7.0%         7.5%         7.9%          8.2%          8.5%
                                                      =======       ======      =======      =======        ======       =======

EBITDA                                                   16.3%        16.8%        17.4%        18.0%         18.3%         18.5%

-----------------------------------------------
[1] Projections provided by management.

PROJECT GOLDCAP
DENTAL HEALTH MANAGEMENT, INC.
PROJECTED INCOME STATEMENTS [1]
SEC REPORTING FORMAT
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                              PROJECTED YEAR ENDING DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                        1998          1999        2000         2001        2002           2003
                                                      --------      -------     --------     ---------    -------       --------
Patient revenues                                     $ 22,329       $ 24,773     $ 27,422    $ 30,354    $ 33,600       $ 37,193
DHDC management fee                                     2,190          2,367        2,620       2,900       3,210          3,554
Dentlease rental fees                                      11             13           14          16          18             20
                                                     --------       --------     --------    --------    --------       --------
     Total revenues                                    24,530         27,153       30,056      33,270      36,828         40,766
           % Growth                                        --           10.7%        10.7%       10.7%       10.7%          10.7%

Management fee expense                                    663            668          739         818         906          1,003
Operating expense                                      20,355         20,764       22,984      25,442      28,163         31,174
Unallocated corporate overhead                          2,302          2,073        2,295       2,540       2,812          3,112
Depreciation expense                                      233            241          267         295         327            362
Amortization expense                                      500            500          500         500         500            500
                                                     --------       --------     --------    --------    --------       --------
     Total expenses                                    24,053         24,246       26,785      29,596      32,707         36,151
                                                     --------       --------     --------    --------    --------       --------

Operating income                                          477          2,907        3,271       3,675       4,121          4,615
           % Growth                                        --          509.4%        12.5%       12.3%       12.1%          12.0%
Interest expense (income)                                  --             --           --          --          --             --
                                                     --------       --------     --------    --------    --------       --------

Income before income taxes                                477          2,907        3,271       3,675       4,121          4,615
Income tax provision                                      200          1,221        1,374       1,543       1,731          1,938
                                                     --------       --------     --------    --------    --------       --------

Net income                                           $    277       $  1,686     $  1,897    $  2,131    $  2,390       $  2,677
                                                     ========       ========     ========    ========    ========       ========
           % Growth                                        --          509.4%        12.5%       12.3%       12.1%          12.0%

EBITDA                                               $  1,210       $  3,648     $  4,038    $  4,470    $  4,948       $  5,477

-----------------------------------------------------------
[1]Projections provided by management for the years ending December 31, 1998 and 1999. Projections for December 31, 2000 through 2003 estimated using constant growth rates and margin assumptions.

PROJECT GOLDCAP
DENTAL HEALTH MANAGEMENT, INC.
PROJECTED COMMON-SIZED INCOME STATEMENTS [1]
SEC REPORTING FORMAT
--------------------------------------------------------------------------------

                                                                             PROJECTED YEAR ENDING DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                       1998         1999        2000         2001          2002          2003
                                                     --------     -------     --------     ---------      -------      --------
Patient revenues                                       91.0%        91.2%       91.2%        91.2%         91.2%         91.2%
DHDC management fee                                     8.9%         8.7%        8.7%         8.7%          8.7%          8.7%
Dentlease rental fees                                   0.0%         0.0%        0.0%         0.0%          0.0%          0.0%
                                                     ------      -------       -----       ------        ------        -------
     Total revenues                                   100.0%       100.0%      100.0%       100.0%        100.0%        100.0%

Management fee expense                                  2.7%         2.5%        2.5%         2.5%          2.5%          2.5%
Operating expense                                      83.0%        76.5%       76.5%        76.5%         76.5%         76.5%
Unallocated corporate overhead                          9.4%         7.6%        7.6%         7.6%          7.6%          7.6%
Depreciation expense                                    0.9%         0.9%        0.9%         0.9%          0.9%          0.9%
Amortization expense                                    2.0%         1.8%        1.7%         1.5%          1.4%          1.2%
                                                     ------      -------       -----       ------        ------        -------

     Total expenses                                    98.1%        89.3%       89.1%        89.0%         88.8%         88.7%
                                                     ------      -------       -----       ------        ------        -------

Operating income                                        1.9%        10.7%       10.7%        10.7%         10.7%         10.7%
Interest expense (income)                               0.0%         0.0%        0.0%         0.0%          0.0%          0.0%
                                                     ------      -------       -----       ------        ------       -------

Income before income taxes                              1.9%        10.7%       10.7%        10.7%         10.7%         10.7%
Income tax provision                                    0.8%         4.5%        4.5%         4.5%          4.5%          4.5%
                                                     ------      -------       -----       ------        ------       -------

Net income                                              1.1%         6.2%        6.2%         6.2%          6.2%          6.2%
                                                     ======      ========      =====       ======        ======       =======

EBITDA                                                  4.9%         13.4%       13.4%        13.4%        13.4%        13.4%

-----------------------------------------------------------
[1]Projections provided by management for the years ending December 31, 1998 and 1999. Projections for December 31, 2000 through 2003 estimated using constant growth rates and margin assumptions.

                                 PROJECT GOLDCAP
                            COMPARISON OF PROJECTIONS
                             (DOLLARS IN THOUSANDS)


                                 YEAR ENDING DECEMBER 31, 1998                     YEAR ENDING DECEMBER 31, 1999
                       ------------------------------------------------    ---------------------------------------------
                       ROBINSON-HUMPHREY     GOLDCAP                       ROBINSON-HUMPHREY    GOLDCAP
                           RESEARCH         MANAGEMENT         VARIANCE        RESEARCH        MANAGEMENT       VARIANCE
                       -----------------    ----------         --------    -----------------   ----------       --------
CONSOLIDATED GOLDCAP
Revenues                  $178,357          $175,026           $ 3,331          $195,492        $190,938        $ 4,554
   % Growth                   12.4%             10.3%              1.9%              9.6%            9.1%           2.4%

EBITDA                    $ 27,413          $ 25,699           $ 1,714          $ 30,309        $ 31,097        $  (788)
   % Growth                   (1.4%)            (7.6%)             6.7%             10.6%           21.0%          (2.5%)
   % Margin                   15.4%             14.7%                               15.5%           16.3%

Operating income          $ 21,518          $ 19,834           $ 1,684          $ 24,056        $ 26,884        $(2,828)
   % Growth                   (2.5%)           (10.1%)             8.5%             11.8%           35.5%         (10.5%)
   % Margin                   12.1%             11.3%                               12.3%           14.1%

Net income                $ 10,767          $  9,541           $ 1,226          $ 12,431        $ 13,215        $  (784)
   % Growth                   (2.8%)           (13.9%)            12.8%             15.5%           38.5%          (5.9%)
   % Margin                    6.0%              5.5%                                6.4%            6.9%

BENEFITS COMPANY
Revenues                  $151,315          $150,496           $   819          $157,492        $163,785        $(6,293)
   % Growth                   (0.2%)            (0.7%)             0.5%              4.1%            8.8%          (3.8%)

EBITDA                    $ 23,381          $ 24,489           $(1,108)         $ 24,229        $ 27,449        $(3,220)
   % Growth                     NA                NA              (4.5%)             3.6%           12.1%         (11.7%)
   % Margin                   15.5%             16.3%                               15.4%           16.8%

DHMI
Revenues                  $ 27,042          $ 24,530           $ 2,512          $ 38,000        $ 27,153        $10,847
   % Growth                  280.2%            244.9%             10.2%             40.5%           10.7%          39.9%

EBITDA                    $  4,032          $  1,210           $ 2,822          $  6,080        $  3,648        $ 2,432
   % Growth                     NA                NA             233.2%             50.8%          201.5%          66.7%
   % Margin                   14.9%              4.9%                               16.0%           13.4%

PROJECT GOLDCAP
TRADING STATISTICS
JULY 24, 1997 - JULY 24, 1998
--------------------------------------------------------------------------------


AVERAGE CLOSING PRICE:                                    AVERAGE DAILY VOLUME:
----------------------                                    ---------------------
ONE YEAR                                 $17.67           ONE YEAR                                87,900
90 DAYS                                   14.32           90 DAYS                                 65,952
60 DAYS                                   14.00           60 DAYS                                 69,170
30 DAYS                                   14.21           30 DAYS                                 52,113
5 DAYS                                    13.40           5 DAYS                                  19,120

HIGH CLOSE        (10/3/97)               27.63           HIGH VOLUME       (1/27/98)            717,000
LOW CLOSE         (1/27/98)                9.56           LOW VOLUME        (9/24/97)                600

  DATE                 HIGH                 LOW                 CLOSE               VOLUME
--------            ----------           ----------           ----------         -------------
 7/24/98               $13.38                $13.13               $13.25                14,200
 7/23/98                13.38                 13.13                13.38                15,800
 7/22/98                13.75                 13.13                13.25                19,200
 7/21/98                13.75                 13.38                13.75                12,500
 7/20/98                13.63                 13.25                13.38                33,900
 7/17/98                14.13                 13.50                13.50                50,500
 7/16/98                14.44                 13.81                14.00                38,000
 7/15/98                14.63                 14.13                14.19                19,500
 7/14/98                14.88                 14.50                14.50                11,300
 7/13/98                15.06                 14.63                14.75                21,000
 7/10/98                15.00                 14.63                15.00                 7,000
 7/09/98                15.06                 14.63                14.75                17,400

  DATE                 HIGH                 LOW                 CLOSE               VOLUME
--------            ----------           ----------           ----------         -------------
 7/08/98                15.44                 14.75                14.81                39,100
 7/07/98                15.63                 15.31                15.31                31,300
 7/06/98                15.75                 15.44                15.63                27,600
 7/03/98                16.00                 15.13                15.75               110,000
 7/02/98                16.00                 15.13                15.75               110,000
 7/01/98                16.00                 15.13                15.13               129,800
 6/30/98                15.66                 14.63                15.63               221,000
 6/29/98                14.88                 14.50                14.75                19,100
 6/26/98                15.25                 14.50                14.56               102,100
 6/25/98                15.38                 13.88                15.38                74,800
 6/24/98                13.75                 13.56                13.69                73,200
 6/23/98                13.88                 13.25                13.75                45,600
 6/22/98                13.50                 13.00                13.13                65,300
 6/19/98                13.50                 13.00                13.25                23,800
 6/18/98                13.50                 13.00                13.25                47,300
 6/17/98                13.13                 12.94                13.13                62,300
 6/16/98                13.13                 12.75                13.00               106,500
 6/15/98                13.09                 12.75                12.75                14,300
 6/12/98                13.25                 13.13                13.19                13,400
 6/11/98                13.56                 12.88                13.38               223,100
 6/10/98                14.06                 13.50                13.50                25,400
 6/09/98                14.13                 14.00                14.00                12,300
 6/08/98                14.13                 14.00                14.06                18,200
 6/05/98                14.38                 14.00                14.13               117,300
 6/04/98                14.50                 14.00                14.13               179,100
 6/03/98                15.00                 14.38                14.50               170,400
 6/02/98                15.00                 14.50                14.75                44,700
 6/01/98                15.00                 14.31                14.38                25,100
 5/29/98                15.00                 14.00                14.75                38,900
 5/28/98                14.13                 13.38                14.06                72,100
 5/27/98                13.63                 13.38                13.44                25,000
 5/26/98                14.75                 13.38                13.44                34,300
 5/22/98                15.00                 14.56                14.75                27,700
 5/21/98                15.38                 14.38                14.50                26,000
 5/20/98                15.13                 14.25                15.13                72,900
 5/19/98                15.13                 14.50                14.63                46,700

  DATE                 HIGH                 LOW                 CLOSE               VOLUME
--------            ----------           ----------           ----------         -------------
 5/18/98                15.50                 13.75                15.13               277,100
 5/15/98                13.63                 13.38                13.63                23,400
 5/14/98                13.50                 13.00                13.00                71,400
 5/13/98                13.25                 13.00                13.25                35,500
 5/12/98                13.13                 12.88                13.00                70,900
 5/11/98                13.13                 12.88                12.88                89,300
 5/08/98                13.13                 12.75                13.00               304,400
 5/07/98                12.88                 12.63                12.81               156,000
 5/06/98                13.00                 12.63                12.81               207,100
 5/05/98                13.38                 12.88                12.88                54,000
 5/04/98                13.38                 13.09                13.25                16,200
 5/01/98                13.38                 13.13                13.38               108,900
 4/30/98                13.75                 13.06                13.13               100,800
 4/29/98                13.75                 13.25                13.25               143,300
 4/28/98                14.88                 12.50                13.13               273,200
 4/27/98                15.00                 14.00                14.38                46,900
 4/24/98                14.88                 14.50                14.78                21,500
 4/23/98                15.25                 14.63                14.72                48,100
 4/22/98                15.13                 14.94                15.06                63,800
 4/21/98                15.13                 14.75                14.75                15,500
 4/20/98                15.00                 14.75                15.00                27,300
 4/17/98                15.13                 14.75                15.00                16,000
 4/16/98                15.25                 14.38                15.25                51,700
 4/15/98                16.00                 14.00                15.13               136,200
 4/14/98                17.63                 16.13                16.13               141,000
 4/13/98                17.88                 15.13                17.50               173,100
 4/09/98                15.56                 14.94                15.38                50,800
 4/08/98                15.25                 15.00                15.06                22,200
 4/07/98                15.56                 15.00                15.19                19,300
 4/06/98                15.50                 15.25                15.50                14,100
 4/03/98                15.31                 15.00                15.00                 9,000
 4/02/98                15.38                 15.19                15.25                17,300
 4/01/98                15.38                 15.19                15.38                38,300
 3/31/98                15.44                 14.75                15.38                70,500
 3/30/98                15.56                 14.56                14.63                38,600
 3/27/98                15.56                 14.75                15.56                43,900

  DATE                 HIGH                 LOW                 CLOSE               VOLUME
--------            ----------           ----------           ----------         -------------
 3/26/98                14.69                 14.38                14.69                33,100
 3/25/98                14.75                 14.38                14.38                22,900
 3/24/98                14.75                 14.50                14.50                73,600
 3/23/98                15.38                 14.75                14.88                20,700
 3/20/98                15.88                 15.25                15.25                32,500
 3/19/98                15.88                 15.50                15.63                20,300
 3/18/98                15.75                 15.50                15.63                10,000
 3/17/98                15.88                 15.50                15.63                30,100
 3/16/98                15.88                 15.50                15.63                17,800
 3/13/98                16.13                 15.63                15.63                24,300
 3/12/98                16.63                 15.75                16.00                63,000
 3/11/98                16.50                 15.44                16.25               168,100
 3/10/98                15.38                 14.81                15.38                93,700
 3/09/98                15.00                 14.50                14.88               136,900
 3/06/98                14.88                 13.50                14.75               289,500
 3/05/98                13.38                 13.00                13.25                31,500
 3/04/98                13.63                 12.94                13.44               523,000
 3/03/98                13.88                 13.50                13.63                62,400
 3/02/98                13.94                 13.50                13.88                43,400
 2/27/98                14.75                 13.88                13.88               104,100
 2/26/98                14.75                 14.13                14.75                52,100
 2/25/98                14.75                 14.25                14.75                65,900
 2/24/98                15.00                 14.38                14.75                83,700
 2/23/98                15.06                 14.75                14.75               314,900
 2/20/98                15.06                 14.63                14.94               258,600
 2/19/98                15.06                 14.63                14.88               389,800
 2/18/98                15.25                 14.00                14.75               534,000
 2/17/98                13.88                 13.00                13.88               439,400
 2/13/98                12.88                 12.00                12.88               276,200
 2/12/98                12.13                 11.75                12.00               193,500
 2/11/98                12.25                 11.75                11.88               252,100
 2/10/98                11.88                 10.13                11.75               186,600
 2/09/98                12.00                 10.63                10.63               106,600
 2/06/98                11.75                 11.63                11.63                10,200
 2/05/98                11.75                 11.63                11.69               100,900
 2/04/98                11.88                 11.63                11.63                63,200

  DATE                 HIGH                 LOW                 CLOSE               VOLUME
--------            ----------           ----------           ----------         -------------
 2/03/98                12.00                 11.75                11.81                69,600
 2/02/98                12.25                 11.75                11.75                96,500
 1/30/98                12.25                 11.50                11.63               287,600
 1/29/98                11.75                 10.75                11.75               261,400
 1/28/98                10.81                  9.88                10.50               414,300
 1/27/98                10.63                  9.00                 9.56               717,000
 1/26/98                11.00                 10.63                10.63                54,800
 1/23/98                11.50                 10.88                11.00                49,800
 1/22/98                11.75                 11.19                11.19                72,300
 1/21/98                11.88                 11.38                11.63                67,600
 1/20/98                12.50                 11.50                11.88                63,500
 1/16/98                12.50                 12.00                12.31                29,800
 1/15/98                12.38                 12.13                12.28                36,000
 1/14/98                12.50                 12.00                12.13               223,000
 1/13/98                12.88                 11.88                11.88               419,500
 1/12/98                14.13                 11.81                12.50               404,100
 1/09/98                19.06                 18.00                18.00               104,500
 1/08/98                20.25                 19.00                19.00                23,500
 1/07/98                20.25                 19.75                20.25                 6,100
 1/06/98                20.00                 19.75                19.75                 4,200
 1/05/98                20.25                 19.75                20.06                 9,800
 1/02/98                20.25                 19.63                19.88                44,400
12/31/97                20.88                 20.25                20.28                21,100
12/30/97                20.75                 20.38                20.50                34,400
12/29/97                20.38                 19.25                20.25               101,900
12/26/97                19.00                 18.88                19.00                 5,900
12/24/97                19.25                 18.63                19.00                21,500
12/23/97                19.25                 18.88                19.13                15,700
12/22/97                19.50                 18.25                19.00                64,200
12/19/97                18.88                 18.13                18.63                48,300
12/18/97                19.75                 19.00                19.00               113,800
12/17/97                20.00                 19.56                19.75                37,500
12/16/97                20.00                 19.56                19.56                 6,700
12/15/97                21.13                 19.88                19.94                42,900
12/12/97                21.25                 20.63                20.63                27,000
12/11/97                21.13                 19.50                21.13                51,300

  DATE                 HIGH                 LOW                 CLOSE               VOLUME
--------            ----------           ----------           ----------         -------------
12/10/97                21.25                 19.00                20.25               146,600
12/9/97                 21.75                 21.13                21.75                 7,800
12/8/97                 22.13                 21.25                21.50                37,400
12/5/97                 21.75                 21.25                21.31                 8,400
12/4/97                 21.63                 21.25                21.50                14,300
12/3/97                 21.75                 21.00                21.06                15,000
12/2/97                 22.00                 21.25                21.38                41,600
12/1/97                 22.25                 20.56                21.25               114,300
11/28/97                21.00                 19.50                20.38                40,900
11/26/97                19.88                 19.50                19.81                 7,100
11/25/97                19.63                 19.38                19.38                 3,000
11/24/97                19.94                 19.50                19.63                17,100
11/21/97                20.25                 19.63                20.00                 5,800
11/20/97                20.38                 20.00                20.19                16,900
11/19/97                20.69                 19.63                19.63                48,300
11/18/97                20.13                 19.38                19.75                31,200
11/17/97                19.63                 19.00                19.63                83,600
11/14/97                19.00                 18.63                18.63                56,700
11/13/97                19.38                 18.75                18.81                 5,200
11/12/97                19.25                 18.75                19.00                37,000
11/11/97                20.13                 19.75                19.81                 1,700
11/10/97                21.00                 20.00                20.00               118,600
11/7/97                 20.63                 20.00                20.19                24,300
11/6/97                 21.00                 20.00                20.75                75,600
11/5/97                 21.38                 20.50                20.50                54,900
11/4/97                 21.19                 20.88                21.00                 1,400
11/3/97                 21.25                 20.50                21.13               123,100
10/31/97                20.88                 20.38                20.69                49,900
10/30/97                20.56                 20.00                20.31               115,200
10/29/97                22.75                 20.50                20.56               168,900
10/28/97                22.00                 19.63                22.00               246,000
10/27/97                24.50                 22.50                22.50               154,600
10/24/97                25.00                 24.63                24.63                51,700
10/23/97                25.13                 24.50                24.81                26,700
10/22/97                25.75                 24.75                24.75                35,100
10/21/97                24.88                 24.50                24.63               107,500

  DATE                 HIGH                 LOW                 CLOSE               VOLUME
--------            ----------           ----------           ----------         -------------
10/20/97                24.88                 24.50                24.63               112,100
10/17/97                25.13                 24.63                25.00                86,300
10/16/97                25.63                 25.25                25.25                49,100
10/15/97                25.75                 25.25                25.25                28,300
10/14/97                25.75                 25.50                25.75                25,800
10/13/97                25.69                 25.63                25.63                28,300
10/10/97                25.75                 25.25                25.63                75,600
10/9/97                 26.00                 25.38                25.88                68,700
10/8/97                 26.00                 25.63                25.88                21,100
10/7/97                 26.50                 25.75                26.00                30,300
10/6/97                 27.75                 26.63                26.63                46,300
10/3/97                 27.63                 25.38                27.63               146,100
10/2/97                 25.38                 24.75                25.38                85,100
10/1/97                 24.75                 24.63                24.75                27,700
 9/30/97                25.00                 24.63                25.00                26,600
 9/29/97                25.13                 24.69                24.88                24,900
 9/26/97                24.75                 24.50                24.75                19,400
 9/25/97                24.75                 24.50                24.75                 2,400
 9/24/97                24.88                 24.75                24.75                   600
 9/23/97                24.88                 24.00                24.88                83,200
 9/22/97                25.00                 24.63                24.75                35,500
 9/19/97                24.63                 24.13                24.63                61,100
 9/18/97                25.38                 24.13                24.13               609,400
 9/17/97                26.38                 25.50                25.50               104,300
 9/16/97                26.38                 25.63                26.13                83,800
 9/15/97                26.00                 24.88                25.56                78,400
 9/12/97                25.25                 24.50                24.75               103,400
 9/11/97                24.75                 24.38                24.50                56,800
 9/10/97                24.75                 24.44                24.75                51,700
 9/09/97                24.69                 24.38                24.63                58,700
 9/08/97                24.63                 24.38                24.56                58,600
 9/05/97                24.63                 24.25                24.63                63,400
 9/04/97                25.00                 24.25                24.50                70,700
 9/03/97                25.00                 24.25                24.63                74,500
 9/02/97                24.50                 24.13                24.31                73,100
 8/29/97                24.75                 23.63                24.25               218,400

  DATE                 HIGH                 LOW                 CLOSE               VOLUME
--------            ----------           ----------           ----------         -------------
 8/28/97                24.50                 22.13                24.50               442,900
 8/27/97                22.13                 20.94                22.13               113,500
 8/26/97                21.25                 20.75                21.03                63,400
 8/25/97                21.38                 20.44                21.00               132,400
 8/22/97                20.75                 20.25                20.75                57,200
 8/21/97                20.81                 20.50                20.75                87,600
 8/20/97                20.75                 20.38                20.56                19,200
 8/19/97                20.63                 20.38                20.44                15,800
 8/18/97                20.50                 20.38                20.50                12,700
 8/15/97                20.50                 20.38                20.50                48,400
 8/14/97                20.63                 20.38                20.50                58,200
 8/13/97                20.56                 20.38                20.50                59,100
 8/12/97                20.63                 20.50                20.56                11,000
 8/11/97                20.50                 20.00                20.50                73,700
 8/08/97                21.25                 20.00                20.00                92,400
 8/07/97                21.25                 21.00                21.06               300,600
 8/06/97                21.38                 20.63                21.13               176,500
 8/05/97                20.75                 20.50                20.63                12,700
 8/04/97                20.75                 20.25                20.50                54,800
 8/01/97                21.50                 20.50                20.50                27,700
 7/31/97                22.00                 21.50                21.69                29,000
 7/30/97                22.00                 21.63                22.00               143,400
 7/29/97                22.50                 21.38                21.75               258,100
 7/28/97                21.75                 20.38                21.38               178,100
 7/25/97                20.25                 19.56                20.06                35,900
 7/24/97                19.75                 19.38                19.38                26,500

---------------------------------------
Source: AT Financial

PROJECT GOLDCAP
WEEKLY PRICE AND TRADING VOLUME - IPO THROUGH JULY 24, 1998
-------------------------------------------------------------------------------

                                    [GRAPH]

                                    GOLDCAP
                          CLOSE PRICE INDEX COMPARISON
                           WEEKLY: 5/26/95 TO 7/24/98

              [GRAPH DEPICTING WEEKLY CLOSING PRICE AS A PERCENT
               OF START PERIOD VALUE FROM 5/26/95 TO 7/24/98 FOR
                    COMPDENT, THE DJIA, NASDAQ AND S&P 500]

                                    GOLDCAP
                       VOLUME DISTRIBUTION BY PRICE RANGE
                           WEEKLY: 5/26/95 TO 7/24/98

                                    [GRAPH]


                    11 to 19       19 to 27       27 to 35       35 to 43       43 to 51
                    --------       --------       --------       --------       --------
PERCENT TRADED       27.19%         22.06%         17.80%         24.30%          8.65%

                                    GOLDCAP
                 CUMULATIVE VOLUME DISTRIBUTION BY PRICE RANGE
                           WEEKLY: 5/26/95 TO 7/24/98

                                    [GRAPH]



                    11 to 19       up to 27       up to 35       up to 43       up to 51
                    --------       --------       --------       --------       --------
PERCENT TRADED       27.19%         49.25%         67.05%         91.35%         100.00%

PROJECT GOLDCAP
LAST TWELVE MONTHS DAILY PRICE AND TRADING VOLUME SINCE JULY 24, 1997
-----------------------------------------------------------------------

                                    [GRAPH]

                                    GOLDCAP
                          CLOSE PRICE INDEX COMPARISON
                           DAILY: 7/24/97 TO 7/24/98

                    [GRAPH DEPICTING DAILY CLOSE PRICE AS A PERCENT
            OF START PERIOD VALUE FROM 7/24/97 THROUGH 7/24/98 FOR
                   COMPDENT, THE DJIA, NADAQ AND THE S&P 500]

                                    GOLDCAP
                       VOLUME DISTRIBUTION BY PRICE RANGE
                           DAILY: 7/24/97 TO 7/24/98

                                   [GRAPH]


                    9 to 12.8      12.8 to 16.6      16.6 to 20.4     20.4 to 24.2     24.2 to 28
                    ---------      ------------      ------------     ------------     ----------
PERCENT TRADED       18.89%         43.46%           7.92%            16.97%            12.76%

                                    GOLDCAP
                 CUMULATIVE VOLUME DISTRIBUTION BY PRICE RANGE
                           DAILY: 7/24/97 TO 7/24/98

                                    [GRAPH]

                    9 to 12.8      up to 16.6     up to 20.4       up to 24.2       up to 28
                    ---------      ----------     ----------       ----------       --------
PERCENT TRADED       18.89%          62.35%        70.27%            87.24%          100.00%

PROJECT GOLDCAP
DAILY PRICE AND TRADING VOLUME - JANUARY 2, 1998 THROUGH JULY 24, 1998
--------------------------------------------------------------------------------

                                    [GRAPH]

                                    GOLDCAP
                          CLOSE PRICE INDEX COMPARISON
                           DAILY: 1/2/98 TO 7/24/98

                             [GRAPH DEPICTING DAILY
                         CLOSE PRICE AS A PERCENT OF START
                         PERIOD VALUE FROM 1/2/98 THROUGH
                          7/24/98 FOR COMPDENT, THE DJIA,
                              NASDAQ AND THE S&P 500]

                                    GOLDCAP
                      VOLUME DISTRIBUTION BY PRICE RANGE
                           DAILY: 1/2/98 TO 7/24/98

                                    [GRAPH]


                    9 to 11.4       11.4 to 13.8      13.8 to 16.2        16.2 to 18.6        18.6 to 21
                    ---------       ------------      ------------        ------------        ----------
PERCENT TRADED        9.95%           43.76%             42.53%              3.14%               0.62%

                                    GOLDCAP
                 CUMULATIVE VOLUME DISTRIBUTION BY PRICE RANGE
                           DAILY: 1/2/98 TO 7/24/98

                                    [GRAPH]

                         9 to 11.4      up to 13.8     up to 16.2     up to 18.6     up to 21
                         ---------      ----------     ----------     ----------     --------
PERCENT TRADED             9.95%          53.72%         96.24%         99.38%        100.00%

PROJECT GOLDCAP
SHAREHOLDER OWNERSHIP ANALYSIS
--------------------------------------------------------------------------------

                                                 NUMBER OF       AS A PERCENT
                                                  SHARES           OF TOTAL
                                                 ---------       ------------
Total Shares Outstanding as of April 30, 1998:  10,112,629         100.0%

Date       Institutional Ownership:
----       ------------------------
 3/31/98   AID ASSOC FOR LUTHERANS                   4,600          0.05%
 3/31/98   AMERICAN GENERAL CORP                     2,500          0.02%
12/31/97   ANB INVESTMENT MGMT & TR                  8,682          0.09%
 3/31/98   BANC ONE CORPORATION                     10,500          0.10%
 3/31/98   BANK OF NEW YORK                          5,400          0.05%
 3/31/98   BANKERS TRUST N Y CORP                  199,900          1.98%
 3/31/98   BARCLAYS BANK PLC                       193,420          1.91%
 3/31/98   BEAR STEARNS & CO                            16          0.00%
 3/31/98   BRANDYWINE ASSET MGMT.                    2,500          0.02%
 3/31/98   CALIF STATE TEACHERS RET                 32,800          0.32%
 3/31/98   CAPSTONE ASSET MGMT. CO.                  2,530          0.03%
 3/31/98   COLLEGE RETIRE EQUITIES                   9,100          0.09%
 3/31/98   COLORADO PUBLIC EMPL RET                  7,900          0.08%
 3/31/98   DEERE & COMPANY                          10,700          0.11%
 3/31/98   DIMENSIONAL FUND ADVS.                  699,600          6.92%
 3/31/98   EATON VANCE MANAGEMENT                   90,400          0.89%
 3/31/98   EDGEMONT ASSET MGMT CORP              1,500,000         14.83%
 3/31/98   EQUITABLE COMPANIES INC                   2,200          0.02%
 3/31/98   FIDELITY MGMT & RES CORP                750,400          7.42%
 3/31/98   FLEET FINL GROUP INC                      9,900          0.10%
 3/31/98   GENERAL ELECTRIC COMPANY                446,300          4.41%
 3/31/98   GW CAPITAL MGMT INC                      22,900          0.23%
 3/31/98   LASALLE NATIONAL BANK                   436,300          4.31%
 3/31/98   LOOMIS SAYLES & COMPANY                 139,100          1.38%
 3/31/98   MASSACHUSETTS FINL SVCS                 288,800          2.86%
 3/31/98   MELLON BANK CORPORATION                  48,764          0.48%
 3/31/98   MERRILL LYNCH & CO INC                       89          0.00%
 3/31/98   NATIONSBANK CORPORATION                  11,250          0.11%
 3/31/98   NATIONWIDE ADVISORY SVCS                 19,000          0.19%
 3/31/98   NEUBERGER&BERM INST ASST                 84,500          0.84%
 3/31/98   NEUBERGER&BERMAN MGMT                   252,900          2.50%
 3/31/98   NEW YORK ST TEACHERS RET                 35,900          0.36%
 3/31/98   NOMURA ASSET MGMT CO LTD                  4,500          0.04%
 3/31/98   NORTHERN TRUST CORP                      10,500          0.10%
 3/31/98   PRUDENTIAL INS CO/AMER                  713,100          7.05%
 3/31/98   PUTNAM INVESTMENT MGMT                  756,910          7.48%
 3/31/98   RENAISSANCE TECHNOLOGIES                 12,400          0.12%
 3/31/98   SELIGMAN J W & COMPANY                  755,700          7.47%
 3/31/98   STATE STREET CORP                        37,914          0.37%
 3/31/98   STRONG CAPITAL MGMT INC                 214,200          2.12%
 3/31/98   TEXAS TEACHER RETIRM SYS                 35,000          0.35%
 3/31/98   TRAVELERS INC                            19,065          0.19%
 3/31/98   USAA UNITED SVCS AUTO                   150,000          1.48%
 3/31/98   VANGUARD GROUP INC                       39,600          0.39%
 3/31/98   WEISS PECK & GREER                          280          0.00%
 3/31/98   WORLD ASSET MANAGEMENT                    9,300          0.09%
                                                ----------         -----

             Total Institutional Holdings        8,087,320          80.0%

Insider Ownership:

           INSIDER HOLDINGS                        884,332[1]        8.7%
                                                ----------

             Total Insider Holdings                884,332           8.7%

             Total Retail Holdings               1,140,977          11.3%

---------------------------------------

[1] All Directors and Executive Officers as a group as reported in the Goldcap proxy dated March 30, 1998.

Source: CDA Spectrum as of 7/16/98.


(GOLDCAP OWNERSHIP CHART)


INSIDERS                        9%
RETAIL FLOAT                   11%
INSTITUTIONS                   80%


PROJECT GOLDCAP
INSTITUTIONAL OWNERSHIP HISTORY
QUARTERS ENDING SEPTEMBER 1995 THROUGH MARCH 1998
--------------------------------------------------------------------------------


13F INSTITUTION                    3/31/98     12/31/97    9/30/97     6/30/97     3/31/97     12/31/96
-------------------------------   ---------   ---------   ---------   ---------   ---------   ---------
EDGEMONT ASSET MGMT CORP          1,500,000   1,500,000   1,540,600   2,008,200     845,000     845,000
PUTNAM INVESTMENT MGMT              756,910     753,610     774,510     805,410   1,010,185   1,005,385
SELIGMAN J W & COMPANY              755,700     750,900     750,900     747,800     436,500     329,800
FIDELITY MGMT & RES CORP            750,400     618,400     463,400     355,900
PRUDENTIAL INS CO/AMER              713,100     575,800     497,000     542,500       7,600       7,100
DIMENSIONAL FUND ADVS.              699,600     354,900     317,600     280,600
GENERAL ELECTRIC COMPANY            446,300     446,300     295,800           0      11,000      12,300
LASALLE NATIONAL BANK               436,300     437,400     297,000      10,800
MASSACHUSETTS FINL SVCS             288,800     859,195     994,195     994,695     736,795     649,395
NEUBERGER&BERMAN MGMT               252,900     302,900     302,900
STRONG CAPITAL MGMT INC             214,200       1,200     114,700       7,700      63,700           0
BANKERS TRUST N Y CORP              199,900     214,500     212,100     165,200     164,200     165,700
BARCLAYS BANK PLC                   193,420     209,563     211,934     200,134     170,434     171,214
USAA UNITED SVCS AUTO               150,000     110,000     110,000      45,000      45,000      45,000
LOOMIS SAYLES & COMPANY             139,100     358,500     295,400      47,300
EATON VANCE MANAGEMENT               90,400
NEUBERGER&BERM INST ASST             84,500      89,800      89,800
MELLON BANK CORPORATION              48,764      50,600      52,300      47,500      53,302      52,300
VANGUARD GROUP INC                   39,600      37,100      37,100      37,100      37,100
STATE STREET CORP                    37,914      37,614      29,200      27,000      27,400      33,800
NEW YORK ST TEACHERS RET             35,900      35,900      35,900
TEXAS TEACHER RETIRM SYS             35,000      35,000      35,000      20,000
CALIF STATE TEACHERS RET             32,800      32,800      32,800      32,800      32,700      32,700
GW CAPITAL MGMT INC                  22,900      48,000      35,000
TRAVELERS INC                        19,065      14,119      12,048      18,781      31,605      98,739
NATIONWIDE ADVISORY SVCS             19,000      19,000      19,000
RENAISSANCE TECHNOLOGIES             12,400           0      10,200
NATIONSBANK CORPORATION              11,250
DEERE & COMPANY                      10,700      10,800      10,700      10,100      10,100       8,100
BANC ONE CORPORATION                 10,500                                   0      10,000     106,522
NORTHERN TRUST CORP                  10,500
FLEET FINL GROUP INC                  9,900       9,900       9,900
WORLD ASSET MANAGEMENT                9,300       9,800       9,800      11,500      10,800      12,200
COLLEGE RETIRE EQUITIES               9,100      15,100       9,100       9,100       6,100       4,600

13F INSTITUTION                    9/30/96     6/30/96     3/31/96     12/31/95    9/30/95
-------------------------------   ---------   ---------   ---------   ---------   ---------
EDGEMONT ASSET MGMT CORP            405,000     405,000     405,000     505,000     635,000
PUTNAM INVESTMENT MGMT            1,352,835   1,363,635   1,272,435     408,585     481,885
SELIGMAN J W & COMPANY              282,200     153,900     200,000
FIDELITY MGMT & RES CORP                                          0      35,000     358,000
PRUDENTIAL INS CO/AMER
DIMENSIONAL FUND ADVS.
GENERAL ELECTRIC COMPANY             12,300      12,300
LASALLE NATIONAL BANK
MASSACHUSETTS FINL SVCS             248,805     159,300     175,400     199,100     199,100
NEUBERGER&BERMAN MGMT
STRONG CAPITAL MGMT INC              44,750       7,725     116,475      30,500      13,700
BANKERS TRUST N Y CORP              167,050     114,050      43,450     360,850     309,250
BARCLAYS BANK PLC                   176,798     178,228
USAA UNITED SVCS AUTO                45,000      45,000      45,000      50,000      50,000
LOOMIS SAYLES & COMPANY
EATON VANCE MANAGEMENT
NEUBERGER&BERM INST ASST
MELLON BANK CORPORATION              47,100      34,100      16,600      16,600
VANGUARD GROUP INC
STATE STREET CORP                    11,500      27,100
NEW YORK ST TEACHERS RET
TEXAS TEACHER RETIRM SYS
CALIF STATE TEACHERS RET                         32,700           0      32,100      21,100
GW CAPITAL MGMT INC
TRAVELERS INC                        73,378      80,962      86,414      12,999      13,039
NATIONWIDE ADVISORY SVCS
RENAISSANCE TECHNOLOGIES
NATIONSBANK CORPORATION                   0      16,200
DEERE & COMPANY
BANC ONE CORPORATION                106,522
NORTHERN TRUST CORP
FLEET FINL GROUP INC
WORLD ASSET MANAGEMENT                  400         100         100         100
COLLEGE RETIRE EQUITIES               4,100

13F INSTITUTION                    3/31/98     12/31/97    9/30/97     6/30/97     3/31/97     12/31/96
-------------------------------   ---------   ---------   ---------   ---------   ---------   ---------
COLORADO PUBLIC EMPL RET              7,900                       0       6,400
BANK OF NEW YORK                      5,400       2,400       2,400       2,300       2,200       2,200
AID ASSOC FOR LUTHERANS               4,600
NOMURA ASSET MGMT CO LTD              4,500       4,500
CAPSTONE ASSET MGMT. CO.              2,530                     386         386         386
AMERICAN GENERAL CORP                 2,500       2,500       2,500       2,000       2,000       2,000
BRANDYWINE ASSET MGMT.                2,500
EQUITABLE COMPANIES INC               2,200      15,900      15,900      16,200     192,600     168,600
WEISS PECK & GREER                      280         200         200
MERRILL LYNCH & CO INC                   89       1,400         167                                   0
BEAR STEARNS & CO                        16          49          40         600
ARTISAN PARTNERS L P                      0     442,000     368,800     245,600
CHARLES SCHWAB INVT MGMT                  0       4,400       4,400       4,400       4,400       4,400
FIDUCIARY TRUST CO INTL.                  0      26,100      87,600      48,300
FIRST INVESTORS MGMT CO                   0      19,600
JACOBS LEVY EQUITY MGMT                   0      14,100      14,100
MACKAY SHIELDS FINANCIAL                  0      40,500      40,500      40,500      40,500      36,000
PELL RUDMAN TRUST CO NA                   0      39,425      37,675      35,050      14,800
ROTHSCHILD/PELL RUDMAN                    0      51,775      51,950      53,100      21,800
SCHRODER CAP MGMT INTL.                   0     418,940     281,440     249,840     237,000     232,400
SEARS INVESTMENT MGMT                     0      15,100      19,000      19,000      13,200      12,000
SUNTRUST BANKS INC                        0     160,824     202,302     214,170     217,089     222,280
T ROWE PRICE ASSOCIATES                   0      21,600      21,600      19,800      19,800      16,500
UNIVERSITY OF TEXAS INVT                  0      46,600      41,300      28,700
ANB INVESTMENT MGMT & TR                  0       8,682       9,600       9,800       9,800      10,400
AAL CAPITAL MGMT CORP
AELTUS INVESTMENT MGMT                                                                                0
AETNA LIFE INS & ANNUITY
AIM MGMT GROUP INC                                                            0   1,028,500   1,027,100
ALLIED IRISH BANKS PLC
AMERICAN CENTURY COS                                                                                  0
APODACA INVT GROUP INC
BANK OF TOKYO LTD
BARON CAPITAL INC                                     0      30,000      25,000      17,500
BATTERYMARCH FINL MGMT                                                                                0
BENTLEY CAPITAL MGMT INC                              0      25,000
BERGER ASSOCIATES INC                                                                                 0
BERKELEY CAPITAL MGMT
BZW BARCLAYS GLBL INVTS
COLUMBIA MANAGEMENT CO
COMERICA INC                                          0       9,700      11,500      10,800      12,200
DE GARMO & KELLEHER                                                                       0      40,000

13F INSTITUTION                    9/30/96     6/30/96     3/31/96     12/31/95    9/30/95
-------------------------------   ---------   ---------   ---------   ---------   ---------
COLORADO PUBLIC EMPL RET
BANK OF NEW YORK
AID ASSOC FOR LUTHERANS
NOMURA ASSET MGMT CO LTD
CAPSTONE ASSET MGMT. CO.
AMERICAN GENERAL CORP                 2,000       1,100
BRANDYWINE ASSET MGMT.
EQUITABLE COMPANIES INC             134,700     119,400     143,200      93,800     108,300
WEISS PECK & GREER
MERRILL LYNCH & CO INC                  100       2,700
BEAR STEARNS & CO
ARTISAN PARTNERS L P
CHARLES SCHWAB INVT MGMT              4,400       4,100       2,700
FIDUCIARY TRUST CO INTL.                                                      0      10,000
FIRST INVESTORS MGMT CO
JACOBS LEVY EQUITY MGMT
MACKAY SHIELDS FINANCIAL             19,000      19,000      20,000      20,000      20,000
PELL RUDMAN TRUST CO NA
ROTHSCHILD/PELL RUDMAN
SCHRODER CAP MGMT INTL.               6,000       6,000       6,000       6,000       9,000
SEARS INVESTMENT MGMT
SUNTRUST BANKS INC                   20,065     148,277      89,794      62,376      62,376
T ROWE PRICE ASSOCIATES              12,000
UNIVERSITY OF TEXAS INVT                  0      14,500           0      16,400
ANB INVESTMENT MGMT & TR              1,500
AAL CAPITAL MGMT CORP                                             0      58,100
AELTUS INVESTMENT MGMT               23,500
AETNA LIFE INS & ANNUITY                          2,500
AIM MGMT GROUP INC                1,027,100     798,300     670,900      85,400
ALLIED IRISH BANKS PLC                    0     152,700
AMERICAN CENTURY COS                250,000     250,000     380,000
APODACA INVT GROUP INC                    0     157,400
BANK OF TOKYO LTD                                     0       2,500
BARON CAPITAL INC
BATTERYMARCH FINL MGMT               21,000      14,900
BENTLEY CAPITAL MGMT INC
BERGER ASSOCIATES INC               100,050     150,050     150,000     195,500     195,500
BERKELEY CAPITAL MGMT                     0     153,100       2,700
BZW BARCLAYS GLBL INVTS                                     173,000     143,600     100,700
COLUMBIA MANAGEMENT CO                                            0     220,000
COMERICA INC
DE GARMO & KELLEHER                  40,000      80,000

13F INSTITUTION                    3/31/98     12/31/97    9/30/97     6/30/97     3/31/97     12/31/96
-------------------------------   ---------   ---------   ---------   ---------   ---------   ---------
DRIEHAUS CAPITAL MGMT
DUNCAN-HURST CAP MGMT
FIRST OF AMER INVT-SCI                                                                                0
FIRSTAR CORPORATION
FRANKLIN RESOURCES INC
FRED ALGER MANAGEMENT                                                         0     346,750     361,650
FRONTIER CAPITAL MGMT CO
GARDNER LEWIS ASSET MGMT
GE INVESTMENT CORP
GEEWAX TERKER & COMPANY                                                       0      29,900
GENERAL MOTORS INVT MGMT
GRANAHAN INVT MGMT INC                                            0     205,000     321,100
HANCOCK JOHN ADVISERS                                                                                 0
HILLIARD JJB, LYONS WL
HINTZ HOLMAN & HECKSHER
INVESTMENT ADVISERS INC                                           0      20,000
JANUS CAPITAL CORP                                                            0     801,750     961,750
JMC CAPITAL MGMT INC                                  0      25,036      26,945     123,380     128,005
LGT ASSET MANAGEMENT INC
LUTHER KING CAPITAL MGMT                                                      0      35,000
MACKENZIE FINANCIAL CORP                              0      90,100      90,100      90,100      83,100
MASS MUTUAL LIFE INSUR                                                                    0       8,500
MENTOR INVT ADVISORS LLC                                                      0      45,370      83,770
METROPOLITAN LIFE INSUR                                           0       5,400         700
MITCHELL HUTCHINS ASSET
MONETTA FINL SVCS INC
MORGAN J P & CO INC
MORGAN STANLEY D WITTER                                                       0      17,000           0
NEW USA RESEARCH & MGMT
NEW YORK ST COMMON RET.
NICHOLAS CO                                                       0      95,000      75,000      75,000
NICHOLAS-APPLEGATE CAP.
NORTHERN TRUST CO/CONN                                                        0       9,000
NORTHWESTERN MUTUAL INVT                                                      0     186,600
NORTHWESTERN MUTUAL LIFE                                                      0     143,100     350,500
OBERWEIS ASSET MGMT INC                                                       0      15,000      15,000
ONE VALLEY BANK NA                                                                                    0
PALISADE CAPITAL MGT LLC                              0      69,800     304,800     219,800
PATTERSON J O & CO
PHOENIX HOME LIFE MUTUAL                                          0      17,500
PILGRIM BAXTER & ASSOCS                                                       0     574,075     987,100
PIMCO ADVISORS LP

13F INSTITUTION                    9/30/96     6/30/96     3/31/96     12/31/95    9/30/95
-------------------------------   ---------   ---------   ---------   ---------   ---------
DRIEHAUS CAPITAL MGMT                                             0     297,188     301,853
DUNCAN-HURST CAP MGMT                     0     341,290     345,490     342,840     223,840
FIRST OF AMER INVT-SCI              184,750     185,050     109,150     107,850     102,050
FIRSTAR CORPORATION                       0      31,500                       0      54,400
FRANKLIN RESOURCES INC                                                        0      12,000
FRED ALGER MANAGEMENT               367,750     294,200     289,200     235,700     174,000
FRONTIER CAPITAL MGMT CO                                          0     125,900     120,600
GARDNER LEWIS ASSET MGMT                                                                  0
GE INVESTMENT CORP                                                            0      20,300
GEEWAX TERKER & COMPANY
GENERAL MOTORS INVT MGMT                                          0      47,500      65,500
GRANAHAN INVT MGMT INC
HANCOCK JOHN ADVISERS               417,000     413,000     410,000     400,000
HILLIARD JJB, LYONS WL                              100         100
HINTZ HOLMAN & HECKSHER                                                       0      10,000
INVESTMENT ADVISERS INC
JANUS CAPITAL CORP                  671,925     377,425                                   0
JMC CAPITAL MGMT INC                130,960     179,660     234,150     260,710
LGT ASSET MANAGEMENT INC                                          0      15,000           0
LUTHER KING CAPITAL MGMT
MACKENZIE FINANCIAL CORP             23,600      23,600      30,000
MASS MUTUAL LIFE INSUR              190,000     279,700     218,800     194,000     212,700
MENTOR INVT ADVISORS LLC             76,220      74,220      77,870     133,520     135,470
METROPOLITAN LIFE INSUR
MITCHELL HUTCHINS ASSET                                                       0     137,900
MONETTA FINL SVCS INC                     0      39,250     190,485      80,000
MORGAN J P & CO INC                                                           0     185,700
MORGAN STANLEY D WITTER
NEW USA RESEARCH & MGMT                                           0      10,000
NEW YORK ST COMMON RET.                   0       7,600
NICHOLAS CO                          50,000      25,000
NICHOLAS-APPLEGATE CAP.                                           0     239,000
NORTHERN TRUST CO/CONN
NORTHWESTERN MUTUAL INVT
NORTHWESTERN MUTUAL LIFE            344,100     284,100     323,000     328,900     328,900
OBERWEIS ASSET MGMT INC              15,000      15,000      15,000      15,000      15,000
ONE VALLEY BANK NA                    2,100       2,300       2,300       2,900
PALISADE CAPITAL MGT LLC                              0
PATTERSON J O & CO                                                0      46,000      55,000
PHOENIX HOME LIFE MUTUAL
PILGRIM BAXTER & ASSOCS           1,004,900     998,200     426,900     552,200     772,900
PIMCO ADVISORS LP                                     0     196,000     127,000

13F INSTITUTION                    3/31/98     12/31/97    9/30/97     6/30/97     3/31/97     12/31/96
-------------------------------   ---------   ---------   ---------   ---------   ---------   ---------
PORTFOLIO ADVISORY SVCS
PROVIDENT INVT COUNSEL                                                        0     354,243     427,900
R S INVESTMENT MGMT INC                                                                   0       6,900
REPUBLIC NATL BANK/N.Y.                                                                               0
ROBERT FLEMING (FLEM CAP)
ROBERTSON STEPHENS LP                                                                     0      22,300
SAFECO CORPORATION                                                0     293,500
SBC WARBURG DILLON READ                                                       0      50,500
SCUDDER KEMPER INVTS INC                                          0     293,900     288,900     286,200
SSI INVESTMENT MGMT INC                                                                               0
STACEY BRAUN ASSOC INC
STANDISH AYER & WOOD INC                              0      11,900
TCW GROUP INC
THOMSON HORSTMANN & BRYANT
TURNER INVT PARTNERS INC                                                                              0
UNITED STATES TR/BOSTON
VAN KAMPEN AMER CAPITAL
WALL STREET ASSOCIATES                                                                                0
WARBURG PINCUS ASSET MGT
WELLS FARGO BANK NA
WILLIAM BLAIR & CO LLC                                            0      56,100      65,900      25,900
WILMINGTON TRUST COMPANY
WISCONSIN INVESTMT BOARD
ZWEIG-DIMENNA PARTNERS
                                  ---------   ---------   ---------   ---------   ---------   ---------

TOTAL HOLDINGS                    8,078,638   9,275,296   9,069,283   8,866,011   9,335,064   9,189,510
TOTAL NUMBER OF OWNERS                   58          58          66          69          60          59
SHARES OUTSTANDING (MILLIONS)         10.11       10.11       10.11       10.11       10.06       10.06
PERCENTAGE HELD BY INSTITUTIONS        79.9%       91.7%       89.7%       87.7%       92.8%       91.3%
PRICE AT END OF PERIOD            $   15.38   $   20.28   $   25.00   $   21.06   $   28.00   $   35.25
AVERAGE PRICE OF PERIOD           $   17.83   $   22.64   $   23.03   $   24.53   $   31.63   $   36.50
TOP 15 HOLDERS PERCENTAGE              74.2%

13F INSTITUTION                    9/30/96     6/30/96     3/31/96     12/31/95    9/30/95
-------------------------------   ---------   ---------   ---------   ---------   ---------
PORTFOLIO ADVISORY SVCS                   0      88,290      66,110      58,610      42,030
PROVIDENT INVT COUNSEL              389,600     353,200     337,500     286,100     261,800
R S INVESTMENT MGMT INC               6,100      56,700      60,700      64,000
REPUBLIC NATL BANK/N.Y.               6,020
ROBERT FLEMING (FLEM CAP)                                                     0      10,000
ROBERTSON STEPHENS LP
SAFECO CORPORATION                                                                        0
SBC WARBURG DILLON READ                               0      20,000
SCUDDER KEMPER INVTS INC            259,800     266,600     263,900     227,900     189,000
SSI INVESTMENT MGMT INC               1,000
STACEY BRAUN ASSOC INC                                            0      17,700      17,700
STANDISH AYER & WOOD INC
TCW GROUP INC                                                     0      50,000      40,000
THOMSON HORSTMANN & BRYANT                                                    0      72,700
TURNER INVT PARTNERS INC             94,750      66,750      50,050      42,110      51,460
UNITED STATES TR/BOSTON                   0       1,700
VAN KAMPEN AMER CAPITAL             150,350     150,450     151,000      62,700      57,800
WALL STREET ASSOCIATES              102,150      95,100      86,500      66,800     100,600
WARBURG PINCUS ASSET MGT                  0      36,000
WELLS FARGO BANK NA                                                           0      12,000
WILLIAM BLAIR & CO LLC
WILMINGTON TRUST COMPANY                                          0       5,300       5,300
WISCONSIN INVESTMT BOARD                                                      0     175,700
ZWEIG-DIMENNA PARTNERS                                0      57,000      32,000      25,000
                                  ---------   ---------   ---------   ---------   ---------

TOTAL HOLDINGS                    9,127,228   9,390,312   7,962,873   7,026,438   6,576,153
TOTAL NUMBER OF OWNERS                   63          64          60          63          52
SHARES OUTSTANDING (MILLIONS)         10.06       10.06       10.06       10.02       10.02
PERCENTAGE HELD BY INSTITUTIONS        90.7%       93.3%       79.2%       70.1%       65.6%
PRICE AT END OF PERIOD            $   37.75   $   46.50   $   36.00   $   41.50   $   29.25
AVERAGE PRICE OF PERIOD           $   42.13   $   41.25   $   38.75   $   35.38   $   25.13
TOP 15 HOLDERS PERCENTAGE


Source: CDA Spectrum as of July 16, 1998.

                                PROJECT GOLDCAP
                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES
                 ----------------------------------------------
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

                                                                                        52 WEEK
                                                                            LATEST      -------
COMPANY                                         TICKER     EXCHANGE  FYE    QUARTER  HIGH        LOW
-------                                         ------     --------  ---    ------- ------      -----
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                        FCWI       OTC       DC      6/98   $19.75      $9.25
Safeguard Health Enterprises, Inc.              SFGD       OTC       DC      6/98    14.87       6.00
United Dental Care, Inc.[2]                     UDCI       OTC       DC      3/98    20.37      10.25


Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.                 FHS        NYSE      DC      3/98   $33.93     $22.00
Humana, Inc.                                    HUM        NYSE      DC      3/98    32.12      18.43
Maxicare Health Plans, Inc.                     MAXI       OTC       DC      3/98    24.00       6.00
Mid Atlantic Medical Services, Inc.             MME        NYSE      DC      3/98    17.00       8.75
Oxford Health Plans, Inc.                       OXHP       OTC       DC      3/98    89.00       9.13
PacifiCare Health Systems, Inc.                 PHSYA      OTC       DC      3/98    88.87      46.75
United HealthCare Corp.                         UNH        NYSE      DC      3/98    73.93      42.43


Dental Practice Management Companies
------------------------------------
American Dental Partners [3]                    ADPI       OTC       DC      3/98   $19.37     $13.62
Birner Dental Management Services [4]           BDMS       OTC       DC      3/98     8.37       5.31
Castle Dental Centers, Inc.                     CASL       OTC       DC      3/98    14.75       6.62
Coast Dental                                    CDEN       OTC       DC      6/98    31.75      13.00
Dental Care Alliance, Inc.                      DENT       OTC       DC      3/98    15.75       8.00
Gentle Dental Service Corp.                     GNTL       OTC       DC      3/98    16.50       6.00
Monarch Dental Corporation                      MDDS       OTC       DC      3/98    23.87      11.00
Pentegra Dental Group, Inc. [5]                 PEN        AMEX      DC      3/98     9.00       6.25


Orthodontic Practice Management Companies
-----------------------------------------
Apple Orthodontix, Inc.                         AOI        AMEX      DC      3/98   $16.50      $4.00
Orthalliance                                    ORAL       OTC       DC      3/98    17.25       8.50
Orthodontic Centers of America                  OCA        NYSE      DC      3/98    24.06      15.00
GOLDCAP                                                    OTC       DC      3/98   $27.75      $9.00


                                                                      EARNINGS PER SHARE (1)
                                              MARKET        PRICE     -------------------------
                                              PRICE         AS %                 CAL.     CAL.
                                             7/24/98       OF HIGH     LTM       1998E    1999E
                                             -------       -------    ------    ------   ------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                        $14.75     74.7%     $0.97       $1.05    $1.21
Safeguard Health Enterprises, Inc.                6.56     44.1%      0.44        0.65     0.79
United Dental Care, Inc.[2]                      19.50     95.7%      0.66        0.86     1.02

                       AVERAGE                             71.5%
                       MEDIAN                              74.7%

Multi-Market HMOs
------------------
Foundation Health Systems, Inc.                 $21.50     63.4%     $1.37       $1.42    $2.20
Humana, Inc.                                     26.94     83.9%      1.11        1.31     1.59
Maxicare Health Plans, Inc.                       7.00     29.2%      0.15       (0.21)    0.63
Mid Atlantic Medical Services, Inc.               9.25     54.4%      0.43        0.67     0.89
Oxford Health Plans, Inc.                         9.13     10.3%     (4.49)      (1.25)   (0.18)
PacifiCare Health Systems, Inc.                  74.00     83.3%      2.26        3.79     4.69
United HealthCare Corp.                          56.75     76.8%      2.35        2.75     3.38

                       AVERAGE                             57.3%
                       MEDIAN                              63.4%

Dental Practice Management Companies
------------------------------------
American Dental Partners [3]                    $14.00     72.3%     $0.07       $0.54    $0.82
Birner Dental Management Services [4]             6.00     71.7%      0.08        0.33     0.53
Castle Dental Centers, Inc.                      10.63     72.0%      0.16        0.52     0.76
Coast Dental                                     14.63     46.1%      0.64        0.74     1.08
Dental Care Alliance, Inc.                       10.63     67.5%      0.18        0.50     0.71
Gentle Dental Service Corp.                       8.50     51.5%     (0.21)       0.18     0.59
Monarch Dental Corporation                       14.88     62.3%      0.32        0.58     0.82
Pentegra Dental Group, Inc. [5]                   7.50     83.3%        NA        0.50     0.68

                       AVERAGE                             65.8%
                       MEDIAN                              69.6%

Orthodontic Practice Management Companies
-----------------------------------------
Apple Orthodontix, Inc.                         $ 4.00     24.2%     $0.26       $0.50    $0.69
Orthalliance                                     12.25     71.0%      0.49        0.56     0.69
Orthodontic Centers of America                   17.56     73.0%      0.55        0.70     0.94

                       AVERAGE                             56.1%
                       MEDIAN                              71.0%

                       OVERALL AVERAGE                     62.4%
                       OVERALL MEDIAN                      71.0%

GOLDCAP                                         $13.25     47.7%     $1.07       $1.06   $1.20


                                                           PRICE/EARNINGS RATIO
                                               5-YEAR     ------------------------
                                               GROWTH                CAL.   CAL.
                                               RATE [1]    LTM      1998E   1998E
                                               --------    -----    -----   ------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                        19.0%      15.2x     14.0x   12.2x
Safeguard Health Enterprises, Inc.              28.0%      14.9      10.1     8.3
United Dental Care, Inc.[2]                     22.0%      29.5*     22.7*   19.1*

                                  AVERAGE       23.0%      15.1x     12.1x   10.2x
                                  MEDIAN        22.0%      15.2x     14.0x   12.2x

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.                 15.0%       15.7x    15.1x    9.8x
Humana, Inc.                                    19.0%       24.3     20.6    16.9
Maxicare Health Plans, Inc.                     10.0%       46.7*      NM    11.1
Mid Atlantic Medical Services, Inc.             15.0%       21.5     13.8    10.4
Oxford Health Plans, Inc.                       33.0%         NM       NM      NM
PacifiCare Health Systems, Inc.                 20.0%       32.7*    19.5    15.8
United HealthCare Corp.                         20.0%       24.1     20.6    16.8

                                  AVERAGE       18.9%       21.4x    17.9x   13.5x
                                  MEDIAN        19.0%       24.2x    19.5x   13.4x

Dental Practice Management Companies
------------------------------------
American Dental Partners [3]                    37.0%      200.0x*   25.9x   17.1x
Birner Dental Management Services [4]             NA        75.0     18.2    11.3
Castle Dental Centers, Inc.                     37.0%       66.4     20.4    14.0
Coast Dental                                    40.0%       22.9     19.8    13.5
Dental Care Alliance, Inc.                      35.0%       59.0     21.3    15.0
Gentle Dental Service Corp.                     40.0%         NM     47.2*   14.4
Monarch Dental Corporation                      37.0%       46.5     25.6    18.1
Pentegra Dental Group, Inc. [5]                 35.0%         NA     15.0    11.0

                                  AVERAGE       37.3%       48.7x    20.9x   14.3x
                                  MEDIAN        37.0%       62.7x    20.8x   14.2x

Orthodontic Practice Management Companies
-----------------------------------------
Apple Orthodontix, Inc.                         15.0%       15.4x     8.0x    5.8x
Orthalliance                                      NA        25.0     21.9    17.8
Orthodontic Centers of America                  35.0%       31.9     25.1    18.7

                                  AVERAGE       25.0%       24.1x    18.3x   14.1x
                                  MEDIAN        25.0%       25.0x    21.9x   17.8x

                           OVERALL AVERAGE      26.9%       29.5x    18.5x   13.6x
                           OVERALL MEDIAN       28.0%       24.2x    19.8x   14.0x

GOLDCAP                                         15.0%       12.4x    12.5x   11.0x

                                             1999 P/E/
                                              5-YEAR        MARKET      MARKET/
                                              GROWTH        CAP'N        BOOK
                                             ---------      -------     -------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                        0.64x         $53.7        2.1x
Safeguard Health Enterprises, Inc.              0.30           31.2        0.9
United Dental Care, Inc.[2]                     0.87          175.2        1.4*

                                  AVERAGE       0.60x                      1.5x
                                  MEDIAN        0.64x                      1.4x

Multi-Market HMOs
------------------
Foundation Health Systems, Inc.                 0.65x      $2,624.3        2.8x
Humana, Inc.                                    0.89        4,483.7        2.8
Maxicare Health Plans, Inc.                     1.11          125.5        1.6
Mid Atlantic Medical Services, Inc.             0.69          503.3        2.3
Oxford Health Plans, Inc.                         NM          733.0        2.4
PacifiCare Health Systems, Inc.                 0.79        3,088.2        1.5
United HealthCare Corp.                         0.84       10,936.0        2.3

                                  AVERAGE       0.83x                      2.3x
                                  MEDIAN        0.81x                      2.3x

Dental Practice Management Companies
------------------------------------
American Dental Partners [3]                    0.46x        $103.8        2.3x
Birner Dental Management Services [4]             NA           40.0        2.2
Castle Dental Centers, Inc.                     0.38           66.4        1.8
Coast Dental                                    0.34          111.5        1.8
Dental Care Alliance, Inc.                      0.43           74.1        2.9
Gentle Dental Service Corp.                     0.36           66.4        3.2
Monarch Dental Corporation                      0.49          153.6        3.6
Pentegra Dental Group, Inc. [5]                 0.32           48.3        6.9*

                                  AVERAGE       0.40x                      2.5x
                                  MEDIAN        0.38x                      2.6x

Orthodontic Practice Management Companies
-----------------------------------------
Apple Orthodontix, Inc.                         0.39x         $54.5        1.4x
Orthalliance                                      NA          155.9        3.4
Orthodontic Centers of America                  0.53          836.4        4.2
                                  AVERAGE       0.46x                      3.0
                                  MEDIAN        0.46x                      3.4x

                        OVERALL AVERAGE         0.58x                      2.4x
                        OVERALL MEDIAN          0.51x                      2.3x

GOLDCAP                                         0.74x        $134.0        2.1x

-------

*Excluded from average.

NA - Not Available       NM - Not Meaningful       F - Fiscal Year Estimate

[1] Earnings Estimates are consensus estimates from the First Call Research Network as of July 24, 1998 except for Orthodontic Centers of America and GoldCap which are from Robinson-Humphrey Research. Excludes all nonrecurring charges and gains.
[2]  Reflects the Protective Life Acquisition and premiums paid therein.
[3]  Initial public offering priced on April 15, 1998 at $15.00 per share.
[4] Initial public offering priced on February 11, 1998 at $7.00 per share. [5] Initial public offering priced on March 24, 1998 at $8.50 per share.

                                 Project Goldcap
                 Market Comparison of Selected Public Companies
                 (Dollars in Millions, Except Per Share Amounts)

                                                                  Debt /                                          LTM
                                        Shares         Total      Total     Total        Firm       ------------------------------
Company                               Outstanding      Debt        Cap.     Cash       Value[1]    Revenues    EBIT        EBITDA
-------                               -----------      ----       ------    -----       --------    --------    ----        ------
                                         (MM)         ($MM)                 ($MM)        ($MM)        ($MM)     ($MM)        ($MM)
Dental Managed Care Companies
First Commonwealth, Inc.                 3.640      $    0.0[2]    0.0%  $   11.3[2]   $    42.4   $    60.9  $   5.5    $   6.4[3]
Safeguard Health Enterprises, Inc.       4.747          45.8[2]   56.7%       9.2           67.8        97.9      4.0        6.0[3]
United Dental Care, Inc.                 8.983          16.1      11.4%      21.2          170.0       172.4      6.1       11.4

            AVERAGE
            MEDIAN

Multi-Market HMOs
Foundation Health Systems, Inc.        122.059      $1,356.9      59.4%  $  947.4      $ 3,033.8   $ 7,526.1  $ 227.5    $ 332.0
Humana, Inc.                           166.447         847.0      34.8%   1,779.0        3,551.7     8,429.0    141.0      257.0
Maxicare Health Plans, Inc.             17.925           0.0       0.0%      82.2           43.3       689.7    (32.1)     (31.4)
Mid Atlantic Medical Services, Inc.     54.415           2.7       1.2%     183.3          322.8     1,100.4     13.8       24.5
Oxford Health Plans, Inc.               80.331         220.3      42.2%     696.3          257.0     4,424.7   (569.4)    (505.4)
PacifiCare Health Systems, Inc.         41.732       1,041.3      33.3%   1,162.3        2,967.2     9,521.0    199.9[4]   328.6[4]
United HealthCare Corp.                192.704         520.0      10.0%     816.0       10,640.0    12,815.0    530.0      684.0

            AVERAGE
            MEDIAN

Dental Practice
  Management Companies
American Dental Partners                 7.417     $     5.8      11.4%  $   11.8      $    97.8   $    60.2  $   2.8    $   5.5
Birner Dental Management Services        6.668           0.4       2.2%       6.2           34.3        15.1      1.5        2.2
Castle Dental Centers, Inc.              6.253          22.4      38.3%       1.8           87.0        34.2      3.6        5.9
Coast Dental                             7.622           1.3[2]    2.0%      44.2[2]        68.6        27.5      5.5        6.9
Dental Care Alliance, Inc.               6.978           2.1       7.5%      11.2           64.9        11.6      1.3        1.6
Gentle Dental Service Corp.              7.809          25.7      55.3%       0.1           92.0        53.8     (0.3)       1.9
Monarch Dental Corporation              10.325          13.2      23.4%       3.9          162.9        52.8      6.3        9.7
Pentegra Dental Group, Inc.              6.442           1.1      13.3%       6.7           42.7         0.0     (3.1)      (3.1)

            AVERAGE
            MEDIAN

Orthodontic Practice
  Management Companies
Apple Orthodontics, Inc.                13.615     $     5.3      11.8%  $    2.5      $    57.3   $    30.4  $   3.7    $   5.1
Orthalliance                            12.723           2.0       4.2%       3.9          153.9        32.7      6.0        6.8
Orthodontic Centers of America          47.627          13.2       6.2%       4.8          844.9       130.1     40.5       47.1

            AVERAGE
            MEDIAN

            AVERAGE
            MEDIAN

Goldcap                                 10.113     $    55.1      46.7%  $   15.6      $   173.5   $   163.3    $  21.5  $  27.3


                                                                                               3 Year CAGR
                                                                    Firm Value to:           ----------------
                                          EBIT    EBITDA   -----------------------------                Net
Company                                  Margin   Margin   Revenues    EBIT       EBITDA     Revenue   Income
-------                                  ------   ------   --------    ----       ------     -------   ------
Dental Managed Care Companies
First Commonwealth, Inc.                   9.0%    10.5%    0.70 x      7.7 x      6.7 x      30.3%    28.8%
Safeguard Health Enterprises, Inc.         4.1%     6.1%    0.69       16.9       11.3        25.3%    (5.7%)
United Dental Care, Inc.                   3.6%     6.6%    0.99 *     27.7 *     14.9 *      48.8%    21.6%

            AVERAGE                        5.6%     7.75    0.69 x     12.3 x      9.0 x      34.8%    14.9%
            MEDIAN                         4.1%     6.6%    0.70 x     16.9 x     11.3 x      30.3%    21.6%

Multi-Market HMOs
Foundation Health Systems, Inc.            3.0%     4.4%    0.40 x     13.3 x      9.1 x      18.8%    15.1%
Humana, Inc.                               1.7%     3.0%    0.42       25.2       13.8        30.8%   (22.4%)
Maxicare Health Plans, Inc.               (4.7%)   (4.5%)   0.06 *     NM         NM          17.9%    NM
Mid Atlantic Medical Services, Inc.        1.3%     2.2%    0.29       23.4       13.2         7.8%   (68.2%)
Oxford Health Plans, Inc.                (12.9%)  (11.4%)   0.06 *     NM         NM          54.7%    NM
PacifiCare Health Systems, Inc.            2.1%     3.5%    0.31       14.8        9.0        55.2%    10.8%
United HealthCare Corp.                    4.1%     5.3%    0.83       20.1       15.6        44.9%    30.1%

            AVERAGE                       (0.8%)    0.4%    0.45 x     19.4 x     12.1 x      32.9%    (6.9%)
            MEDIAN                         1.7%     3.0%    0.31 x     20.1 x     13.2 x      30.8%    10.8%

Dental Practice
  Management Companies
American Dental Partners                   4.7%     9.1%    1.62 x     34.7 x     17.8        NA       NA
Birner Dental Management Services          9.7%    14.7%    2.27       23.5       15.5        NA       NA
Castle Dental Centers, Inc.               10.5%    17.3%    2.55       24.2       14.7        31.2%    NM
Coast Dental                              19.9%    25.2%    2.50       12.6        9.9       145.5%   392.7%
Dental Care Alliance, Inc.                11.2%    13.6%    5.60*      49.9*      41.*       218.5%    NM
Gentle Dental Service Corp.               (0.5%)    3.5%    1.71       NM         48.5*       NA       NA
Monarch Dental Corporation                11.9%    18.4%    3.08       26.0       16.8       126.8%    16.2%
Pentegra Dental Group, Inc.               NA       NA       NM         NM         NM          NA       NA

            AVERAGE                        9.6%    14.5%    2.29 x     24.2 x    14.9 x       130.5%   204.4%
            MEDIAN                        10.5%    14.7%    2.50 x     25.1 x    16.8 x       136.1%   204.4%

Orthodontic Practice
  Management Companies
Apple Orthodontics, Inc.                  12.2%    16.8%    1.88 x     15.4 x     11.2        NA       NA
Orthalliance                              18.4%    20.6%    4.70       25.6       22.8        NA       NA
Orthodontic Centers of America            31.2%    36.2%    6.49 x     20.8       17.9        68.0%    58.3%

            AVERAGE                       20.6%    24.5%    3.29 x     20.6      17.3        68.0%    58.3%
            MEDIAN                        18.4%    20.6%    4.70 x     20.8 x    17.9 x      68.0%    58.3%

            AVERAGE                        7.0%    10.1%    1.60 x     20.3 x     13.7 x      61.6%    43.4%
            MEDIAN                         4.4%     7.9%    1.62 x     20.8 x     13.8 x      44.9%    16.2%

Goldcap                                   13.2%    16.7%    1.06 x      8.1 x      6.4 x      22.0%    46.1%

*  Excluded from average.
NA - Not Available                                 NM - Not Meaningful
[1] Firm value equals market capitalization plus total debt and preferred stock minus cash and short term investments.
[2] As of March 31, 1998.
[3] Depreciation and amortization is for the twelve months ended March 31, 1998. [4] Excludes approximately $154 million in one-time charges.

                                PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                                    REVENUES
                             (DOLLARS IN MILLIONS)

                                        1995              1996                     1997                       FIRST QUARTER 1998
                                     ---------    ---------------------     --------------------    3 YEAR   --------------------
                                       $ AMT        $ AMT       GROWTH       $ AMT      GROWTH       CAGR      $ AMT      GROWTH
                                       -----        -----       ------       -----      ------      ------     -----      ------
Dental Managed Care Companies
First Commonwealth, Inc.             $    33.3    $    44.1        32.4%    $    56.6       28.3%     30.3%  $    15.6       16.0%
Safeguard Health Enterprises, Inc.        60.7         72.7        19.7%         95.4       31.1%     25.3%       24.4        6.3%
United Dental Care, Inc.                  78.6        112.7        43.4%        174.0       54.3%     48.8%       43.3       (3.5%)

Multi-Market HMOs
Foundation Health Systems, Inc.      $ 5,047.1    $ 6,620.8        31.2%    $ 7,120.7        7.5%     18.8%  $ 2,149.2       23.2%
Humana, Inc.                           4,605.0      6,677.0        45.0%      7,880.0       18.0%     30.8%    2,352.0       30.4%
Maxicare Health Plans, Inc.              477.3        562.8        17.9%        663.8       18.0%     17.9%      180.4       16.8%
Mid Atlantic Medical Services, Inc.      942.9      1,119.4        18.7%      1,096.6       (2.0%)     7.8%      285.8        1.3%
Oxford Health Plans, Inc.              1,746.0      3,032.6        73.7%      4,179.8       37.8%     54.7%    1,218.1       25.2%
PacifiCare Health Systems, Inc.        3,731.0      4,637.3        24.3%      8,982.7       93.7%     55.2%    2,382.0       29.2%
United HealthCare Corp.                5,511.0      9,889.0        79.4%     11,563.0       16.9%     44.9%    4,053.0       44.7%

GOLDCAP                              $   106.7    $   141.1        32.3%    $   158.7       12.5%     22.0%  $    42.4       12.2%

                                PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
       -------------------------------------------------------------------
                                     EBITDA
                             (DOLLARS IN MILLIONS)


                                                1995                      1996                            1997
                                          -----------------    ----------------------------   -----------------------------
                                          $ Amt     Margin     $ Amt     Margin     Growth    $ Amt     Margin     Growth
                                          ------    --------   ------   --------    -------   -------   -------    -------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                  $  3.6       10.7%   $  4.6       10.4%     29.3%   $   6.0     10.6%      29.8%
Safeguard Health Enterprises, Inc.           3.6        5.9%      4.2        5.8%     17.5%       6.8      7.2%      61.3%
United Dental Care, Inc.                     7.5        9.5%     13.9       12.3%     86.5%      11.2      6.4%     (19.5%)

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.           $390.0        7.7%   $167.0        2.5%    (57.2%)  $ 354.3      5.0%     112.2%
Humana, Inc.                               272.0        5.9%    112.0        1.7%    (58.8%)    242.0      3.1%     116.1%
Maxicare Health Plans, Inc.                 19.1        4.0%     11.0        2.0%    (42.2%)    (22.7)    (3.4%)       NM
Mid Atlantic Medical Services, Inc.         91.4        9.7%    (10.8)      (1.0%)      NM       17.1      1.6%        NM
Oxford Health Plans, Inc.                   98.7        5.7%    176.9        5.8%     79.3%    (413.3)    (9.9%)       NM
PacifiCare Health Systems, Inc.            176.9        4.7%    211.6        4.6%     19.6%     315.4      3.5%      49.1%
United HealthCare Corp.                    549.0       10.0%    544.0        5.5%     (0.9%)    657.0      5.7%      20.8%

GOLDCAP                                   $ 12.9       12.1%   $ 24.0       17.0%      87.1%  $  27.8     17.5%      15.6%




                                                               First Quarter 1998
                                               3 YEAR        ----------------------------
                                                CAGR         $ Amt      Margin     Growth
                                               ------        ------     -------    ------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                        29.6%       $  1.6      10.4%       16.6%
Safeguard Health Enterprises, Inc.              37.7%          1.8       7.2%      (28.2%)
United Dental Care, Inc.                        22.5%          4.2       9.8%       17.3%

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.                 (4.7%)      $ 69.8       3.2%      (24.2%)
Humana, Inc.                                    (5.7%)        73.0       3.1%       25.9%
Maxicare Health Plans, Inc.                       NM          (4.1)     (2.3%)        NM
Mid Atlantic Medical Services, Inc.            (56.7%)        10.0       3.5%      280.6%
Oxford Health Plans, Inc.                         NM         (33.3)     (2.7%)        NM
PacifiCare Health Systems, Inc.                 33.5%        103.8       4.4%       14.6%
United HealthCare Corp.                          9.4%        189.0       4.7%       16.7%

GOLDCAP                                         47.1%       $  6.5      15.3%       (6.9%)

                                PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
       ------------------------------------------------------------------
                                      EBIT
                              (DOLLARS IN MILLIONS)




                                               1995                           1996                         1997
                                          ----------------       ----------------------------     ------------------------
                                          $ Amt     Margin       $ Amt      Margin     Growth     $ Amt    Margin   Growth
                                          -----     ------       ------     ------     ------     -----    ------   ------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                  $  3.1       9.4%      $  4.0       9.0%      25.6%    $   5.1     9.0%     29.3%
Safeguard Health Enterprises, Inc.           2.0       3.3%         1.9       2.6%      (5.9%)       4.5     4.8%    141.4%
United Dental Care, Inc.                     6.3       8.0%        11.6      10.3%      85.7%        6.1     3.5%    (47.3%)

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.           $300.6       6.0%      $ 54.0       0.8%     (82.0%)   $ 255.9     3.6%    373.6%
Humana, Inc.                               202.0       4.4%        14.0       0.2%     -93.1%      134.0     1.7%    857.1%
Maxicare Health Plans, Inc.                 17.8       3.7%         9.7       1.7%     -45.4%      (23.5)   (3.5%)      NM
Mid Atlantic Medical Services, Inc.         85.3       9.1%       (18.6)     (1.7%)       NM         6.9     0.6%       NM
Oxford Health Plans, Inc.                   75.7       4.3%       134.0       4.4%      77.1%     (474.4)  (11.3%)      NM
PacifiCare Health Systems, Inc.            148.2       4.0%       179.5       3.9%      21.1%      198.5     2.2%     10.6%
United HealthCare Corp.                    455.0       8.3%       411.0       4.2%      -9.7%      511.0     4.4%     24.3%

GOLDCAP                                   $ 10.1       9.5%      $ 18.9      13.4%      86.4%    $  22.1    13.9%     16.8%



                                                                           First Quarter 1998
                                             3 Year            -------------------------------------------
                                              CAGR             $ Amt             Margin             Growth
                                             ------            ------            ------             ------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.                      27.5%           $  1.4               8.9%              17.8%
Safeguard Health Enterprises, Inc.            50.7%              1.1               4.6%             (25.5%)
United Dental Care, Inc.                      (1.1%)             2.9               6.7%              16.1%

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.               (7.7%)          $ 39.0               1.8%             (42.2%)
Humana, Inc.                                 (18.6%)            41.0               1.7%              20.6%
Maxicare Health Plans, Inc.                     NM              (4.3)             (2.4%)               NM
Mid Atlantic Medical Services, Inc.          (71.5%)             7.1               2.5%                NM
Oxford Health Plans, Inc.                       NM             (49.4)             (4.1%)               NM
PacifiCare Health Systems, Inc.               15.7%             72.5               3.0%               1.9%
United HealthCare Corp.                        6.0%            147.0               3.6%              14.8%

GOLDCAP                                       47.5%           $  5.1              12.1%              (9.6%)

                                PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                           DILUTED EARNINGS PER SHARE

                                      1995            1996                    1997                        FIRST QUARTER 1998
                                     -------    -----------------     ---------------------   3 YEAR   -----------------------
                                      $ AMT       $ AMT   GROWTH        $ AMT       GROWTH     CAGR     $ AMT         GROWTH
                                      -----       -----   ------        -----       ------    ------    -----         ------
Dental Managed Care Companies

First Commonwealth, Inc.             $  0.67    $ 0.76      13.4%     $  0.89         17.1%     15.3%   $ 0.24          20.0%
Safeguard Health Enterprises, Inc.      0.45      0.30     (33.3%)       0.38         26.7%     (8.1%)    0.14         (12.5%)
United Dental Care, Inc.                0.68      1.00      47.1%       (0.03)          NM        NM      0.17           6.3%

Multi-Market HMOs

Foundation Health Systems, Inc.      $  1.54    $ 0.52     (66.2%)    $  1.37        163.5%     (5.7%)  $ 0.22         (42.1%)
Humana, Inc.                            1.16      0.95     (18.1%)       1.05         10.5%     (4.9%)    0.30          25.0%
Maxicare Health Plans, Inc.             1.53      1.05     (31.4%)       0.63        (40.0%)   (35.8%)   (0.15)           NM
Mid Atlantic Medical Services, Inc.     1.28     (0.06)       NM         0.31           NM     (50.8%)    0.14         600.0%
Oxford Health Plans, Inc.               0.71      1.25      76.1%       (3.70)          NM        NM     (0.37)           NM
PacifiCare Health Systems, Inc.         3.62      4.18      15.5%        2.43        (41.9%)   (18.1%)    0.90         (19.6%)
United HealthCare Corp.                 1.57      1.76      12.1%        2.26         28.4%     20.0%     0.63          16.7%

GOLDCAP                              $  0.68    $ 0.97      42.6%     $  1.10         13.4%     27.2%   $ 0.25         (10.7%)

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC DENTAL MANAGED CARE COMPANIES MULTIPLES (DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------

                                          AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES
                                          -----------------------------------------------        IMPLIED        IMPLIED
                             GOLDCAP       PRICE /      PRICE /       PRICE /     PRICE /        EQUITY      EQUITY VALUE
Valuation Parameter           VALUE       LTM EPS   CAL. 1998 EPS  CAL. 1999 EPS   BOOK          VALUE        PER SHARE [1]
-------------------          ------      -------   ------------ -------------    ----           ---------    -------------

LTM EPS [2]                  $  1.07 [3]  15.1 x                                                 $162,962       $16.11

Est. 1998 EPS                $  0.94 [4]                12.1 x                                   $129,403       $12.80

Est. 1999 EPS                $  1.27 [4]                             10.2 x                      $124,367       $12.30

Book Value (as of 3/31/98)   $62,769                                               1.5 x         $ 94,810       $ 9.38


------------------------------------------------------------------------------------------------


                                                             AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES
                                                     ---------------------------------------------------------------

                                  GOLDCAP             FIRM VALUE /              FIRM VALUE /             FIRM VALUE /
Valuation Parameter                VALUE              LTM REVENUES               LTM EBIT                LTM EBITDA
-------------------               -------             ------------              --------                 ------------

LTM Revenues [2]                  $163,333              0.69 x

LTM Operating Income [2]          $21,521[3]                                     12.3 x

LTM EBITDA [2]                    $27,314[3]                                                             9.0 x


                                                                              LESS
                                    IMPLIED                                PV OF DHDC          IMPLIED           IMPLIED
                                     FIRM               LESS                DEFERRED            EQUITY         EQUITY VALUE
Valuation Parameter                 VALUE             NET DEBT[2]          LIABILITIES          VALUE          PER SHARE [1]
-------------------                 --------          -----------          -----------         ---------      --------------

LTM Revenues [2]                    $113,479          $39,534              $21,049             $ 52,896           $ 5.23

LTM Operating Income [2]            $265,065          $39,534              $21,049             $204,482           $20.22

LTM EBITDA [2]                      $245,389          $39,534              $21,049             $184,806           $18.27


                                                       MEAN EQUITY VALUE                       $136,247           $13.47
                                                     MEDIAN EQUITY VALUE                       $131,403           $12.80

----------------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended March 31, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($6.42 per share).
[4] Projections provided by Robinson-Humphrey research.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC DENTAL MANAGED CARE COMPANIES MULTIPLES (DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------

                                                AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES
                                           ---------------------------------------------------------     IMPLIED        IMPLIED
                             GOLDCAP        PRICE /         PRICE /           PRICE /        PRICE /      EQUITY      EQUITY VALUE
Valuation Parameter           VALUE        LTM EPS      CAL. 1998 EPS      CAL. 1999 EPS      BOOK        VALUE       PER SHARE [1]
-------------------          ------        -------      -------------      -------------     ------      ---------    -------------

LTM EPS [2]                  $  1.07 [3]    15.1 x                                                        $162,962       $16.11

Est. 1998 EPS                $  0.94 [4]                12.1 x                                            $114,754       $11.35

Est. 1999 EPS                $  1.27 [4]                                      10.2 x                      $131,622       $13.02

Book Value (as of 3/31/98)   $62,769                                                          1.5 x       $ 94,810       $ 9.38


---------------------------------------------------------------------------------------------------------



                                         AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES
                                         -----------------------------------------------          LESS
                                                                          IMPLIED              PV OF DHDC
                         GOLDCAP  FIRM VALUE /  FIRM VALUE /  FIRM VALUE / FIRM     LESS        DEFERRED
Valuation Parameter       VALUE   LTM REVENUES   LTM EBIT     LTM EBITDA  VALUE   NET DEBT[2]  LIABILITIES
-------------------      -------  ------------  ------------  ------------ -----  -----------  -----------

LTM Revenues [2]         $163,333     0.69 x                              $113,479   $39,534    $21,049        $ 52,896       $ 5.23

LTM Operating Income [2] $21,521[3]               12.3 x                  $265,065   $39,534    $21,049        $204,482       $20.22

LTM EBITDA [2]           $27,314[3]                          9.0 x        $245,389   $39,534    $21,049        $184,806       $18.27


                                                                                MEAN EQUITY VALUE              $135,190       $13.37
                                                                                MEDIAN EQUITY VALUE            $131,622       $13.02

----------------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended March 31, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($6.42 per share).
[4] Projections provided by Goldcap
    management.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT COMPANIES MULTIPLES
(DOLLARS IN THOUSANDS)


BENEFITS COMPANY
----------------
                                         AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES
                                     ------------------------------------------------------
                        Benefits              PRICE /                      PRICE /
Valuation Parameter       Value            CAL. 1998 EPS                CAL. 1999 EPS
-------------------     --------           -------------                -------------
Est. 1998 Net Income    $ 9,264 [2]            12.1 x

Est. 1999 Net Income    $11,529 [2]                                         10.2 x

                                         AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES
                                     ------------------------------------------------------
                        Benefits                          FIRM VALUE /
Valuation Parameter       Value                            LTM EBITDA
-------------------     --------                          ------------
LTM EBITDA [3]          $26,383 [4]                           9.0 x




DHMI
----
                                     AVERAGE DENTAL PRACTICE MANAGEMENT COMPANIES MULTIPLES
                                     ------------------------------------------------------
                          DHMI                PRICE /                      PRICE /
Valuation Parameter       Value            CAL. 1998 EPS                CAL. 1999 EPS
-------------------     --------           -------------                -------------
Est. 1998 Net Income    $   277 [2]            20.9 x

Est. 1999 Net Income    $ 1,686 [2]                                         14.3 x

                                     AVERAGE DENTAL PRACTICE MANAGEMENT COMPANIES MULTIPLES
                                     ------------------------------------------------------
                          DHMI                            FIRM VALUE /
Valuation Parameter       Value                            LTM EBITDA
-------------------     --------                          ------------
LTM EBITDA [3]          $   931 [4]                          14.9 x




                                             IMPLIED       IMPLIED
                                             EQUITY     EQUITY VALUE
                                              VALUE     PER SHARE [1]
                                             -------    -------------
                                             $111,834       $11.06

                                             $118,155       $11.68


                                  LESS
   IMPLIED                     PV OF DHDC
     FIRM          LESS         DEFERRED
    VALUE      NET DEBT [2]    LIABILITIES
   -------     ------------    -----------
   $237,025       $39,534         $21,049    $176,442       $17.45

  MEAN EQUITY VALUE                          $135,477       $13.40
  MEDIAN EQUITY VALUE                        $118,155       $11.68




                                             IMPLIED       IMPLIED
                                             EQUITY     EQUITY VALUE
                                              VALUE     PER SHARE [2]
                                             -------    -------------
                                             $  5,785       $ 0.57

                                             $ 24,122       $ 2.39


                                  LESS
   IMPLIED                     PV OF DHDC
    FIRM           LESS         DEFERRED
    VALUE      NET DEBT [2]    LIABILITIES
   -------     ------------    -----------
   $13,913        $     0         $     0    $ 13,913       $ 1.38

  MEAN EQUITY VALUE                          $ 14,607       $ 1.44
  MEDIAN EQUITY VALUE                        $ 13,913       $ 1.38

  SUM OF MEANS                               $150,084       $14.84
  SUM OF MEDIANS                             $132,068       $13.06

----------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Goldcap management.
[3] LTM ended March 31, 1998.
[4] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC MULTI-MARKET HMO COMPANIES MULTIPLES (DOLLARS IN THOUSANDS)


                                                    AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES
                                            --------------------------------------------------------------
                              Goldcap          PRICE /         PRICE /           PRICE /         PRICE /
Valuation Parameter          Value [1]         LTM EPS      CAL. 1998 EPS    CAL. 1999 EPS        BOOK
-------------------          ---------         -------      -------------    -------------        ----
LTM EPS [2]                  $   1.07 [3]       21.4 x

Est. 1998 EPS                $   1.06 [4]                       17.9 x

Est. 1999 EPS                $   1.20 [4]                                         13.5 x

Book Value (as of 3/31/98)   $ 62,769                                                             2.3 x

-----------------------------------------------------------------------------------------------------------------------------------

                                              AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES                                  LESS
                                            ------------------------------------------------  IMPLIED                   PV OF DHDC
                             Goldcap          FIRM VALUE /   FIRM VALUE /     FIRM VALUE /     FIRM          LESS         DEFERRED
Valuation Parameter           Value           LTM REVENUES     LTM EBIT        LTM EBITDA      VALUE     NET DEBT [2]   LIABILITIES
-------------------          --------         ------------     --------        ----------      -----     ------------   -----------
LTM Revenues [2]             $163,333            0.45 x                                      $ 73,818       $39,534        $21,049

LTM Operating Income [2]     $ 21,521 [3]                       19.4 x                       $416,949       $39,534        $21,049

LTM EBITDA [2]               $ 27,314 [3]                                         12.1 x     $331,804       $39,534        $21,049




                                                      IMPLIED         IMPLIED
                                                      EQUITY       EQUITY VALUE
Valuation Parameter                                    VALUE       PER SHARE [1]
-------------------                                    -----       -------------
LTM EPS [2]                                           $231,619         $22.90

Est. 1998 EPS                                         $192,244         $19.01

Est. 1999 EPS                                         $163,394         $16.16

Book Value (as of 3/31/98)                            $141,770         $14.02







Valuation Parameter
-------------------

LTM Revenues [2]                                      $ 13,235 *       $ 1.31 *

LTM Operating Income [2]                              $356,366 *       $35.24 *

LTM EBITDA [2]                                        $271,221         $26.82


                  MEAN EQUITY VALUE                   $220,050         $19.78
                  MEDIAN EQUITY VALUE                 $192,244         $19.01



----------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended March 31, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($6.42 per share).
[4] Projections provided by Robinson-Humphrey research.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC MULTI-MARKET HMO COMPANIES MULTIPLES (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------


                                         AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES
                                         --------------------------------------------      IMPLIED         IMPLIED
                             Goldcap     PRICE /     PRICE /        PRICE /     PRICE/     EQUITY        EQUITY VALUE
VALUATION PARAMETER           VALUE      LTM EPS  CAL. 1998 EPS  CAL. 1999 EPS   BOOK       VALUE       PER SHARE [1]
-------------------          -------     -------  -------------  -------------  -----      -------      -------------
LTM EPS [2]                  $  1.07[3]  21.4 x                                             $231,619        $22.90

Est. 1998 EPS                $  0.94[4]              17.9 x                                 $170,481        $16.86

Est. 1999 EPS                $  1.27[4]                             13.5x                   $172,925        $17.10

Book Value (as of 3/31/98)   $62,769                                              2.3 x     $141,770        $14.02


-----------------------------------------------------------------------------------------------------------------------------------


                                                                         AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES
                                                             --------------------------------------------------------------------
                                         GOLDCAP             FIRM VALUE /              FIRM VALUE /                  FIRM VALUE /
Valuation Parameter                       VALUE              LTM REVENUES               LTM EBIT                      LTM EBITDA
                                       ---------             ------------              ----------                    ------------
LTM Revenues [2]                       $163,333                   0.45x

LTM Operating Income [2]               $ 21,521[4]                                       19.4x

TM EBITDA [2]                         $ 27,314[4]                                                                     12.1x




                                                                              LESS
                                        IMPLIED                            PV OF DHDC           IMPLIED            IMPLIED
                                         FIRM               LESS            DEFERRED             EQUITY          EQUITY VALUE
                                        VALUE            NET DEBT [2]      LIABILITIES           VALUE           PER SHARE [1]
                                        -------          ------------      -----------          --------         -------------
Valuation Parameter

LTM Revenues [2]                        $ 73,818           $39,534           $21,049            $ 13,235*           $ 1.31*

LTM Operating Income [2]                $416,949           $39,534           $21,049            $356,366            $35.24*

TM EBITDA [2]                           $331,804           $39,534           $21,049            $271,221            $26.82


                                                       Mean Equity Value                        $197,603            $19.54
                                                       Median Equity Value                      $172,925            $17.10


-------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding. [2] LTM ended March 31, 1998. [3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($6.42 per share). [4] Projections provided by Goldcap management.

PROJECT GOLDCAP
DENTAL MANAGED CARE HISTORICAL ACQUISITION MULTIPLES
-------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)



                                                                   Purchase Price as a Multiple of
                                                           Equity  -------------------------------   Adjusted
                                                  Date    Purchase     LTM             Latest Date   Purchase
Acquiror               Target                   Completed  Price   Net Income           Book Value    Price [1]
--------               ------                   --------- -------  ----------          -----------   ---------
CompDent Corporation   DentiCare/UniLife          12/94     $17.6      NM x               5.9x         $15.8

CompDent Corporation   CompDent                   7/5/95     33.0      20.8               7.4           28.6

Protective Life Corp.  National Health Care      3/21/95     38.3      19.2                NA           32.3
                       Systems of Florida

United Dental Care     Int'l. Dental Health Inc.  9/1/94     14.3      23.0               3.8           14.3

United Dental Care     U.S. Dental               11/27/95    12.2      19.2               7.5           11.4

CompDent Corporation   Texas Dental Plans         1/8/96     23.0      15.1              87.5*          22.4

United Dental Care     Associated Health Plans    2/1/96     15.0     228.*              19.6*          14.6

Protective Life        Dental Care of Oklahoma   3/19/96      4.5      17.0               6.9            4.2

CompDent Corporation   Dental Care Plus           5/9/96     38.0      17.2              71.0*          36.9

United Dental Care     OraCare DPO               11/21/96    30.5      26.0              NM             32.4

United Dental Care     Kansas City Dental Care   11/21/96    12.5      60.0*             25.9*          11.9

United Dental Care     UICI Dental Companies     11/21/96    14.4      29.5               6.1           11.6

Safeguard Health       Advantage Dental
  Enterprises, Inc.    HealthPlans, Inc.         5/13/97      9.0        NM               7.2            9.0

Protective Life Corp.  United Dental Care        Pending    175.0        NM               1.4          184.4


                                                           -------------------------------------------------
                                                           AVERAGE    20.8X               5.8X
                                                           MEDIAN     20.8X               7.3X
                                                           -------------------------------------------------

                                                       Adjusted Purchase Price as a Multiple of
                                                   ------------------------------------------------
                                                                           LTM               LTM
                                                       LTM            Op. Cash Flow      Op. Income
Acquiror               Target                      Revenues [2]          (EBITDA)          (EBIT)
--------               ------                      ------------        ------------      ----------
CompDent Corporation   DentiCare/UniLife               0.57*                7.9*             9.6*

CompDent Corporation   CompDent                        0.89                 9.6             11.4

Protective Life Corp.  National Health Care            1.45                 9.6             10.2
                       Systems of Florida

United Dental Care     Int'l. Dental Health Inc.       0.29*               10.8             13.7

United Dental Care     U.S. Dental                     0.84                 7.8              8.4

CompDent Corporation   Texas Dental Plans              2.52*                8.4              8.9

United Dental Care     Associated Health Plans         1.03                27.9*            42.1*

Protective Life        Dental Care of Oklahoma         1.30                 8.4              9.8

CompDent Corporation   Dental Care Plus                1.59                 9.0              9.8

United Dental Care     OraCare DPO                     2.82*               14.0             14.7

United Dental Care     Kansas City Dental Care         1.33                30.2*            32.3*

United Dental Care     UICI Dental Companies           0.69                15.4             17.7

Safeguard Health       Advantage Dental
  Enterprises, Inc.    HealthPlans, Inc.               1.70                NA               15.3

Protective Life Corp.  United Dental Care              1.06                16.5             30.1*

                                       ----------------------------------------------------------
                                       AVERAGE         1.13X               10.7X            11.8X
                                       MEDIAN          1.18X                9.6X            12.6X
                                       ----------------------------------------------------------

----------------------------------------------------
[1] Adjusted purchase price equals equity value plus assumed debt minus acquired cash.
[2] Excludes investment income.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE HISTORICAL ACQUISITION MULTIPLES (DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      Selected Relevant Transaction Multiples
                                                      ---------------------------------------
                                                      Price/
                          Goldcap                      LTM                             Price/
Valuation Parameter        Value                       EPS                              Book
-------------------      --------                     ------                           ------

LTM Net Income [2]       $10,476 [3,4]                20.8 x

6/30/98 Book Value       $65,373                                                       5.8  x
                                                      ----------------------------------------

----------------------------------------------------------------------------------------------

                         ---------------------------------
                         Implied                Implied
                          Equity             Equity Value
Valuation Parameter       Value              Per Share [1]
-------------------      -------             -------------

LTM Net Income [2]       $217,627               $21.52

6/30/98 Book Value       $378,013 *             $37.58 *


----------------------------------------------------------------------------------------------

                                      ------------------------------------------------
                                          Selected Relevant Transaction Multiples                                   Less
                                      ------------------------------------------------    Implied                 PV of DHDC
                         Goldcap      Firm Value /       Firm Value /     Firm Value /      Firm       Less        Deferred
Valuation Parameter       Value        Revenues             EBIT            EBITDA         Value    Net Debt [1]  Liabilities
-------------------      --------     ------------       ------------     ------------    -------   ------------  -----------

LTM Revenues [2]         $168,696        1.13    x                                        $191,107    $44,507       $21,049

LTM Operating Income [2] $ 21,484 [3]                      11.8   x                       $252,963    $44,507       $21,049

LTM EBITDA [2]           $ 27,397 [3]                                       10.7    x     $292,500    $44,507       $21,049
                                      -----------------------------------------------


                          Implied                Implied
                          Equity             Equity Value
Valuation Parameter       Value              Per Share [1]
-------------------      --------            -------------
LTM Revenues [2]         $125,551               $12.42

LTM Operating Income [2] $187,407               $18.53

LTM EBITDA [2]           $226,944               $22.44
======================================================

------------------------------------------------------
MEAN EQUITY VALUE        $189,382               $18.73
MEDIAN EQUITY VALUE      $217,627               $21.52
======================================================


-------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended June 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges ($64.8 million after-tax).
[4] Assumes 38% tax rate on excluded one-time charges.

PROJECT GOLDCAP
DENTAL MANAGED CARE FORWARD ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)

                                                                                       Adjusted Purchase Price as a Multiple of
                                                                                      -----------------------------------------
                                                                Equity     Adjusted                                   Projected
                                                     Date      Purchase    Purchase    Projected       Projected     Op. Income
Acquiror                  Target                   Completed    Price      Price [1]  Revenues [2]      (EBITDA)       (EBIT)
--------                  ------                   ---------   --------    ---------  ------------     ---------     ----------

CompDent Corporation      DentiCare/UniLife            12/94     $17.6       $15.8        0.49 x*        5.8 x          6.2 x

CompDent Corporation      CompDent                    7/5/95      33.0        28.6        0.76           8.1            9.7

Protective Life Corp.     National Health Care       3/21/95      38.3        32.3        1.22            NA            8.3
                          Systems of Florida

CompDent Corporation      Texas Dental Plans          1/8/96      23.0        22.4        2.01 *         7.1            7.4

United Dental Care        Kansas City Dental Care   11/21/96      12.5        11.9        1.24           7.0            7.5

                                                                -------------------------------------------------------------
                                                                AVERAGE                   1.07   x       7.0  x         7.8 x
                                                                MEDIAN                    1.23   x       7.0  x         7.5 x
                                                                =============================================================



---------------------------------------------
[1] Adjusted purchase price equals equity value plus assumed debt minus acquired cash.
[2] Excludes investment income.

PROJECT GOLDCAP

IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE FORWARD ACQUISITION MULTIPLES (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                                   ----------------------------------------
                                    Selected Relevant Transaction Multiples                          Less
                                   ----------------------------------------  Implied               PV of DHDC  IMPLIED  IMPLIED
                         Goldcap     Firm Value/ Firm Value/ Firm Value/      Firm     Less         Deferred   EQUITY  EQUITY VALUE
Valuation Parameter       Value       Revenues      EBIT       EBITDA         Value   Net Debt[1]  Liabilities  VALUE  PER SHARE [2]
-------------------      -------      --------      ----       ------       --------  -----------  -----------  -----  -------------

Proj. 1998 Revenues     $178,357[3]   1.07 x                                $190,926    $44,507     $21,049    $125,369    $12.40
Proj. 1998 Operating
  Income                $ 21,518[3]                 7.8 x                   $168,217    $44,507     $21,049    $102,661    $10.15

Projected 1998 EBITDA   $ 27,413[3]                            7.0 x        $191,248    $44,507     $21,049    $125,692    $12.43

                                                               MEAN EQUITY VALUE                               $117,908    $11.66
                                                               MEDIAN EQUITY VALUE                             $125,369    $12.40

---------------------------------
*-Excluded from mean.
[1] As of June 30, 1998.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] Projections provided by Robinson-Humphrey research.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE FORWARD ACQUISITION MULTIPLES (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------




                                    Selected Relevant Transaction Multiples                            Less
                                    ---------------------------------------   Implied               PV of DHDC IMPLIED   IMPLIED
                            Goldcap    Firm Value/ Firm Value/ Firm Value/     Firm     Less         Deferred  EQUITY  EQUITY VALUE
Valuation Parameter          Value      Revenues      EBIT       EBITDA        Value   Net Debt[1] Liabilities  VALUE  PER SHARE[2]
-------------------         --------    --------      ----       ------      --------  ----------- ----------- ------- ------------
Proj. 1998 Revenues         $175,026[3]    1.07 x                            $187,360   $44,507      $21,049   $121,804  $12.04

Proj. 1998 Operating Income $ 19,834[3]               7.8 x                  $155,052   $44,507      $21,049   $ 89,496  $ 8.85

Projected 1998 EBITDA       $ 25,699[3]                             7.0 x    $179,291   $44,507      $21,049   $113,734  $11.25


                                                                MEAN EQUITY VALUE                              $108,345  $10.71
                                                                MEDIAN EQUITY VALUE                            $113,734  $11.25

-----------------------
* - Excluded from mean.
[1] As of June 30, 1998.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] Projections provided by Goldcap Management.

PROJECT GOLDCAP
PROTECTIVE LIFE/ UNITED DENTAL CARE ACQUISITION MULTIPLES [1,2]

         ACQUISITION            ACQUISITION
            FIRM                  EQUITY
          VALUE (mm)            VALUE (mm)
         ------------          -----------
           $184.4                 $175.0


         Equity Value/ 1997 Net Income:                   29.9 x        Firm Value/ Members: [3]                  $97.06

         Equity Value/ Projected 1998 Net Income:[4]      22.1 x        Firm Value/ 1998 Revenues: [5]              1.01 x

         Equity Value/ Projected 1999 Net Income:[4]      18.3 x        Firm Value/ 1998 EBIT: [5]                  16.6 x

         Equity Value/ Book Value:                        1.42 x        Firm Value/ 1998 EBITDA: [5]                11.0 x

         Firm Value/ 1997 Revenues:                       1.06 x        Firm Value/ 1999 Revenues: [5]              0.89 x

         Firm Value/ 1997 EBIT: [6]                       30.1 x        Firm Value/ 1999 EBIT: [5]                  13.5 x

         Firm Value/ 1997 EBITDA: [6]                     16.5 x        Firm Value/ 1999 EBITDA: [5]                 9.0 x


         Premiums:   1 Day Before Announcement            20.5%
                     1 Week Before Announcement           49.2%
                     4 Weeks Before Announcement          57.4%

--------------------
[1] Protective Life intends to pay $9.31 per share in cash and to swap 0.14465 of its shares for each United Dental share.
[2] The proposed payment does not take into account Protective's recently effected two-for-one stock split.
[3] 1,900,000 members as of December 31, 1997.
[4] 1998 and 1999 estimates from the First Call Research Network as of March 17,
    1998.
[5] Estimates according to BT Alex Brown research as of February 23, 1998.
[6] Excludes $9.6 million in one time charges.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PROTECTIVE LIFE/ UNITED DENTAL CARE HISTORICAL ACQUISITION MULTIPLES
-------------------------------------------------------------------------------
(DOLLARS AND MEMBERS IN THOUSANDS)


                                              Selected Relevant Transaction Multiples
                                              ---------------------------------------
                                                  Price/
                      Goldcap                     LTM                  Price/
Valuation Parameter    Value                      EPS                  Book
------------------   --------                     ---                  ----
LTM Net Income [5]    $10,476 [3,4]                  29.x

6/30/98 Book Value    $65,373                                             1.4 x
                                              ---------------------------------------


                                        ---------------------------------------------------
                                             Selected Relevant Transaction Multiples
                                        ---------------------------------------------------                                Less
                          Goldcap       Firm Value/  Firm Value/  Firm Value/   Firm Value/  Implied                    PV of DHDC
Valuation Parameter        Value         Revenues       EBIT        EBITDA       Members       Firm         Less         Deferred
-------------------      --------       ----------   -----------  -----------   -----------   Value      Net Debt [5]   Liabilities
                                                                                            ----------   ------------   -----------
LTM Revenues [2]         $168,696         1.06 x                                             $178,048      $44,507        $21,049

LTM Operating Income [2] $ 21,484 [3]                  30.1 x                                $645,900      $44,507        $21,049

LTM EBITDA [2]           $ 27,397 [3]                                16.5 x                  $451,759      $44,507        $21,049

Members [5]                 2,141                                               $97.06 x     $207,783      $44,507        $21,049
                                        ------------------------------------------------


                                                                        TRANSACTION PREMIUMS
                                                               ------------------------------------------
                                                               1 DAY PRIOR  1 WEEK PRIOR    4 WEEKS PRIOR
                                                               -----------  ------------    -------------
Goldcap Stock Price 1 day prior to announcement [6]      $13.25       20.5%
Goldcap Stock Price 1 week prior to announcement [6]      13.38                     49.2%
Goldcap Stock Price 4 weeks prior to announcement [6]     14.75                                      57.4%


---------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended June 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges.
[4] Assumes 38% tax rate on excluded one-time charges.
[5] As of June 30, 1998.
[6] Assumes announcement after the market close on July 27, 1998.



                                                                                                              IMPLIED    IMPLIED
                                                                                                              EQUITY   EQUITY VALUE
Valuation Parameter                                                                                            VALUE   PER SHARE [1]
------------------                                                                                            -------  -------------
LTM Net Income [5]                                                                                            $313,095       $30.96

6/30/98 Book Value                                                                                            $ 92,957       $ 9.19


Valuation Parameter
-------------------

LTM Revenues [2]                                                                                              $112,492       $11.12
                                                                                                              $580,344*      $57.39*
LTM Operating Income [2]                                                                                      $386,203       $38.19
                                                                                                              $142,227       $14.06
LTM EBITDA [2]

Members [5]



Goldcap Stock Price 1 day prior to announcement [6]                                                           $161,450       $15.97
Goldcap Stock Price 1 week prior to announcement [6]                                                          $201,777       $19.95
Goldcap Stock Price 4 weeks prior to announcement [6]                                                         $234,820       $23.22

                                                                  -----------------------------------------------------------------
                                                                  MEAN EQUITY VALUE                           $205,628       $20.33
                                                                  MEDIAN EQUITY VALUE                         $201,777       $19.95
                                                                  -----------------------------------------------------------------

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PROTECTIVE LIFE/ UNITED DENTAL CARE FORWARD ACQUISITION MULTIPLES
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                             GOLDCAP          CURRENT YEAR        FORWARD YEAR
   VALUATION PARAMETER                        VALUE           P/E MULTIPLE        P/E MULTIPLE
   -------------------                       --------         ------------        ------------
Projected Cal. 1998 Net Income Per              $1.06 [2]             22.1 x

Projected Cal. 1999 Net Income Per              $1.20 [2]                                 18.3 x



                                     -----------------------------------------------------------------------------------------------
                                                                SELECTED RELEVANT TRANSACTION MULTIPLES
                                     -----------------------------------------------------------------------------------------------
                                       GOLDCAP     FIRM VALUE/    FIRM VALUE/   FIRM VALUE/   FIRM VALUE/   FIRM VALUE/  FIRM VALUE/
   VALUATION PARAMETER                  VALUE     1998 REVENUE   1999 REVENUES   1998 EBIT     1999 EBIT    1998 EBITDA  1999 EBITDA
   -------------------               -----------  ------------   -------------  -----------   -----------   -----------  -----------
Projected Cal. 1998 Revenues         $178,357[2]         1.01 x
Projected Cal. 1999 Revenues         $195,492[2]                         0.89 x

Projected Cal. 1998 Operating Income $21,518 [2]                                       16.6x
Projected Cal. 1999 Operating Income $24,056 [2]                                                    13.5 x

Projected Cal. 1998 EBITDA           $27,413 [2]                                                                  11.0 x
Projected Cal. 1999 EBITDA           $30,309 [2]                                                                               9.0 x
------------------------------------------------------------------------------------------------------------------------------------


                                                        PREMIUM PRIOR TO ANNOUNCEMENT DATE
                                       GOLDCAP      --------------------------------------------
   VALUATION PARAMETER                  VALUE       1 DAY PRIOR    1 WEEK PRIOR    4 WEEKS PRIOR
   -------------------                --------      -----------    ------------    -------------
Stock Price 1 Day Prior [4]             $13.25             20.5%
Stock Price 1 Week Prior [4]             13.38                             49.2%
Stock Price 4 Weeks Prior [4]            14.75                                              57.4%


----------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Robinson-Humphrey Research.
[3] As of June 30, 1998.
[4] Assumes announcement after the market close on July 27, 1998.



                                                                                               IMPLIED       IMPLIED
                                                                                                EQUITY     EQUITY VALUE
   VALUATION PARAMETER                                                                          VALUE      PER SHARE [1]
   -------------------                                                                         --------    -------------
Projected Cal. 1998 Net Income Per                                                             $236,636        $23.40

Projected Cal. 1999 Net Income Per                                                             $222,399        $21.99


                                                                               LESS
                                               IMPLIED                       PV OF DHDC
                                                FIRM           LESS           DEFERRED
   VALUATION PARAMETER                          VALUE      NET DEBT [3]     LIABILITIES
   -------------------                         --------    ------------     -----------
Projected Cal. 1998 Revenues                   $180,599        $44,507          $21,049        $115,043        $11.38
Projected Cal. 1999 Revenues                   $174,258        $44,507          $21,049        $108,702        $10.75

Projected Cal. 1998 Operating Income           $357,021        $44,507          $21,049        $291,465        $28.82
Projected Cal. 1999 Operating Income           $324,401        $44,507          $21,049        $258,845        $25.60

Projected Cal. 1998 EBITDA                     $301,420        $44,507          $21,049        $235,864        $23.32
Projected Cal. 1999 EBITDA                     $273,423        $44,507          $21,049        $207,867        $20.56



   VALUATION PARAMETER
   -------------------
Stock Price 1 Day Prior [4]                                                                    $161,450        $15.97
Stock Price 1 Week Prior [4]                                                                   $201,777        $19.95
Stock Price 4 Weeks Prior [4]                                                                  $234,820        $23.22

                                   ----------------------------------------------------------------------------------
                                   MEAN EQUITY VALUE                                           $206,806        $20.45
                                   MEDIAN EQUITY VALUE                                         $222,399        $21.99
                                   ----------------------------------------------------------------------------------

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PROTECTIVE LIFE/ UNITED DENTAL CARE FORWARD ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                                               IMPLIED        IMPLIED
                                           GOLDCAP      CURRENT YEAR     FORWARD YEAR          EQUITY       EQUITY VALUE
         VALUATION PARAMETER                VALUE       P/E MULTIPLE     P/E MULTIPLE          VALUE        PER SHARE [1]
----------------------------------------   --------     ------------     ------------          -------      -------------
Projected Cal. 1998 Net Income Per Share   $0.94 [2]            22.1 x                         $209,167          $20.68

Projected Cal. 1999 Net Income Per Share   $1.27 [2]                             18.3 x        $235,492          $23.29


                                      ---------------------------------------------------------------------------------------------
                                                                 SELECTED RELEVANT TRANSACTION MULTIPLES
                                      ---------------------------------------------------------------------------------------------
                                      GOLDCAP       FIRM VALUE/    FIRM VALUE/   FIRM VALUE/  FIRM VALUE/  FIRM VALUE/  FIRM VALUE/
         VALUATION PARAMETER           VALUE       1998 REVENUES  1999 REVENUES  1998 EBIT    1999 EBIT    1998 EBITDA  1998 EBITDA
------------------------------------  --------     -------------  -------------  -----------  -----------  -----------  -----------
Projected Cal. 1998 Revenues          $175,026 [2]        1.01 x
Projected Cal. 1999 Revenues          $190,938 [2]                       0.89 x

Projected Cal. 1998 Operating Income  $ 19,834 [2]                                    16.6 x
Projected Cal. 1999 Operating Income  $ 26,884 [2]                                                 13.5 x

Projected Cal. 1998 EBITDA            $ 25,699 [2]                                                              11.0 x
Projected Cal. 1999 EBITDA            $ 31,097 [2]                                                                            9.0 x
                                      ---------------------------------------------------------------------------------------------



                                                                   LESS
                                      IMPLIED                   PV OF DHDC        IMPLIED       IMPLIED
                                       FIRM          LESS        DEFERRED          EQUITY     EQUITY VALUE
         VALUATION PARAMETER           VALUE     NET DEBT [3]   LIABILITIES        VALUE      PER SHARE [1]
------------------------------------  --------   ------------   -----------       -------     -------------
Projected Cal. 1998 Revenues          $177,226    $44,507           $21,049       $111,670       $11.04
Projected Cal. 1999 Revenues          $170,199    $44,507           $21,049       $104,642       $10.35

Projected Cal. 1998 Operating Income  $329,081    $44,507           $21,049       $263,524       $26.06
Projected Cal. 1999 Operating Income  $362,538    $44,507           $21,049       $296,982       $29.37

Projected Cal. 1998 EBITDA            $282,574    $44,507           $21,049       $217,018       $21.46
Projected Cal. 1999 EBITDA            $280,532    $44,507           $21,049       $214,976       $21.26

                                          ------------------------------------------
                                              PREMIUM PRIOR TO ANNOUNCEMENT DATE           IMPLIED      IMPLIED
                                GOLDCAP   ------------------------------------------        EQUITY    EQUITY VALUE
    VALUATION PARAMETER          VALUE    1 DAY PRIOR   1 WEEK PRIOR   4 WEEKS PRIOR        VALUE     PER SHARE [1]
-----------------------------   -------   -----------   ------------   -------------       -------    -------------
Stock Price 1 Day Prior [4]      $13.25          20.5%                                     $161,450      $15.97
Stock Price 1 Week Prior [4]      13.38                         49.2%                      $201,777      $19.95
Stock Price 4 Weeks Prior [4]     14.75                                         57.4%      $234,820      $23.22

          ---------------------------------------------------------------------------------------------------------
          MEAN EQUITY VALUE                                                                $204,683      $20.24
          MEDIAN EQUITY VALUE                                                              $214,976      $21.26
          ---------------------------------------------------------------------------------------------------------

---------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Goldcap management.
[3] As of June 30, 1998.
[4] Assumes announcement after the market close on July 27, 1998.

PROJECT GOLDCAP
DENTAL PRACTICE MANAGEMENT COMPANY ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)




                                                                                           Purchase Price as a Multiple of
                                                                              Equity       -------------------------------  Adjusted
                                                                    Date     Purchase           LTM          Latest Date    Purchase
Acquiror                        Target                           Completed     Price         Net Income       Book Value   Price [1]
--------                        ------                           ---------   ---------       ----------      -----------   ---------

Gentle Dental Services Corp.    Pinehurst Dental Clinic             7/95        $0.6            NM x              NM x        $0.7

Gentle Dental Services Corp.    Scott Campbell, DDS, PS             9/95 [1]     0.6            NM              23.1           0.6

Coast Dental                    Volusia (Richard J. Shawn, DDS)     4/96         1.8            NM                NA           1.8

Castle Dental Centers           1st Dental Care                     5/96         6.0          39.5                NM           7.1

Castle Dental Centers           Mid-South Dental Centers            5/96         4.8            NM              36.4*          5.3

Birner Dental Management        Family Dental Group                 6/96         3.3            NM                NA           3.3

Castle Dental Centers           Horizon Dental Centers              8/96         3.2          36.0                NM           4.3

Monarch Dental                  Midwest Dental                      8/96        10.9         157.0*             10.7          12.4

Coast Dental                    Seminole                           11/96         2.5            NA               8.0           2.3

Dentalco, Inc.                  Nanston, Inc.                       1/97        20.8            NM              12.8          23.9

Dentalco, Inc.                  The Dental Center, Inc.             2/97         4.0            NM             132.0*          4.2

Dentalco, Inc.                  Modern Dental                       5/97         9.6          29.3                NM          13.4

Castle Dental Centers           SW Dental                           8/97         6.8          18.3              44.8*          6.4

Birner Dental Management        Gentle Dental & Affiliate           9/97         3.5          14.2               6.3           3.3

                                                                              AVERAGE         27.5 X            12.2 X
                                                                              MEDIAN          32.6 X            18.0 X


                                 Adjusted Purchase Price as a Multiple of
                                 ----------------------------------------

                                                    LTM           LTM
                                        LTM     Op. Cash Flow  Op. Income
Acquiror                           Revenues [2]   (EBITDA)       (EBIT)
--------                           ------------   --------       ------

Gentle Dental Services Corp.            0.90x       9.0x        15.1x

Gentle Dental Services Corp.            0.90         NM           NM

Coast Dental                            0.62         NM           NM

Castle Dental Centers                   1.10       10.5         16.1

Castle Dental Centers                   0.98       33.4*          NM

Birner Dental Management                0.69         NM           NM

Castle Dental Centers                   0.79       22.6*        22.8*

Monarch Dental                          0.81       19.7         74.7*

Coast Dental                            0.69        5.3          5.3

Dentalco, Inc.                          1.13       28.2*       182.7*

Dentalco, Inc.                          0.99       83.4*          NM

Dentalco, Inc.                          0.91       12.3         19.7

Castle Dental Centers                   1.21        8.6         10.1

Birner Dental Management                0.67        6.9          8.3


                                        0.89 X     10.3 X       12.4 X
                                        0.90 X     12.3 X       16.1 X



-----------------------------------------------------------------------
[1] Adjusted purchase price equals equity value plus assumed debt minus acquired cash.
[2] Excludes investment income.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT ACQUISITION MULTIPLES
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

BENEFITS COMPANY

                                      AVERAGE DENTAL MANAGED CARE
                                         ACQUISITION MULTIPLES
                                     ----------------------------     IMPLIED                  PV OF DHDC    IMPLIED     IMPLIED
                      Benefits        FIRM VALUE /    FIRM VALUE /     FIRM        LESS         DEFERRED     EQUITY     EQUITY VALUE
Valuation Parameter    Value          LTM REVENUES     LTM EBITDA      VALUE    NET DEBT [1]   LIABILITIES    VALUE    PER SHARE [2]
-------------------   --------        ------------    -----------     ------    ------------   -----------   -------   -------------

LTM Revenues [3]      $150,468           1.13 x                        $170,458   $44,507        $21,049     $104,902      $10.37

LTM EBITDA [3]        $ 25,850 [4]                        10.7 x       $275,983   $44,507        $21,049     $210,427      $20.81
                                                                                                             =======================
                                                                       -------------------------------------------------------------
                                                                       MEAN EQUITY VALUE                     $157,665      $15.59
                                                                       MEDIAN EQUITY VALUE                   $157,665      $15.59
                                                                       =============================================================

DHMI

                                  AVERAGE DENTAL PRACTICE MANAGEMENT
                                         ACQUISITION MULTIPLES                                    LESS
                                  ----------------------------------   IMPLIED                  PV OF DHDC    IMPLIED     IMPLIED
                      DHMI         FIRM VALUE /        FIRM VALUE /     FIRM        LESS         DEFERRED     EQUITY   EQUITY VALUE
Valuation Parameter   Value        LTM REVENUES         LTM EBITDA      VALUE    NET DEBT [1]   LIABILITIES    VALUE   PER SHARE [2]
-------------------   -----        ------------        -----------     ------    ------------   -----------   ------   -------------

LTM Revenues [3]      $18,228         0.89 x                            $16,146       $0             $0      $ 16,146     $ 1.60

LTM EBITDA [3]        $ 1,547 [4]                         10.3 x        $15,972       $0             $0      $ 15,972     $ 1.58
                                                                                                               ====================
                                                                        -----------------------------------------------------------
                                                                        MEAN EQUITY VALUE                      $ 16,059  $ 1.59
                                                                        MEDIAN EQUITY VALUE                    $ 16,059  $ 1.59
                                                                        ===========================================================

                                                                        -----------------------------------------------------------
                                                                        SUM OF MEANS                           $173,724  $17.18
                                                                        SUM OF MEDIANS                         $173,724  $17.18
                                                                        ===========================================================

-----------------------------------------------------------
* - Excluded from mean.
[1] As of June 30, 1998.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] LTM ended June 30, 1998.
[4] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges.

PROJECT GOLDCAP
SELECTED MERGER AND ACQUISITION TRANSACTIONS IN THE HMO INDUSTRY

(DOLLARS IN MILLIONS)


                                                                                               Equity Value as Multiple of
                                                                                       Equity  ---------------------------
                                                                             Date     Purchase     LTM       Latest Date     Firm
Acquiror                          Target                                  Completed     Price   Net Income   Book Value    Value [1]
--------                          ------                                  ---------     -----   ----------   ----------    ---------
WellPoint Health Networks, Inc.   Cerulean Companies, Inc.                  Pending   $  500.0     148.6 *       2.5 x     $  500.0
United HealthCare Corp.           Humana Inc.                               Pending    5,450.0      70.1 *       3.4        6,300.0
Foundation Health Corp.           Physicians Health Services               01/02/98      166.2        NM         1.7          166.2
Humana, Inc.                      Physician Corp. of America               09/09/97      271.8        NM          NM          403.7
CRA Managed Care                  Occusystems                              09/02/97      683.4      47.0 *       4.8          782.5
Humana, Inc.                      ChoiceCare                                Pending      250.0        NA          NA          250.0
CIGNA Corporation                 Healthsource Inc.                        08/01/97    1,392.1      47.5 *       3.6        1,639.4
Foundation Health Corp.           Health Systems International, Inc.       04/01/97    2,200.0      21.2         6.3        2,565.0
WellPoint Health Networks, Inc.   GBO Operations of John Hancock           03/01/97       86.7      17.7          NM           86.7
PacifiCare Health Systems Inc.    FHP International Corp.                  02/14/97    2,100.0      49.9 *       1.8        2,219.3
Forstmann Little & Co.            Community Health Systems Inc.            07/23/96    1,078.2      28.4         4.3        1,276.3
Merck-Medco Managed Care Inc.     SysteMed Inc.                            07/22/96       67.0      40.4 *       1.8           73.3
Aetna Life & Casualty             U.S. Healthcare, Inc.                    07/19/96    8,900.0      23.4         9.2 *      8,900.0
United HealthCare Corp.           HealthWise of America, Inc.              04/12/96      290.0      33.6         8.3          256.0
United HealthCare Corp.           Physicians Health Plan, Inc. [2]         04/01/96      139.0      19.7         5.3          139.0
Foundation Health Corp.           Managed Health Network                   03/08/96       45.0        NM         9.3 *         46.6
Healthsource, Inc.                Central Mass. Health Care                02/06/96       46.5        NA          NA           46.5
Humana, Inc.                      Emphesys Financial Group, Inc.           10/13/95      639.9      10.4         1.8          649.0
United HealthCare Corp.           MetraHealth Companies [3]                10/03/95    1,650.0        NA          NA        1,650.0
Coventry Corp.                    HealthCare USA Inc.                      08/01/95       45.2      37.8        14.5 *         37.2
Value Health, Inc.                Diagnostek, Inc.                         07/28/95      450.0      37.0         2.3          455.7
Healthsource, Inc.                Provident Life & Accident Ins.           06/01/95      231.0      27.7         1.2 *        225.5
United HealthCare Corp.           Gencare Health systems                   01/03/95      515.4      27.1         6.6          443.4
Humana, Inc.                      CareNetwork, Inc.                        12/20/94      120.2        NM         8.4 *        101.1
Coventry Corp.                    Southern Health Management [4]           12/01/94       71.6      22.0         6.1           69.6
Foundation Health Corp.           Intergroup Healthcare                    11/01/94      255.7      12.2         2.9          244.5
FHP International Corp.           TakeCare, Inc.                           06/17/94    1,019.8      33.0         4.3          916.3
United HealthCare Corp.           Complete Health Services, Inc.           05/31/94      242.4      69.0 *      24.2 *        183.8
United HealthCare Corp.           Ramsay-HMO, Inc.                         05/31/94      537.9      33.7         4.1          438.2
Value Health, Inc.                Preferred Health Care Ltd.               12/14/93      382.2      47.5 *       6.7          374.0
Physician Corp. of America        Family Health Systems Inc.               12/10/93       44.0      27.5         5.7           44.0
TakeCare Inc.                     Comprecare Inc.                          09/09/93       85.7      25.8         5.6          101.1
United HealthCare Corp.           HMO America Inc.                         08/31/93      388.9      31.1         5.7          331.4
Healthsource, Inc.                Physician Health Systems, Inc.           03/31/93       34.9       9.7 *       3.3           35.0

                                                                                       AVERAGE      26.1 x       4.3 x
                                                                                       MEDIAN       31.1 x       4.8 x



                                                                                Firm Value as Multiple of
                                                                                -------------------------
                                                                                  LTM       LTM     LTM
Acquiror                              Target                                    Revenues   EBITDA   EBIT
--------                              ------                                    --------   ------   ----
WellPoint Health Networks, Inc.       Cerulean Companies, Inc.                   0.31 *    46.0 *     NM x
United HealthCare Corp.               Humana Inc.                                0.75      25.3     44.7 *
Foundation Health Corp.               Physicians Health Services                 0.30 *      NM       NM
Humana, Inc.                          Physician Corp. of America                 0.29 *      NM       NM
CRA Managed Care                      Occusystems                                4.17 *    22.8     29.9
Humana, Inc.                          ChoiceCare                                 0.84        NA       NA
CIGNA Corporation                     Healthsource Inc.                          0.96      16.4     26.7
Foundation Health Corp.               Health Systems International, Inc.         0.82      10.0     12.5
WellPoint Health Networks, Inc.       GBO Operations of John Hancock             0.13 *      NA     11.5
PacifiCare Health Systems Inc.        FHP International Corp.                    0.51       8.4     11.5
Forstmann Little & Co.                Community Health Systems Inc.              1.48      11.2     16.3
Merck-Medco Managed Care Inc.         SysteMed Inc.                              0.50      14.4     25.0
Aetna Life & Casualty                 U.S. Healthcare, Inc.                      2.37      13.4     14.2
United HealthCare Corp.               HealthWise of America, Inc.                1.23      15.9     17.1
United HealthCare Corp.               Physicians Health Plan, Inc. [2]           0.93      14.6     17.2
Foundation Health Corp.               Managed Health Network                     1.79      28.0 *   53.8 *
Healthsource, Inc.                    Central Mass. Health Care                    NA        NA       NA
Humana, Inc.                          Emphesys Financial Group, Inc.             0.41 *     5.9      6.4
United HealthCare Corp.               MetraHealth Companies [3]                  0.42 *      NA       NA
Coventry Corp.                        HealthCare USA Inc.                        1.38      27.4 *   32.1 *
Value Health, Inc.                    Diagnostek, Inc.                           0.66      19.3     25.9
Healthsource, Inc.                    Provident Life & Accident Ins.             0.95       7.6     17.7
United HealthCare Corp.               Gencare Health systems                     1.92      15.7     16.8
Humana, Inc.                          CareNetwork, Inc.                          0.70      57.1 *     NM
Coventry Corp.                        Southern Health Management [4]             1.20      12.7     13.6
Foundation Health Corp.               Intergroup Healthcare                      0.52       6.4      7.1
FHP International Corp.               TakeCare, Inc.                             1.09      13.4     14.8
United HealthCare Corp.               Complete Health Services, Inc.             0.63      19.9     22.8
United HealthCare Corp.               Ramsay-HMO, Inc.                           1.26      14.7     17.2
Value Health, Inc.                    Preferred Health Care Ltd.                 4.76 *    27.5 *   36.3 *
Physician Corp. of America            Family Health Systems Inc.                 0.59      14.7     17.2
TakeCare Inc.                         Comprecare Inc.                            0.41 *     6.8     17.1
United HealthCare Corp.               HMO America Inc.                           0.94      16.8     16.8
Healthsource, Inc.                    Physician Health Systems, Inc.             1.06       6.5      6.9

         AVERAGE                                                                 1.04 x    13.6 x   16.6 x
         MEDIAN                                                                  0.84 x    14.7 x   17.1 x

---------------------------------------
* Excluded from average.
NA - Not Available
NM - Not Meaningful
[1] Firm value equals equity value plus debt less cash.
[2] LTM financials for Physicians Health Plan reflect annualized third quarter numbers.
[3] Does not include $525 million in potential earn-out payments.
[4] Data for Coventry/Southern Health merger taken from Securities Data Company.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING HMO HISTORICAL ACQUISITION MULTIPLES
(DOLLARS IN THOUSANDS)


                                        Selected Relevant Transaction Multiples
                                        ---------------------------------------
                                                   Price/                                                     IMPLIED     IMPLIED
                     Goldcap                        LTM          Price/                                        EQUITY   EQUITY VALUE
Valuation Parameter   Value                         EPS           Book                                         VALUE   PER SHARE [1]
-------------------  -------                        ---           ----                                         -----   -------------
LTM Income [2]       $ 10,476 [3,4]                 26.1 x                                                    $273,027     $27.00

6/30/98 Book Value   $ 65,373                                     4.3 x                                       $281,559     $27.84


------------------------------------------------------------------------------------------------------------

                                   Selected Relevant Transaction Multiples                          Less
                                  ---------------------------------------- Implied                PV of DHDC
                     Goldcap      Firm Value /  Firm Value /  Firm Value /  Firm        Less      Deferred
Valuation Parameter   Value         Revenues     Op. Income      EBITDA     Value   Net Debt [5] Liabilities
-------------------  -------        --------     ----------      ------     -----   ------------ -----------
                                                                           <C.
LTM Revenues [2]     $168,696        1.04 x                                $176,046    $44,507      $21,049   $110,490     $10.93

LTM Operating
  Income [2]         $ 21,484 [3]                   16.6 x                 $356,995    $44,507      $21,049   $291,438     $28.82

LTM EBITDA [2]       $ 27,397 [3]                                13.6 x    $372,431    $44,507      $21,049   $306,875     $30.35


                                                      MEAN EQUITY VALUE                                       $252,678     $24.99
                                                      MEDIAN EQUITY VALUE                                     $281,559     $27.84


---------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] LTM ended June 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one-time charges.
[4] Assumes 38% tax rate on one-time charges.
[5] As of June 30, 1998.

PROJECT GOLDCAP
SELECTED MERGER AND ACQUISITION FORWARD MULTIPLES AND TRANSACTION PREMIUMS FOR DEALS IN THE HMO INDUSTRY


                                                                                        VALUE OF   PRICE
  DATE        DATE                                                                    TRANSACTION   PER   CURRENT YEAR  FORWARD YEAR
ANNOUNCED  EFFECTIVE  TARGET                          ACQUIROR                           ($MM)     SHARE    P/E RATIO     P/E RATIO
---------  ---------  ------                          --------                           -----     -----    ---------     ---------
 05/28/98  Pending    Humana, Inc.                    United HealthCare Corp.          $5,538.6    32.06      30.2 x        24.3 x
 06/03/97  09/09/97   Physician Corp. of America      Humana, Inc.                        405.1     7.00      10.9           8.2
 08/05/96  02/14/97   FHP International Corp.         PacifiCare Health Systems, Inc.   2,000.1    33.27      17.4          23.3
 06/10/96  07/22/96   SysteMed, Inc.                  Merck-Medco Managed Care, Inc.       64.8     3.00      21.4           9.1
 06/11/96  07/23/96   Community Health Systems, Inc.  Forstmann Little & Co.            1,080.0    52.00      23.1          19.3
 02/01/96  04/12/96   HealthWise of America, Inc.     United HealthCare Corp.             271.1    40.63      31.7          26.0
 08/10/95  10/13/95   Emphesys Financial Group, Inc.  Humana, Inc.                        642.8    37.50      10.7           9.5
 02/15/94  05/31/94   Ramsay-HMO, Inc.                United HealthCare Corp.             564.9    74.66      35.9 *        29.4 *


                                                      SELECT HMO TRANSACTIONS AVERAGE                         20.8 x        17.1 x
                                                      SELECT HMO TRANSACTIONS MEDIAN                          22.3 x        21.3 x


                                                                                        PREMIUM       PREMIUM       PREMIUM
                                                                                         1 DAY         1 WEEK       4 WEEKS
                                                                                        PRIOR TO      PRIOR TO      PRIOR TO
  DATE        DATE                                                                    ANNOUNCEMENT  ANNOUNCEMENT  ANNOUNCEMENT
ANNOUNCED  EFFECTIVE  TARGET                          ACQUIROR                            DATE          DATE          DATE
---------  ---------  ------                          --------                            ----          ----          ----
 05/28/98  Pending    Humana, Inc.                    United HealthCare Corp.             22.1 %        22.1 %         18.8 %
 06/03/97  09/09/97   Physician Corp. of America      Humana, Inc.                        12.0          12.0           23.1
 08/05/96  02/14/97   FHP International Corp.         PacifiCare Health Systems, Inc.     19.4          27.4           19.1
 06/10/96  07/22/96   SysteMed, Inc.                  Merck-Medco Managed Care, Inc.      (4.0)*         4.3 *          9.1 *
 06/11/96  07/23/96   Community Health Systems, Inc.  Forstmann Little & Co.              20.2          19.9           18.9
 02/01/96  04/12/96   HealthWise of America, Inc.     United HealthCare Corp.             37.5          37.3           34.3
 08/10/95  10/13/95   Emphesys Financial Group, Inc.  Humana, Inc.                        33.0          39.0           37.0
 02/15/94  05/31/94   Ramsay-HMO, Inc.                United HealthCare Corp.             62.7 *        62.7 *         81.0 *


                                                      SELECT HMO TRANSACTIONS AVERAGE     24.0 %        26.3 %         25.2 %
                                                      SELECT HMO TRANSACTIONS MEDIAN      21.2 %        24.8 %         21.1 %



*  Excluded from average    NA - Not Available    NM - Not Meaningful

-------------------------------
Source: Securities Data Company, Inc.

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING M&A FORWARD MULTIPLES AMD TRANSACTION PREMIUMS IN THE HMO INDUSTRY

(DOLLARS IN THOUSANDS)


                                                       CURRENT YEAR  FORWARD YEAR                          IMPLIED       IMPLIED
                                          GOLDCAP      P/E MULTIPLE  P/E MULTIPLE                          EQUITY     EQUITY VALUE
          VALUATION PARAMETER              VALUE       ------------  ------------                           VALUE     PER SHARE [1]
----------------------------------------  -------                                                           -----     -------------
Projected Cal. 1998 Net Income Per Share   $ 1.06 [2]      20.8 x                                          $222,867       $22.04

Projected Cal. 1999 Net Income Per Share   $ 1.20 [2]                    17.1 x                            $207,472       $20.52


                                                          PREMIUM PRIOR TO ANNOUNCEMENT DATE
                                          GOLDCAP      ----------------------------------------
          VALUATION PARAMETER              VALUE       1 DAY PRIOR  1 WEEK PRIOR  4 WEEKS PRIOR
----------------------------------------  -------      -----------  ------------  -------------
Stock Price 1 Day Prior [3]                $13.25          24.0 %                                          $166,205       $16.44
Stock Price 1 Week Prior [3]                13.38                        26.3 %                            $170,794       $16.89
Stock Price 4 Weeks Prior [3]               14.75                                       25.2 %             $186,710       $18.46

                                                                             MEAN EQUITY VALUE             $190,810       $18.87
                                                                             MEDIAN EQUITY VALUE           $186,710       $18.46


------------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Robinson-Humphrey Research.
[3] Assumes announcement after the market close on July 27, 1998.

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING M&A FORWARD MULTIPLES AMD TRANSACTION PREMIUMS IN THE HMO INDUSTRY

(DOLLARS IN THOUSANDS)


                                                       CURRENT YEAR  FORWARD YEAR                          IMPLIED       IMPLIED
                                          GOLDCAP      P/E MULTIPLE  P/E MULTIPLE                          EQUITY     EQUITY VALUE
          VALUATION PARAMETER              VALUE       ------------  ------------                           VALUE     PER SHARE [1]
----------------------------------------  -------                                                           -----     -------------
Projected Cal. 1998 Net Income Per Share   $ 0.94 [2]      20.8 x                                          $197,636       $19.54

Projected Cal. 1999 Net Income Per Share   $ 1.27 [2]                    17.1 x                            $219,575       $21.71


                                                          PREMIUM PRIOR TO ANNOUNCEMENT DATE
                                          GOLDCAP      ----------------------------------------
          VALUATION PARAMETER              VALUE       1 DAY PRIOR  1 WEEK PRIOR  4 WEEKS PRIOR
----------------------------------------  -------      -----------  ------------  -------------
Stock Price 1 Day Prior [3]                $13.25          24.0 %                                          $166,205       $16.44
Stock Price 1 Week Prior [3]                13.38                        26.3 %                            $170,794       $16.89
Stock Price 4 Weeks Prior [3]               14.75                                       25.2 %             $186,710       $18.46

                                                                             MEAN EQUITY VALUE             $188,184       $18.61
                                                                             MEDIAN EQUITY VALUE           $186,710       $18.46


------------------------------------------------------
* - Excluded from mean.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Projections provided by Robinson-Humphrey Research.
[3] Assumes announcement after the market close on July 27, 1998.

                SUMMARY OF RECENT MERGER AND ACQUISITION ACTIVITY
                              (DOLLARS IN MILLIONS)



                                                    1992          1993          1994         1995         1996           AVERAGE
                                                  --------      --------      --------     --------     --------         -------
ALL INDUSTRIES:
---------------
Total Number of Net Acquisition Announcements        2,574         2,663         2,997        3,510        5,848
Total Dollar Value Paid [1]                       $ 96,688      $176,400      $226,671     $356,016     $494,962




Average Premium Paid Over Market                      41.0%         38.7%         41.9%        44.7%        36.6%          40.6%
Median Premium Paid Over Market                       34.7%         33.0%         35.0%        29.2%        27.3%          31.8%
Average Price/Earnings Ratio Paid                     22.7 x        24.4 x        24.5 x       23.8 x       26.2 x         24.3 x
Median Price/Earnings Ratio Paid                      18.1 x        20.0 x        20.2 x       19.1 x       20.3 x         19.5 x

                                                    1992          1993          1994         1995         1996           AVERAGE
                                                  --------      --------      --------     --------     --------         -------
HEALTH SERVICES:
----------------
Total Number of Net Acquisition Announcements          205           156           129          179          325
Total Dollar Value Paid [1]                       $  1,686      $ 12,608      $  9,288     $  7,333     $ 15,533




Average Premium Paid Over Market                      37.0%         41.9%         46.5%        32.2%        31.2%          37.8%
Average Price/Earnings Ratio Paid                     20.4 x        31.5 x        28.7 x       24.7 x       27.1 x         26.5 x


----------------------------------------
[1] Includes only transactions with a publicly disclosed purchase price.

Source: Mergerstat Review

                M&A PREMIUMS AND P/E RATIOS OFFERED BY DEAL SIZE
                                   1992 - 1996

I. MEDIAN PERCENT PREMIUM OFFERED

PURCHASE PRICE:                  1992  (BASE)     1993  (BASE)     1994  (BASE)     1995  (BASE)     1996  (BASE)
---------------                 -------------    -------------    -------------    -------------    ------------
$25.0 million or less            33.3%   (35)     32.3%   (38)     42.9%   (45)     42.9%   (53)     32.2%   (39)
$25.0 through $50.0 million      21.6%   (30)     36.7%   (28)     33.9%   (36)     24.4%   (53)     26.4%   (56)
$50.0 through $100.0 million     32.3%   (22)     31.5%   (31)     27.8%   (53)     35.4%   (44)     27.3%   (68)
$100.0 million or more           39.0%   (55)     32.0%   (76)     35.8%  (126)     29.0%  (174)     26.6%  (218)

Cash Consideration               29.6%   (35)     32.5%   (46)     36.8%   (59)     28.4%   (91)     26.7%  (115)

II. MEDIAN P/E RATIO OFFERED

PURCHASE PRICE:                  1992  (BASE)     1993  (BASE)     1994  (BASE)     1995  (BASE)     1996  (BASE)
---------------                 -------------    -------------    -------------    -------------    -------------
$25.0 million or less            15.5    (29)     17.6    (17)     17.5    (23)     17.0    (31)     16.2    (64)
$25.0 through $50.0 million      18.4    (22)     20.3    (18)     20.3    (27)     14.8    (33)     20.3    (53)
$50.0 through $100.0 million     21.1    (17)     18.1    (26)     17.1    (42)     19.2    (38)     20.5    (54)
$100.0 million or more           23.2    (36)     24.2    (66)     21.8   (110)     21.1   (153)     21.3   (186)

Cash Consideration               17.4    (27)     19.9    (32)     23.3    (38)     18.0    (68)     21.1   (106)
Public Companies                 18.1    (89)     19.7   (113)     19.8   (184)     19.4   (239)     21.7   (288)

                      DISTRIBUTION OF M&A PREMIUMS OFFERED
                                   1987 - 1996

                          OVER 20%        OVER 40%       OVER 60%      OVER 80%
YEAR       UNDER 20%    THROUGH 40%     THROUGH 60%    THROUGH 80%   THROUGH 100%   OVER 100%        TOTAL
----       ---------    -----------     -----------    -----------   ------------   ----------       -----
1987        76  32.1%    79   33.3%     49    20.7%    17      7.2%     8    3.4%     8   3.4%    237   100.0%
1988       131  32.0%   124   30.2%     65    15.9%    48     11.7%    16    3.9%    26   6.3%    410   100.0%
1989       109  36.0%    78   25.7%     63    20.8%    25      8.3%     9    3.0%    19   6.3%    303   100.0%
1990        61  34.9%    44   25.1%     34    19.4%    14      8.0%     7    4.0%    15   8.6%    175   100.0%
1991        50  36.5%    42   30.7%     28    20.4%     7      5.1%     4    2.9%     6   4.4%    137   100.0%
1992        42  29.6%    42   29.6%     21    14.8%    19     13.4%    14    9.9%     4   2.8%    142   100.0%
1993        47  27.2%    63   36.4%     34    19.7%    14      8.1%     9    5.2%     6   3.5%    173   100.0%
1994        66  25.4%    89   34.2%     52    20.0%    28     10.8%     7    2.7%    18   6.9%    260   100.0%
1995       106  32.7%   108   33.3%     55    17.0%    22      6.8%     6    1.9%    27   8.3%    324   100.0%
1996       136  35.7%   117   30.7%     70    18.4%    34      8.9%    10    2.6%    14   3.7%    381   100.0%


              DISTRIBUTION OF M&A P/E RATIOS OFFERED
                            1992 - 1996

                         OVER 8.5x      OVER 10.5x     OVER 13.0x    OVER 17.0x
YEAR       UNDER 8.5x  THROUGH 10.5x  THROUGH 13.0x  THROUGH 17.0x  THROUGH 25.0x   OVER 25.0x       TOTAL
----       ----------  -------------  -------------  -------------  -------------   ----------       -----
1992        10   9.6%     2    1.9%     17    16.3%    16    15.4%     26   25.0%    33  31.7%    104   100.0%
1993         5   3.9%     5    3.9%      6     4.7%    27    21.3%     41   32.3%    43  33.9%    127   100.0%
1994        10   5.0%    12    5.9%     16     7.9%    39    19.3%     48   23.8%    77  38.1%    202   100.0%
1995        14   5.5%    14    5.5%     29    11.4%    45    17.6%     68   26.7%    85  33.3%    255   100.0%
1996        29   8.1%    16    4.5%     24     6.7%    60    16.8%     96   26.9%   132  37.0%    357   100.0%

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PREMIUMS FROM M&A TRANSACTIONS IN GENERAL
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS EXCEPT SHARE PRICE)

                                                                             5-YR AVERAGE VALUE
                                                                 -----------------------------------------             IMPLIED
                                                                        PREMIUM 1                           IMPLIED    EQUITY
                                                    GOLDCAP             DAY PRIOR        PRICE / EARNINGS   EQUITY    VALUE PER
              VALUATION PARAMETER                    VALUE           TO ANNOUNCEMENT        RATIO PAID      VALUE     SHARE [1]
----------------------------------------------    -------------  -------------------- -------------------- --------   ----------

Stock Price 1 Day Prior to Announcement [2]          $13.25                40.6%                           $188,366     $18.63

LTM Net Income [3]                                  $10,476 [4,5]                            24.3x          254,776      25.19

                                                                                        AVERAGE            $221,571     $21.91

                                                                             5-YR MEDIAN VALUE
                                                                 -----------------------------------------             IMPLIED
                                                                        PREMIUM 1                           IMPLIED    EQUITY
                                                    GOLDCAP             DAY PRIOR        PRICE / EARNINGS   EQUITY    VALUE PER
              VALUATION PARAMETER                    VALUE           TO ANNOUNCEMENT        RATIO PAID      VALUE     SHARE [1]
----------------------------------------------    -------------  -------------------- -------------------- -------    ----------
Stock Price 1 Day Prior to Announcement [2]          $13.25                31.8%                           $176,655     $17.47

LTM Net Income [3]                                  $10,476 [4,5]                            19.5x          204,701      20.24

                                                                                        AVERAGE            $190,678     $18.86

----------------------------------------------
* Excluded from the unweighted average.
[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Assumes announcement after the market close on July 27, 1998.
[3] LTM ended June 30, 1998.
[4] Excludes $58.9 million goodwill impairment charge and $9.4 million in one time charges.
[5] Assumes 38.0% tax rate on excluded one-time charges.

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PREMIUMS FROM M&A TRANSACTIONS IN THE HEALTH SERVICES INDUSTRY
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS EXCEPT SHARE PRICE)

                                                                           5-YR AVERAGE VALUE
                                                                   ---------------------------------             IMPLIED
                                                                      PREMIUM 1                       IMPLIED     EQUITY
                                                     GOLDCAP          DAY PRIOR     PRICE / EARNINGS   EQUITY    VALUE PER
                VALUATION PARAMETER                   VALUE        TO ANNOUNCEMENT     RATIO PAID       VALUE      SHARE
------------------------------------------------ ----------------  ---------------  ----------------  --------   ---------
Stock Price 1 Day Prior to Announcement [1]           $13.25             37.8%                          $184,588  $18.25

LTM Net Income [2]                                   $10,476 [3,4]                          26.5x        277,404   27.43

                                                                                           AVERAGE      $230,996  $22.84

-------------------------------------------------
* Excluded from the unweighted average.
[1] Assumes announcement after the market close on July 27, 1998.
[2] LTM ended June 30, 1998.
[3] Excludes $58.9 million goodwill impairment charge and $9.4 million in one time charges.
[4] Assumes 38.0% tax rate on excluded one-time charges.

PROJECT GOLDCAP
PREMIUMS ANALYSIS: MERGERS AND ACQUISITIONS BETWEEN $100 AND $300 MILLION
JULY 24, 1997 THROUGH JULY 24, 1998
-------------------------------------------------------------------------------

  DATE            DATE
EFFECTIVE       ANNOUNCED            TARGET NAME                     TARGET BUSINESS DESCRIPTION
-----------     ---------      -----------------------------        -----------------------------
11/12/97        10/03/96       Pittencrieff Communications          Pvd radiotelephone commun svcs
08/04/97        11/14/96       Indiana Federal,Valparaiso,IN        Commercial bank;holding co
08/29/97        02/13/97       Portsmouth Bank Shares,NH            Bank holding company
12/09/97        02/20/97       NHP Inc(Apartment Investment)        Own,op apartment buildings
08/01/97        03/07/97       Micro Bio-Medics Inc                 Whl,mnfr medical equip
08/25/97        03/11/97       First Citizens Financial,MD          Bank holding company
08/29/97        03/24/97       Community Bankshares,NH              Bank holding company
08/05/97        03/24/97       OnTrak Systems Inc                   Mnfrs semiconductor cap equip
10/13/97        04/29/97       SC Bancorp,Anaheim,California        Bank holding co
01/05/98        05/06/97       Physicians Health Services Inc       Own and operate HMO's
12/01/97        05/06/97       Virginia First Finl Corp,VA          Bank holding co
06/03/98        05/07/97       Reliable Life Insurance Co           Insurance company
10/16/97        05/12/97       Dynamics Corp of America             Mnfr electrical appliances
08/26/97        05/13/97       Aurum Software Inc                   Dvlp sales, mktg info software
08/08/97        05/27/97       Alamco Inc                           Oil & gas exploration, prod
08/15/97        06/03/97       Alexander Haagen Properties          Real estate investment trust
07/28/97        06/04/97       Maxis Inc                            Develop educational software
09/12/97        06/09/97       Amrion Inc                           Own,op food stores
08/29/97        06/16/97       Core Industries Inc                  Manufacture electronic equip
09/25/97        06/17/97       Hechinger Co                         Own,op retail home centers
07/24/97        06/17/97       McFarland Energy Inc                 Oil and gas exploration, prodn
07/25/97        06/17/97       Seda Specialty Packaging Corp        Mnfr specialty packaging prods
08/15/97        06/19/97       Advanced Logic Research Inc          Mnfr microcomputer systems
03/05/98        06/19/97       American Greetings Corp              Mnfr greeting cards
10/23/97        06/20/97       Convest Energy Corp                  Oil and gas exploration,prodn
10/23/97        06/20/97       Edisto Resources Corp                Oil and gas exploration,prodn
10/14/97        06/24/97       American Exploration Co              Oil and gas exploration, prodn
09/23/97        07/02/97       American Filtrona Corp               Mnfr bonded fiber
09/26/97        07/03/97       Krystal Co                           Own,op fast food restaurants
11/06/97        07/07/97       Cairn Energy USA Inc                 Oil and gas exploration,prodn
09/30/97        07/08/97       Delchamps Inc                        Own and operate supermarkets
09/23/97        07/09/97       Control Data Systems Inc             Mnfr computers,peripherals
10/02/97        07/15/97       DH Technology Inc                    Mnfr,whl computer printers
10/28/97        07/15/97       Intl Imaging Materials               Mnfr thermal transfer ribbons
02/01/98        07/16/97       ArgentBank,Thibodaux,Louisiana       Commercial bank
11/07/97        07/22/97       Elexsys International Inc            Manufacture circuit boards
12/18/97        07/23/97       Alliance Imaging Inc                 Pvd diagnostic imaging svcs
10/28/97        07/24/97       Astrotech International Corp         Pvd storage tank maintenance
12/01/97        07/25/97       Homegate Hospitality Inc             Own and operate hotels
08/28/97        07/25/97       Imo Industries Inc                   Mnfr industrial controls,pumps
09/24/97        07/31/97       Bucyrus International Inc            Mnfr surface mining machinery
01/27/98        07/31/97       Santa Monica Bank                    Commercial bank
10/23/97        07/31/97       Sterling House Corp                  Own,op nursing homes
11/12/97        08/07/97       1st United Bancorp,FL                Bank holding co
12/22/97        08/08/97       Titan Holdings Inc                   Auto,property,casualty ins co


    DATE          DATE                                                   ACQUIROR SHORT
EFFECTIVE       ANNOUNCED         ACQUIROR NAME                       BUSINESS DESCRIPTION
-----------     ---------    ------------------------------         ----------------------------
11/12/97        10/03/96     Nextel Communications Inc              Pvd cellular telephone svcs
08/04/97        11/14/96     Pinnacle Financial Svcs Inc,MI         Commercial bank;holding co
08/29/97        02/13/97     CFX Corp,Keene,New Hampshire           Savings and loan
12/09/97        02/20/97     Apartment Investment & Mgmt Co         Real estate investment trust
08/01/97        03/07/97     Henry Schein Inc                       Whl med supplies
08/25/97        03/11/97     Provident Bankshares,Maryland          Bank holding company
08/29/97        03/24/97     CFX Corp,Keene,New Hampshire           Savings and loan
08/05/97        03/24/97     Lam Research Corp                      Mnfr equip to mnfr semiconduct
10/13/97        04/29/97     Western Bancorp,California             Bank holding co
01/05/98        05/06/97     Foundation Health Systems Inc          Own,op HMO's; holding company
12/01/97        05/06/97     BB&T Corp,Winston-Salem,NC             Bank holding company
06/03/98        05/07/97     Unitrin Inc                            Insurance company
10/16/97        05/12/97     CTS Corp                               Mnfr electronic components
08/26/97        05/13/97     Baan Co NV                             Develop software
08/08/97        05/27/97     Columbia Natural Resources Inc         Operate natural gas pipeline
08/15/97        06/03/97     Lazard Freres & Co                     Investment bank
07/28/97        06/04/97     Electronic Arts Inc                    Develop,wholesale software
09/12/97        06/09/97     Whole Foods Market Inc                 Own,op natural foods stores
08/29/97        06/16/97     United Dominion Industries Ltd         Mnfr structural metal
09/25/97        06/17/97     Leonard Green & Partners LP            Merchant banking firm
07/24/97        06/17/97     Monterey Resources Inc                 Oil and gas exploration, prodn
07/25/97        06/17/97     CCL Industries Inc                     Mnfr,pvd specialty packaging
08/15/97        06/19/97     Gateway 2000 Inc                       Mnfr personal computers
03/05/98        06/19/97     American Greetings Corp                Mnfr greeting cards
10/23/97        06/20/97     Forcenergy Inc                         Oil,gas exploration and prodn
10/23/97        06/20/97     Forcenergy Inc                         Oil,gas exploration and prodn
10/14/97        06/24/97     Louis Dreyfus Natural Gas              Oil and gas exploration,prodn
09/23/97        07/02/97     Bunzl PLC                              Whl,mnfr paper,constn material
09/26/97        07/03/97     Port Royal Holdings Inc                Investment company
11/06/97        07/07/97     Meridian Resource Corp                 Oil and gas exploration, prodn
09/30/97        07/08/97     Jitney-Jungle Stores of Amer           Own and operate grocery stores
09/23/97        07/09/97     CDSI Holding Corp                      Investment holding company
10/02/97        07/15/97     Axiohm SA                              Mnfr,whl computer printers
10/28/97        07/15/97     Paxar Corp                             Mnfr label systems
02/01/98        07/16/97     Hibernia Corp,New Orleans,LA           Bank holding co
11/07/97        07/22/97     Sanmina Corp                           Mnfr printed circuit boards
12/18/97        07/23/97     Newport Investment LLC                 Investment company
10/28/97        07/24/97     ITEQ Inc                               Mnfr air purification equip
12/01/97        07/25/97     Prime Hospitality Corp                 Own,operate,franchise hotels
08/28/97        07/25/97     Constellation Capital Partners         Investment company
09/24/97        07/31/97     American Industrial Partners           Pvd fund mgmt & fin adv svcs
01/27/98        07/31/97     Western Bancorp,California             Bank holding co
10/23/97        07/31/97     Alternative Living Services            Pvd residential care svcs
11/12/97        08/07/97     Wachovia Corp,Winston-Salem,NC         Bank holding company
12/22/97        08/08/97     USF&G Corp                             Insurance holding company

                                                                PREMIUM
                            VALUE OF    ---------------------------------------------------------
  DATE            DATE     TRANSACTION   1 DAY PRIOR TO      1 WEEK PRIOR TO    4 WEEKS PRIOR TO
EFFECTIVE       ANNOUNCE     ($ MIL)    ANNOUNCEMENT DATE    ANNOUNCEMENT DATE  ANNOUNCEMENT DATE
-----------    ---------   -----------  -----------------    -----------------  -----------------

11/12/97        10/03/96       158.4            9.0                14.4               30.7
08/04/97        11/14/96       120.5           22.2                26.9               17.9
08/29/97        02/13/97       102.2           33.2                38.4               38.4
12/09/97        02/20/97       114.5           28.3                25.2               16.9
08/01/97        03/07/97       136.1           12.2                12.2               10.4
08/25/97        03/11/97       107.8           26.5                42.3               47.3
08/29/97        03/24/97       101.6           63.3                64.1               54.7
08/05/97        03/24/97       217.9           (0.9)                3.0               13.9
10/13/97        04/29/97       105.0           20.0                31.0               37.3
01/05/98        05/06/97       268.2           23.5                27.0               51.7
12/01/97        05/06/97       145.3           77.3                77.3               74.1
06/03/98        05/07/97       261.1           51.1                51.1               52.1
10/16/97        05/12/97       244.6           91.3                94.2              112.7
08/26/97        05/13/97       259.9           33.0                40.4               55.8
08/08/97        05/27/97       102.8            7.7                11.5               16.7
08/15/97        06/03/97       235.0           (0.4)               11.1                3.4
07/28/97        06/04/97       127.5            2.3                 2.3               40.6
09/12/97        06/09/97       152.6            8.1                19.2               47.0
08/29/97        06/16/97       275.2           26.6                37.9               49.3
09/25/97        06/17/97       127.0          (14.3)               (7.7)             (11.1)
07/24/97        06/17/97       111.2           11.6                41.3               44.8
07/25/97        06/17/97       182.6           31.8                36.5               52.6
08/15/97        06/19/97       206.8           29.2                30.5               34.8
03/05/98        06/19/97       158.1            0.0                (0.9)               1.8
10/23/97        06/20/97       102.0           11.1                11.1               18.9
10/23/97        06/20/97       147.7           (6.6)               (6.6)              (0.4)
10/14/97        06/24/97       275.5           13.0                15.0               21.6
09/23/97        07/02/97       183.5            8.8                 2.2                3.4
09/26/97        07/03/97       145.4          132.0               169.8              176.2
11/06/97        07/07/97       233.6           22.3                29.0               26.7
09/30/97        07/08/97       213.6           (2.4)               (0.8)               6.7
09/23/97        07/09/97       273.9           29.1                30.6               35.0
10/02/97        07/15/97       169.5           57.5                56.3               57.5
10/28/97        07/15/97       244.4           67.3                60.2               64.9
02/01/98        07/16/97       171.2           29.8                31.2               39.0
11/07/97        07/22/97       219.9            1.5                (8.6)              40.2
12/18/97        07/23/97       114.2            7.3                 3.5               14.3
10/28/97        07/24/97       116.7           45.7                63.4               78.4
12/01/97        07/25/97       133.2           30.3                33.8               28.6
08/28/97        07/25/97       117.3           18.7                20.0               22.6
09/24/97        07/31/97       193.3           33.3                46.9               71.4
01/27/98        07/31/97       198.2           14.3                17.6               28.7
10/23/97        07/31/97       170.0           30.4                29.5               40.5
11/12/97        08/07/97       182.2            5.7                16.0               27.5
12/22/97        08/08/97       278.1           16.0                19.1               24.9

PROJECT GOLDCAP
PREMIUMS ANALYSIS: MERGERS AND ACQUISITIONS BETWEEN $100 AND $300 MILLION
JULY 24, 1997 THROUGH JULY 24, 1998
-------------------------------------------------------------------------------

  DATE          DATE
EFFECTIVE     ANNOUNCED             TARGET NAME                  TARGET BUSINESS DESCRIPTION
---------    ----------   ------------------------------        ------------------------------
 09/30/97    08/11/97     National Sanitary Supply Co           Sanitary maintenance supplies
 12/30/97    08/11/97     ProNet Inc                            Mnfr pagers;pager leasing svcs
 12/22/97    08/11/97     Vacation Break USA Inc                Real estate development firm
 09/17/97    08/12/97     Isomedix Inc                          Pvd contract sterilization svc
 09/16/97    08/14/97     American Medserve Corp                Wholesale pharmaceuticals
 09/24/97    08/14/97     Talbert Medical Management            Own,op medical,dental clinics
 12/29/97    08/14/97     Tuesday Morning Corp                  Own, operate giftware stores
 12/05/97    08/14/97     Uniforce Services Inc                 Pvd temporary personnel svcs
 03/27/98    08/15/97     Keystone Heritage Group               Bank holding company
 04/23/98    08/18/97     CENFED Financial,Pasadena,CA          Bank holding company
 10/21/97    08/25/97     ACC Consumer Finance Corp             Pvd auto financing services
 10/03/97    08/25/97     BioWhittaker Inc                      Mnfr,whl medical testing prods
 01/23/98    08/25/97     PerSeptive Biosystems Inc             Mnfr chromatography equipment
 02/25/98    08/28/97     Value Property Trust                  Real estate investment trust
 10/10/97    08/28/97     Versa Technologies Inc                Mnfr rubber components,molds
 02/24/98    09/03/97     Norwich Financial Corp,CT             Savings and loan; holding co
 01/16/98    09/05/97     Technology Modeling Assoc Inc         Dvlp simulation software
 12/31/97    09/08/97     Fuqua Enterprises Inc                 Manufacture tanned leather
 11/28/97    09/10/97     Data Documents Inc                    Manufacture tabulating cards
 04/01/98    09/11/97     George Mason Bankshares Inc           Bank holding company
 04/01/98    09/12/97     Coml Bancshares,Parkersburg,WV        Bank holding company
 12/09/97    09/12/97     Unison Software Inc                   Develop network mgmt software
 01/16/98    09/12/97     WHG Resorts & Casino Inc              Own,op resorts and casino
 12/16/97    09/18/97     Guaranty National Corp                Insurance company
 01/16/98    09/19/97     Sterling Electronics Corp             Whl electronic components
 01/06/98    09/24/97     Vectra Banking Corp,Denver,CO         Bank holding company
 04/30/98    10/02/97     Kapson Senior Quarters Corp           Provide residential care svcs
 12/19/97    10/06/97     EndoVascular Technologies Inc         Mnfr surgical instruments
 12/23/97    10/09/97     Melamine Chemicals Inc                Manufacture melamine crystal
 01/22/98    10/13/97     Netcom On-Line Communication          Internet service provider
 12/19/97    10/14/97     Physician Support Systems Inc         Pvd business mgmt services
 02/12/98    10/16/97     Omni Insurance Group Inc              Insurance company
 02/27/98    10/17/97     ATC Group Services Inc                Pvd engineering svcs
 12/29/97    10/17/97     Computational Systems Inc             Manufacture measuring devices
 02/09/98    10/17/97     Tranzonic Cos                         Mnfr sanitary paper prod
 04/24/98    10/23/97     Poughkeepsie Financial Corp           Savings bank;bank holding co
 12/19/97    10/23/97     Premenos Technology Corp              Develop EDI software
 03/12/98    10/31/97     ILC Technology Inc                    Mnfr high intensity lamps
 04/01/98    11/03/97     Advantage Bancorp,Kenosha,WI          Savings & loan holding company
 05/22/98    11/03/97     CoBancorp Inc                         Commercial bank
 01/09/98    11/03/97     Sequana Therapeutics                  Mnfr diagnostic substances
 01/12/98    11/04/97     ComputerVision Corp                   Mnfr computers,peripherals
 03/25/98    11/13/97     Chartwell Leisure Inc                 Own,op hotels and motels
 05/12/98    11/17/97     Century Finl Corp,Rochester,PA        Commercial bank
 02/26/98    11/17/97     Granite Financial Inc                 Pvd business credit services
 03/02/98    11/17/97     Visigenic Software Inc                Dvlp database access software
 01/20/98    11/21/97     New Jersey Steel(Von Roll)            Mnfr steel reinforcing bars
 02/03/98    11/24/97     Communications Central Inc            Pvd telecommunications svcs
 02/25/98    11/26/97     Universal Hospital Services           Pvd med equip rental services
 07/13/98    11/28/97     RedFed Bancorp Inc,Redlands,CA        Savings and loan
 02/19/98    12/01/97     Raptor Systems Inc                    Develop security mgmt software
 03/31/98    12/11/97     First State Corp,Albany,Ga            Bank holding co; coml bank
 03/30/98    12/16/97     FFVA Financial Corp,VA                Savings and loans
 07/02/98    12/16/97     Franklin Bancorp,Washington,DC        Bank holding company


  DATE          DATE                                               ACQUIROR SHORT
EFFECTIVE     ANNOUNCED             ACQUIROR NAME             BUSINESS DESCRIPTION
---------    ----------    -----------------------------   -----------------------------
 09/30/97    08/11/97      Unisource Worldwide Inc         Wholesale printing paper
 12/30/97    08/11/97      Metrocall Inc                   Pvd local paging services
 12/22/97    08/11/97      Fairfield Communities Inc       Construct vacation resorts
 09/17/97    08/12/97      Steris Corp                     Mnfr sterile processing sys
 09/16/97    08/14/97      Omnicare Inc                    Whl,retail pharmaceuticals
 09/24/97    08/14/97      MedPartners Inc                 Pvd medical services to HMO's
 12/29/97    08/14/97      Madison Dearborn Partners       Investors
 12/05/97    08/14/97      Comforce Corp                   Pvd help supply services
 03/27/98    08/15/97      Fulton Finl Corp,Lancaster,PA   Bank holding co
 04/23/98    08/18/97      Golden State Bancorp Inc,CA     Bank holding company
 10/21/97    08/25/97      Household International Inc     Provide financial services
 10/03/97    08/25/97      Cambrex Corp                    Mnfr specialty chemicals
 01/23/98    08/25/97      Perkin-Elmer Corp               Mnfr analytical instruments
 02/25/98    08/28/97      Wellsford Real Properties Inc   Real estate investment trust
 10/10/97    08/28/97      Applied Power Inc               Mnfr tools,equip,consumables
 02/24/98    09/03/97      Peoples Bk of Bridgeport,CT     Savings bank
 01/16/98    09/05/97      Avant! Corp                     Develop software
 12/31/97    09/08/97      Graham-Field Health Products    Mnfr medical supply,healthcare
 11/28/97    09/10/97      Corporate Express Inc           Retail office supplies
 04/01/98    09/11/97      United Bankshares Inc,WV        Bank holding company
 04/01/98    09/12/97      WesBanco Inc,Wheeling,WV        Bank holding company
 12/09/97    09/12/97      Tivoli Systems Inc(IBM Corp)    Dvlp systems mgmt software
 01/16/98    09/12/97      Patriot Amer Hosp/Wyndham Intl  Real estate investment trust
 12/16/97    09/18/97      Orion Capital Corp              Insurance company;holding co
 01/16/98    09/19/97      Marshall Industries             Whl electronic components
 01/06/98    09/24/97      Zions Bancorp,Utah              Bank holding company
 04/30/98    10/02/97      Prometheus Senior Quarters      Pvd nursing care services
 12/19/97    10/06/97      Guidant Corp                    Mnfr cardiovascular equipment
 12/23/97    10/09/97      Borden Chemical Inc(Borden)     Mnfr formaldehyde,resins
 01/22/98    10/13/97      ICG Communications Inc          Pvd telecommunications svcs
 12/19/97    10/14/97      National Data Corp              Pvd info,transaction svcs
 02/12/98    10/16/97      Hartford Financial Services     Provide insurance services
 02/27/98    10/17/97      Investor Group                  Investor group
 12/29/97    10/17/97      Emerson Electric Co             Mnfr appliance components
 02/09/98    10/17/97      Linsalata Capital Partners II   Investment firm
 04/24/98    10/23/97      Hubco Inc,Mahwah,New Jersey     Bank holding company
 12/19/97    10/23/97      Harbinger Corp                  Dvle electn commerce software
 03/12/98    10/31/97      BEC Group Inc                   Mnfr,whl eyeglass lenses,frame
 04/01/98    11/03/97      Marshall & Ilsley,Milwaukee,WI  Bank holding company
 05/22/98    11/03/97      FirstMerit Corp,Akron,OH        Commercial bank
 01/09/98    11/03/97      Arris Pharmaceuticals Corp      Manufacture synthetic drugs
 01/12/98    11/04/97      Parametric Technology Corp      Develop,wholesale software
 03/25/98    11/13/97      Investor Group                  Investor group
 05/12/98    11/17/97      Citizens Bancshares Inc,OH      Commercial bank
 02/26/98    11/17/97      Fidelity National Financial     Title insurance company
 03/02/98    11/17/97      Borland International Inc       Develop software
 01/20/98    11/21/97      Co-Steel Inc                    Mnfr steel and steel products
 02/03/98    11/24/97      Davel Communications Group Inc  Pvd pay telephone commun svcs
 02/25/98    11/26/97      Investor Group                  Investor group
 07/13/98    11/28/97      Golden State Bancorp Inc,CA     Bank holding company
 02/19/98    12/01/97      AXENT Technologies Inc          Develop software
 03/31/98    12/11/97      Regions Finl,Birmingham,AL      Bank holding company
 03/30/98    12/16/97      One Valley Bancorp Inc,WV       Bank holding company
 07/02/98    12/16/97      BB&T Corp,Winston-Salem,NC      Bank holding company


                                                                   PREMIUM
                             VALUE OF   ------------------------------------------------------------
   DATE         DATE       TRANSACTION  1 DAY PRIOR TO         1 WEEK PRIOR TO     4 WEEKS PRIOR TO
EFFECTIVE    ANNOUNCED       ($ MIL)    ANNOUNCEMENT DATE     ANNOUNCEMENT DATE    ANNOUNCEMENT DATE
---------    ---------     -----------  -----------------     ------------------   -----------------

 09/30/97    08/11/97         155.9            (6.7)                 20.0                 47.4
 12/30/97    08/11/97         239.3           (10.0)                 (0.7)                27.1
 12/22/97    08/11/97         178.1            41.6                  39.1                 95.8
 09/17/97    08/12/97         139.8             5.8                  15.5                 13.9
 09/16/97    08/14/97         233.2             2.5                  16.1                 25.8
 09/24/97    08/14/97         189.0            10.5                  18.9                 37.0
 12/29/97    08/14/97         298.6            22.7                  25.8                 11.1
 12/05/97    08/14/97         140.7            37.6                  37.6                 52.6
 03/27/98    08/15/97         210.9            43.8                  49.9                 65.1
 04/23/98    08/18/97         208.4             1.3                   0.5                  3.5
 10/21/97    08/25/97         186.9            35.8                  34.7                 29.6
 10/03/97    08/25/97         130.5            17.8                  38.9                 47.7
 01/23/98    08/25/97         288.1            16.8                  24.9                 50.4
 02/25/98    08/28/97         186.6            25.0                  20.9                 18.7
 10/10/97    08/28/97         141.9            36.8                  33.1                 31.3
 02/24/98    09/03/97         164.0            (0.5)                 15.4                 30.4
 01/16/98    09/05/97         144.3            29.5                  52.8                 43.2
 12/31/97    09/08/97         231.0            42.3                  52.8                 78.8
 11/28/97    09/10/97         159.4            10.9                  14.9                 26.1
 04/01/98    09/11/97         207.6            12.1                  20.9                 20.9
 04/01/98    09/12/97         126.7            47.9                  46.8                 66.8
 12/09/97    09/12/97         183.0             9.1                  25.0                 22.4
 01/16/98    09/12/97         266.0            35.1                  72.3                 78.5
 12/16/97    09/18/97         117.2            10.8                  23.9                 27.7
 01/16/98    09/19/97         217.6            16.3                  30.2                 57.0
 01/06/98    09/24/97         162.3            19.2                  18.6                 47.3
 04/30/98    10/02/97         247.4            (0.9)                  9.4                  1.8
 12/19/97    10/06/97         187.8            22.1                  22.1                 73.9
 12/23/97    10/09/97         119.7            70.8                  72.6                 70.8
 01/22/98    10/13/97         269.4            49.8                  70.9                 78.5
 12/19/97    10/14/97         175.2            (1.0)                 (3.7)                 4.8
 02/12/98    10/16/97         184.7            78.9                  75.8                130.9
 02/27/98    10/17/97         150.0             0.0                  (8.1)                10.3
 12/29/97    10/17/97         158.6            45.1                  48.3                 62.5
 02/09/98    10/17/97         104.8            (1.5)                 (2.9)                 4.5
 04/24/98    10/23/97         142.4             1.1                   2.9                 17.1
 12/19/97    10/23/97         234.7            55.2                  49.1                 27.8
 03/12/98    10/31/97         130.8           108.7                 107.6                108.7
 04/01/98    11/03/97         215.8            11.2                  12.2                 11.2
 05/22/98    11/03/97         157.3            10.6                  30.9                 52.1
 01/09/98    11/03/97         169.4            44.0                  47.3                 23.4
 01/12/98    11/04/97         250.3            28.3                  69.9                 18.6
 03/25/98    11/13/97         240.8            11.3                   4.5                 11.3
 05/12/98    11/17/97         137.4            39.8                  41.7                 61.0
 02/26/98    11/17/97         132.4            89.8                  89.8                 87.6
 03/02/98    11/17/97         148.4            92.0                  64.0                 92.0
 01/20/98    11/21/97         173.5           162.9                 170.6                166.7
 02/03/98    11/24/97         102.4            30.2                  25.4                 12.0
 02/25/98    11/26/97         133.0            29.2                  29.2                 25.3
 07/13/98    11/28/97         159.5             1.8                   1.8                  7.1
 02/19/98    12/01/97         253.7             5.4                  20.7                 16.5
 03/31/98    12/11/97         161.2            18.4                  23.9                 16.9
 03/30/98    12/16/97         209.4            22.4                  27.3                 30.0
 07/02/98    12/16/97         160.2            21.4                  32.1                 54.8

PROJECT GOLDCAP
PREMIUMS ANALYSIS: MERGERS AND ACQUISITIONS BETWEEN $100 AND $300 MILLION JULY 24, 1997 THROUGH JULY 24, 1998
--------------------------------------------------------------------------

   DATE           DATE
EFFECTIVE       ANNOUNCED            TARGET NAME                       TARGET BUSINESS DESCRIPTION
-----------     ---------     ------------------------------        -----------------------------------
 07/01/98       12/16/97      Progressive Bank,Pawling,NY           Savings and loan holding co
 01/23/98       12/17/97      Suburban Ostomy Supply Co Inc         Whl medical and hospital equip
 12/18/97       12/18/97      Central Newspapers Inc                Publish newspapers
 03/30/98       12/19/97      ASR Investments Corp                  Real estate investment trust
 05/01/98       12/19/97      IPC Information Systems Inc           Mnfr telecommunications equip
 06/03/98       12/19/97      Eclipse Telecommunications Inc        Pvd radiotelecommunication svc
 01/27/98       12/19/97      Software Artistry Inc                 Develop help-desk software
 03/17/98       12/29/97      Heartstream Inc                       Mnfr defibrillators
 02/09/98       12/29/97      Holmes Protection Group Inc           Provide security systems svcs
 05/22/98       12/31/97      Red Lion Inns LP                      Own,op hotels
 04/01/98       01/06/98      Schult Homes Corp                     Manufacture mobile homes
 06/30/98       01/12/98      CBT Corp,Paducah,Kentucky             Bank holding co
 05/06/98       01/26/98      TransAmerican Waste Industries        Pvd waste management services
 03/03/98       01/27/98      State of the Art Inc                  Develop financial software
 02/02/98       02/02/98      Comdisco Inc                          Whl,lease computers
 06/09/98       02/04/98      TresCom International Inc             Pvd communications svcs
 06/30/98       02/09/98      PonceBank                             Savings and loan
 04/16/98       02/09/98      Summit Care Corp                      Provide nursing services
 03/11/98       02/10/98      Liberty Corp                          Life ins co;own,op TV stn
 06/10/98       02/11/98      MTL Inc                               Pvd tank truck carrier svcs
 06/02/98       02/19/98      California State Bank                 Bank holding company
 04/21/98       02/19/98      Mastering Inc                         Provied computer training svcs
 05/04/98       02/24/98      Somatogen Inc                         Dvlp human blood substitutes
 04/30/98       03/02/98      First Alert Inc                       Mnfr fire and burglar alarms
 07/02/98       03/13/98      Beverly Bancorp,Tinley Park,IL        Bank holding company
 07/10/98       03/16/98      International Murex Tech Corp         Mnfr in-vitro test systems
 05/28/98       03/16/98      Logic Works Inc                       Develop client/server software
 05/27/98       03/17/98      ForeFront Group Inc                   Develop software
 04/01/98       03/19/98      Lawter International Inc              Mnfr printing ink and resins
 03/23/98       03/23/98      BET Holdings Inc                      Own and operate TV stations
 06/24/98       03/24/98      Walsh International Inc               Provide programming svcs
 06/29/98       03/31/98      IBAH Inc                              Mnfr pharmaceutical products
 04/04/98       04/04/98      America Online Inc                    Internet Service Provider
 07/10/98       04/06/98      MoneyGram Payment Systems Inc         Pvd money wire transfer svcs
 05/19/98       04/08/98      Blessings Corp                        Mnfr plastic film products
 05/15/98       04/09/98      Dart Group Corp                       Own,operate auto part stores
 06/15/98       05/08/98      Authentic Specialty Foods Inc         Whl,mnfr Mexican foods
 07/02/98       05/18/98      Graco Inc                             Mnfr fluid handling equipment
 07/07/98       05/28/98      Donnelley Enterprise Solutions        Pvd info management services
 05/30/98       05/30/98      Panavision Inc                        Mnfr camera systems
 06/19/98       06/19/98      Tremont Corp                          Mnfr drilling lubricants
 07/01/98       07/01/98      Sotheby's Holdings Inc                Provide auctioning, RE svcs


  DATE             DATE                                                      ACQUIROR SHORT
EFFECTIVE        ANNOUNCED       ACQUIROR NAME                            BUSINESS DESCRIPTION
------------    ---------     --------------------------------      -------------------------------
 07/01/98       12/16/97      Hudson Chartered Bancorp,NY           National commercial bank
 01/23/98       12/17/97      InvaCare Corporation                  Mnfr surgical,medical supplies
 12/18/97       12/18/97      Central Newspapers Inc                Publish newspapers
 03/30/98       12/19/97      United Dominion Realty Tr Inc         Real estate investment trust
 05/01/98       12/19/97      Cable Systems International           Mnfr telecommun equip
 06/03/98       12/19/97      IXC Communications Inc                Pvd long distance tele svcs
 01/27/98       12/19/97      Tivoli Systems Inc(IBM Corp)          Dvlp systems mgmt software
 03/17/98       12/29/97      Hewlett-Packard Co                    Mnfr computers, testing equip
 02/09/98       12/29/97      Tyco International Ltd                Mnfr fire protection systems
 05/22/98       12/31/97      Boykin Lodging Co                     Real estate investment trust
 04/01/98       01/06/98      Oakwood Homes Corp                    Mnfr,ret factory-built homes
 06/30/98       01/12/98      Mercantile Bancorp,St Louis,MO        Commercial bank holding co
 05/06/98       01/26/98      USA Waste Services Inc                Pvd waste disposal services
 03/03/98       01/27/98      Sage Group PLC                        Dvlp,whl accounting software
 02/02/98       02/02/98      Investor Group                        Investor group
 06/09/98       02/04/98      Primus Telecommunications             Pvd telecommunications svcs
 06/30/98       02/09/98      Banco Bilbao Vizcaya SA               Bank;insurance;holding co
 04/16/98       02/09/98      Fountain View(Heritage)               Own,op healthcare facilities
 03/11/98       02/10/98      Liberty Corp                          Life ins co;own,op TV stn
 06/10/98       02/11/98      Sombrero Acquisition Corp             Investment company
 06/02/98       02/19/98      First Security Corp,Utah              Bank holding co
 04/21/98       02/19/98      PLATINUM Technology Inc               Develop integrated software
 05/04/98       02/24/98      Baxter International Inc              Mnfr health care products
 04/30/98       03/02/98      Sunbeam Corp                          Mnfr,whl household appliances
 07/02/98       03/13/98      St. Paul Bancorp,Chicago,IL           Bank holding company
 07/10/98       03/16/98      Abbott Laboratories                   Mnfr pharmaceuticals,med equip
 05/28/98       03/16/98      PLATINUM Technology Inc               Develop integrated software
 05/27/98       03/17/98      CBT Group PLC                         Dev educational software
 04/01/98       03/19/98      Lawter International Inc              Mnfr printing ink and resins
 03/23/98       03/23/98      Investor Group                        Investor group
 06/24/98       03/24/98      Cognizant Corp                        Pvd information services
 06/29/98       03/31/98      Omnicare Inc                          Whl,retail pharmaceuticals
 04/04/98       04/04/98      Goldman Sachs & Co                    Investment bank
 07/10/98       04/06/98      Viad Corp                             Provide food catering services
 05/19/98       04/08/98      Huntsman Packaging Corp               Prod printed,laminated films
 05/15/98       04/09/98      Richfood Holdings Inc                 Wholesale groceries
 06/15/98       05/08/98      Agrobios(Desc SA de CV)               Mnfr,whl foods products
 07/02/98       05/18/98      Graco Inc                             Mnfr fluid handling equipment
 07/07/98       05/28/98      Bowne & Co Inc                        Pvd printing svcs
 05/30/98       05/30/98      Mafco Holdings Inc                    Mnfr toilet preparations
 06/19/98       06/19/98      Valhi Inc                             Mnfr chemicals and pigments
 07/01/98       07/01/98      Investor Group                        Investor group


                                                                 PREMIUM
                                VALUE OF  --------------------------------------------------------
   DATE           DATE        TRANSACTION   1 DAY PRIOR TO     1 WEEK PRIOR TO    4 WEEKS PRIOR TO
EFFECTIVE       ANNOUNCED      ($ MIL)     ANNOUNCEMENT DATE   ANNOUNCEMENT DATE  ANNOUNCEMENT DATE
---------      ---------     -----------  -------------------  -----------------  ----------------
07/01/98       12/16/97         167.6           14.3               16.3              26.8
01/23/98       12/17/97         130.8            8.0               13.3              13.3
12/18/97       12/18/97         100.0           (1.1)               0.6              (0.3)
03/30/98       12/19/97         277.0            4.4                1.1               2.6
05/01/98       12/19/97         201.7           14.3               31.3              14.3
06/03/98       12/19/97         122.2           18.0               19.9              14.4
01/27/98       12/19/97         201.9            0.0               62.0              57.4
03/17/98       12/29/97         130.6           (6.7)              18.2              (8.6)
02/09/98       12/29/97         117.1           (5.6)              (5.6)            (13.9)
05/22/98       12/31/97         276.0           (6.4)              (5.5)             (3.4)
04/01/98       01/06/98         101.4            1.1               10.4              19.2
06/30/98       01/12/98         275.8            3.3                1.8              19.5
05/06/98       01/26/98         142.3           51.4               36.6              78.6
03/03/98       01/27/98         245.2           33.3               35.4              35.4
02/02/98       02/02/98         109.0            0.0                6.6               3.8
06/09/98       02/04/98         134.7           25.2               30.9              51.5
06/30/98       02/09/98         164.5           12.6               14.1              25.8
04/16/98       02/09/98         275.1           14.3               31.3              37.7
03/11/98       02/10/98         124.8           11.2               15.2              11.5
06/10/98       02/11/98         250.1           37.9               38.5              56.1
06/02/98       02/19/98         276.9           11.4               14.0              18.8
04/21/98       02/19/98         198.7           31.6               25.0              33.3
05/04/98       02/24/98         232.9           35.8               39.8              92.0
04/30/98       03/02/98         129.2           68.0               90.9             110.0
07/02/98       03/13/98         161.8           16.5               17.4              19.6
07/10/98       03/16/98         232.7           21.6               38.2              50.7
05/28/98       03/16/98         212.9           13.0               36.2              57.1
05/27/98       03/17/98         147.5           17.3               29.4              48.5
04/01/98       03/19/98         130.8            0.0                1.7              (2.7)
03/23/98       03/23/98         121.7            0.0                0.3              10.2
06/24/98       03/24/98         176.8            0.0               36.8              53.3
06/29/98       03/31/98         154.3           12.2               61.4              58.6
04/04/98       04/04/98         111.4           66.1               79.3               1.9
07/10/98       04/06/98         293.6           11.5               15.7              42.4
05/19/98       04/08/98         269.7           18.7               18.3              34.9
05/15/98       04/09/98         193.3           14.3               11.9              19.4
06/15/98       05/08/98         141.9            6.3               13.3              37.4
07/02/98       05/18/98         190.9           (6.5)              (3.2)             (9.1)
07/07/98       05/28/98         105.2           60.8               61.5              83.6
05/30/98       05/30/98         154.4            1.2                1.4               1.7
06/19/98       06/19/98         165.1            6.0                5.2               0.2
07/01/98       07/01/98         118.6            0.6               (1.1)              1.1

                    AVERAGE                     23.8%              29.9%             37.3%
                    MEDIAN                      16.5%              25.0%             30.0%

PROJECT GOLDCAP
PREMIUMS ANALYSIS: MERGERS AND ACQUISITIONS BETWEEN $100 AND $300 MILLION
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                         AVERAGE PREMIUM    AVERAGE PREMIUM   AVERAGE PREMIUM     IMPLIED      IMPLIED
                                         1 DAY PRIOR TO     1 WEEK PRIOR TO  4 WEEKS PRIOR TO     EQUITY     EQUITY VALUE
                                     ANNOUNCEMENT DATE [1] ANNOUNCEMENT DATE ANNOUNCEMENT DATE     VALUE     PER SHARE [2]
                                     --------------------- ----------------- ----------------- ------------- -------------

Goldcap Stock Price 1 Day
Prior to Announcement Date:   $13.25           23.8%                                              $165,854      $ 16.40


Goldcap Stock Price 1 Week
Prior to Announcement Date:   $13.38                                  29.9%                        175,706        17.38


Goldcap Stock Price 4 Weeks
Prior to Announcement Date:   $14.75                                                 37.3%         204,783        20.25

                                                                       AVERAGE                    $182,114       $18.01

                                                                       MEDIAN                     $175,706       $17.38

-------------------------------------------------
[1] Assumes announcement after the market close on July 27, 1998.
[2] Assumes 10,112,629 Goldcap shares outstanding.

                                 PROJECT GOLDCAP
                   PROJECTED CASH FLOWS - CONSOLIDATED COMPANY
                             (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------

                                              Dec.        Dec.        Dec.        Dec.          Dec.           Dec.       Terminal
PROJECTIONS USED IN VALUATION:                1998        1999   (1)  2000   (1)  2001    (1)   2002    (1)    2003   (2)   Value
                                            ---------   ---------   ---------   ---------     ---------     ---------     ---------

Revenues:
      Benefits Company                      $ 150,496     163,785   $ 176,888   $ 191,039     $ 202,501     $ 214,651     $ 214,651
      DHMI                                     24,530      27,153      30,056      33,270        36,828        40,766        40,766
                                            ---------   ---------   ---------   ---------     ---------     ---------     ---------
Total Revenues                                175,026     190,938     206,944     224,309       239,329       255,417       255,417

Expenses:
      Dental Care Providers' Fees
        and Claim Costs                        79,761      86,806      93,751     101,251       107,326       113,765       113,765
      Commisions                               13,479      15,396      16,804      18,340        19,643        21,036        21,036
      Premium Taxes                             1,167       1,270       1,372       1,481         1,570         1,665         1,665
      General and Administrative               31,600      32,864      34,178      35,545        36,967        38,446        38,446
      DHMI Operating Expenses                  23,320      23,505      26,018      28,801        31,880        35,289        35,289
      Depreciation (2)                          3,516       1,862       2,209       2,641         2,743         2,862         2,862
      Goodwill Amortization                     2,349       2,349       2,349       2,349         2,349         2,349         2,349
                                            ---------   ---------   ---------   ---------     ---------     ---------     ---------
Total Expenses                                155,192     164,052     176,681     190,408       202,478       215,412       215,412
      Operating Expenses                         88.7%       85.9%       85.4%       84.9%         84.6%         84.3%         84.3%

Operating Income (EBIT)                        19,834      26,886      30,263      33,901        36,851        40,005        40,005
Inc. Taxes                                      9,317      12,279      13,697      15,225        16,464        17,789        17,789
                                            ---------   ---------   ---------   ---------     ---------     ---------     ---------

After Tax Operating Income                  $  10,517   $  14,607   $  16,566   $  18,676     $  20,387     $  22,216     $  22,216
      Operating Margin                            7.0%        8.9%        9.4%        9.8%         10.1%         10.3%         10.3%

CASH SOURCES
      After Tax Operating Income            $  10,517   $  14,607   $  16,566   $  18,676     $  20,387     $  22,216     $  22,216
      Depreciation and Amortization             5,865       4,211       4,558       4,990         5,092         5,211         5,211
      Other Cash Sources                         (123)        690         680         734           595           631           631
                                            ---------   ---------   ---------   ---------     ---------     ---------     ---------

TOTAL SOURCES                               $  16,259   $  19,508   $  21,804   $  24,400     $  26,074     $  28,058     $  28,058
                                            =========   =========   =========   =========     =========     =========     =========

CASH USES
Capital Expenditures                        $   2,000   $   2,500   $   3,000   $   3,000     $   3,000     $   3,000     $   3,000

      Increase in Current Assets
        Except Cash                              (162)      1,420       1,416       1,534         1,291         1,377         1,377
      Increase in Current Liabilities
        Except Debt                              (246)      2,257       2,218       2,397         1,956         2,077         2,077

Increase/(Decrease) in Net Working Capital         84        (837)       (802)       (863)         (666)         (700)         (700)
Other Cash Uses                                  (127)        833         824         891           730           775           775
                                            ---------   ---------   ---------   ---------     ---------     ---------     ---------
TOTAL USES                                  $   1,957   $   2,497   $   3,023   $   3,028     $   3,064     $   3,075     $   3,075
                                            =========   =========   =========   =========     =========     =========     =========

FREE CASH FLOW                                          $  17,011   $  18,781   $  21,373     $  23,010     $  24,983     $  24,983
===================================================================================================================================



                --------------------------------------------------------------------------------
                      Discount Rate (WACC)                   Present Value of Cash Flows
                --------------------------------------------------------------------------------
                            11.00%                                      $76,179
                            12.00%                                      $74,172
                            13.00%                                      $72,247
                            14.00%                                      $70,398
                            15.00%                                      $68,623
                            16.00%                                      $66,917
                --------------------------------------------------------------------------------

(1) Projections provided by the Company as of July 10, 1998.
(2) Depreciation excludes transaction cost amortization.

                                 PROJECT GOLDCAP
           EBIT MULTIPLE METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS
                             (DOLLARS IN THOUSANDS)


--------------------------------------------
                    SUMMARY:
--------------------------------------------
WACC :                                 13.00%
Multiple:                               8.00
EBIT Terminal Value:               $  40,005

Present Value of Cash Flows:       $  72,247
Present Value of Terminal Value:   $ 173,705
                                   ---------
Total Value:                       $ 245,952
                                   =========

Plus: Cash (1)                     $   9,726
Less: Debt (1)                     $  75,282
                                   ---------

Equity Value                       $ 180,396
                                   =========
Equity Value per share             $   17.84
--------------------------------------------


(1) As of June 30, 1998. Includes present value of remaining DentLease funding obligation and preferred stock purchase obligation.





-----------------------------------------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital (WACC)                11.00%       12.00%         13.00%        14.00%        15.00%       16.00%
-----------------------------------------------------------------------------------------------------------------------------------

Present Value of Cash Flows:                        $ 76,179     $ 74,172       $ 72,247      $ 70,398      $ 68,623     $ 66,917

-----------------------------------------------------------------------------------------------------------------------------------

Present Value of Terminal Value:
                                 6.0x               $142,446     $136,199       $130,279      $124,664      $119,337     $114,281
                                 7.0                $166,187     $158,899       $151,992      $145,441      $139,227     $133,328
Multiple                         8.0                $189,928     $181,599       $173,705      $166,219      $159,116     $152,375
                                 9.0                $213,669     $204,299       $195,418      $186,996      $179,006     $171,422
                                10.0                $237,410     $226,999       $217,131      $207,773      $198,896     $190,469
                                11.0                $261,151     $249,699       $238,844      $228,551      $218,785     $209,516
                                12.0                $284,892     $272,399       $260,557      $249,328      $238,675     $228,563
------------------------------------------------------------------------------------------------------------------------------------

Total Value:
                                 6.0x               $218,625     $210,372       $202,525      $195,062      $187,960     $181,199
                                 7.0                $242,366     $233,072       $224,238      $215,840      $207,850     $200,246
Multiple                         8.0                $266,107     $255,772       $245,952      $236,617      $227,740     $219,293
                                 9.0                $289,848     $278,471       $267,665      $257,394      $247,629     $238,340
                                10.0                $313,589     $301,171       $289,378      $278,172      $267,519     $257,386
                                11.0                $337,330     $323,871       $311,091      $298,949      $287,408     $276,433
                                12.0                $361,072     $346,571       $332,804      $319,726      $307,298     $295,480
------------------------------------------------------------------------------------------------------------------------------------

Equity Value:
                                 6.0x               $153,069     $144,816       $136,969      $129,506      $122,404     $115,643
                                 7.0                $176,810     $167,516       $158,682      $150,284      $142,294     $134,690
Multiple                         8.0                $200,551     $190,216       $180,396      $171,061      $162,184     $153,737
                                 9.0                $224,292     $212,915       $202,109      $191,838      $182,073     $172,784
                                10.0                $248,033     $235,615       $223,822      $212,616      $201,963     $191,830
                                11.0                $271,774     $258,315       $245,535      $233,393      $221,852     $210,877
                                12.0                $295,516     $281,015       $267,248      $254,170      $241,742     $229,924
------------------------------------------------------------------------------------------------------------------------------------

Equity Value:
                                 6.0x               $  15.14     $  14.32       $  13.54      $  12.81      $  12.10     $  11.44
                                 7.0                $  17.48     $  16.56       $  15.69      $  14.86      $  14.07     $  13.32
Multiple                         8.0                $  19.83     $  18.81       $  17.84      $  16.92      $  16.04     $  15.20
                                 9.0                $  22.18     $  21.05       $  19.99      $  18.97      $  18.00     $  17.09
                                10.0                $  24.53     $  23.30       $  22.13      $  21.02      $  19.97     $  18.97
                                11.0                $  26.87     $  25.54       $  24.28      $  23.08      $  21.94     $  20.85
                                12.0                $  29.22     $  27.79       $  26.43      $  25.13      $  23.90     $  22.74
-----------------------------------------------------------------------------------------------------------------------------------

Implied Total Value/Calendar
 1998 EBIT Multiple:
                                 6.0x                    8.1x         7.8x           7.5x          7.3x          7.0x         6.7x
                                 7.0                     9.0          8.7            8.3           8.0           7.7          7.4
Multiple                         8.0                     9.9          9.5            9.1           8.8           8.5          8.2
                                 9.0                    10.8         10.4           10.0           9.6           9.2          8.9
                                10.0                    11.7         11.2           10.8          10.3          10.0          9.6
                                11.0                    12.5         12.0           11.6          11.1          10.7         10.3
                                12.0                    13.4         12.9           12.4          11.9          11.4         11.0
---------------------------------------------------------------------------------------------------------------------------------

The Robinson-Humphrey Company, LLC

                                 Project Goldcap
                           EBITDA Multiple Methodology
                             (Dollars in Thousands)

--------------------------------------------
                    SUMMARY:
--------------------------------------------
WACC :                                13.00%
Multiple:                               6.5
EBITDA Terminal Value:             $ 45,216


Present Value of Cash Flows:       $ 72,247
Present Value of Terminal Value:   $159,519
                                   --------
Total Value:                       $231,766
                                   ========

Plus: Cash  (1)                    $  9,726
Less: Debt (1)                     $ 75,282
                                   --------


Equity Value:                      $166,210
                                   ========
Equity Value  per Share            $  16.44
--------------------------------------------


(1) As of June 30, 1998. Includes present value of remaining DentLease funding obligation and preferred stock purchase obligation.


------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital (WACC)                  11.00%        12.00%         13.00%       14.00%        15.00%     16.00%
------------------------------------------------------------------------------------------------------------------------------------

Present Value of Cash Flows:                          $ 76,179      $ 74,172       $ 72,247     $ 70,398      $ 68,623    $66,917

------------------------------------------------------------------------------------------------------------------------------------

Present Value of Terminal Value:
                                 5.0x                 $134,167      $128,284       $122,707     $117,419      $112,402   $107,640
                                 5.5                  $147,584      $141,112       $134,978     $129,161      $123,642   $118,404
                                 6.0                  $161,001      $153,941       $147,249     $140,903      $134,882   $129,168
Multiple                         6.5                  $174,418      $166,769       $159,519     $152,645      $146,122   $139,932
                                 7.0                  $187,834      $179,597       $171,790     $164,386      $157,362   $150,695
                                 7.5                  $201,251      $192,426       $184,061     $176,128      $168,603   $161,459
                                 8.0                  $214,668      $205,254       $196,331     $187,870      $179,843   $172,223
                                 8.5                  $228,085      $218,083       $208,602     $199,612      $191,083   $182,987
                                 9.0                  $241,501      $230,911       $220,873     $211,354      $202,323   $193,751
------------------------------------------------------------------------------------------------------------------------------------

Total Value:
                                 5.0x                 $210,347      $202,456       $194,954     $187,817      $181,025   $174,557
                                 5.5                  $223,763      $215,285       $207,225     $199,559      $192,265   $185,321
                                 6.0                  $237,180      $228,113       $219,495     $211,301      $203,505   $196,085
                                 6.5                  $250,597      $240,941       $231,766     $223,043      $214,745   $206,849
Multiple                         7.0                  $264,014      $253,770       $244,037     $234,785      $225,986   $217,613
                                 7.5                  $277,430      $266,598       $256,307     $246,527      $237,226   $228,377
                                 8.0                  $290,847      $279,426       $268,578     $258,268      $248,466   $239,141
                                 8.5                  $304,264      $292,255       $280,849     $270,010      $259,706   $249,905
                                 9.0                  $317,681      $305,083       $293,120     $281,752      $270,946   $260,669
------------------------------------------------------------------------------------------------------------------------------------

Equity Value:
                                 5.0x                 $144,791      $136,900       $129,398     $122,261      $115,469   $109,001
                                 5.5                  $158,207      $149,729       $141,669     $134,003      $126,709   $119,765
                                 6.0                  $171,624      $162,557       $153,939     $145,745      $137,949   $130,529
                                 6.5                  $185,041      $175,385       $166,210     $157,487      $149,189   $141,293
Multiple                         7.0                  $198,458      $188,214       $178,481     $169,229      $160,430   $152,057
                                 7.5                  $211,874      $201,042       $190,751     $180,971      $171,670   $162,821
                                 8.0                  $225,291      $213,870       $203,022     $192,712      $182,910   $173,585
                                 8.5                  $238,708      $226,699       $215,293     $204,454      $194,150   $184,349
                                 9.0                  $252,125      $239,527       $227,564     $216,196      $205,390   $195,113
------------------------------------------------------------------------------------------------------------------------------------

Equity Value:
                                 5.0x                 $  14.32      $  13.54       $  12.80     $  12.09      $  11.42   $  10.78
                                 5.5                  $  15.64      $  14.81       $  14.01     $  13.25      $  12.53   $  11.84
                                 6.0                  $  16.97      $  16.07       $  15.22     $  14.41      $  13.64   $  12.91
                                 6.5                  $  18.30      $  17.34       $  16.44     $  15.57      $  14.75   $  13.97
Multiple                         7.0                  $  19.62      $  18.61       $  17.65     $  16.73      $  15.86   $  15.04
                                 7.5                  $  20.95      $  19.88       $  18.86     $  17.90      $  16.98   $  16.10
                                 8.0                  $  22.28      $  21.15       $  20.08     $  19.06      $  18.09   $  17.17
                                 8.5                  $  23.60      $  22.42       $  21.29     $  20.22      $  19.20   $  18.23
                                 9.0                  $  24.93      $  23.69       $  22.50     $  21.38      $  20.31   $  19.29
------------------------------------------------------------------------------------------------------------------------------------

Implied Total Value / Calendar 1998 EBITDA  Multiple:
                                 5.0x                      6.8x          6.5x           6.3x         6.3x          6.0x       5.6x
                                 5.5                       7.2           6.9            6.7          6.4           6.2        6.0
                                 6.0                       7.6           7.3            7.1          6.8           6.5        6.3
                                 6.5                       8.1           7.7            7.5          7.2           6.9        6.7
Multiple                         7.0                       8.5           8.2            7.8          7.6           7.3        7.0
                                 7.5                       8.9           8.6            8.2          7.9           7.6        7.3
                                 8.0                       9.4           9.0            8.6          8.3           8.0        7.7
                                 8.5                       9.8           9.4            9.0          8.7           8.4        8.0
                                 9.0                      10.2           9.8            9.4          9.1           8.7        8.4
------------------------------------------------------------------------------------------------------------------------------------

                                 PROJECT GOLDCAP
                            BALANCE SHEET ASSUMPTIONS
                             (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------


                                                                 Dec.      Dec.      Dec.      Dec.      Dec.      Dec.      Dec.
BALANCE SHEET DATA [1]                                           1997      1998      1999      2000      2001      2002      2003
                                                               --------  --------  --------  --------  --------  --------  --------
Current Assets Less Cash and Equivalents
             Premiums Receivable                               $  6,192  $  6,394  $  6,975  $  7,560  $  8,194  $  8,743  $  9,331
             Patient Accounts Receivable                          1,668     1,655     1,801     1,945     2,101     2,227     2,361
             Income Taxes Receivable                                175       226       246       266       287       304       322
             Deferred Income Taxes                                5,027     5,042     5,487     5,926     6,400     6,784     7,191
             Other Current Assets                                 2,921     2,504     2,732     2,961     3,209     3,424     3,654
                                                               --------  --------  --------  --------  --------  --------  --------
                                                                 15,983    15,821    17,241    18,658    20,191    21,482    22,859

Current Liabilities Less Current Debt
             Unearned Revenue                                  $  9,538  $  9,030  $  9,827  $ 10,614  $ 11,463  $ 12,150  $ 12,879
             Accounts Payable                                    12,016    12,040    13,103    14,151    15,284    16,201    17,173
             Accrued Interest Payable                               109        75        95       103       112       119       127
             Dental Claims Reserves                               1,502     1,505     1,638     1,769     1,910     2,025     2,147
             Other Current Liabilities                            2,407     2,676     2,919     3,164     3,429     3,659     3,905
                                                               --------  --------  --------  --------  --------  --------  --------
                                                                 25,572    25,326    27,583    29,801    32,198    34,154    36,231

Working Capital Less Cash and Equivalents and Current Debt     ($ 9,589) ($ 9,505) ($10,342) ($11,143) ($12,006) ($12,672) ($13,372)

                        -----------------------------------------------------------------------------------------------------------
                        Change in Net Working Capital                    $     84  ($   837) ($   802) ($   863) ($   666) ($   700)
                        -----------------------------------------------------------------------------------------------------------

Restricted Funds                                               $  2,321  $  2,257  $  2,456  $  2,653  $  2,865  $  3,037  $  3,219
Reinsurance Receivable                                            5,417     5,644     6,142     6,634     7,164     7,594     8,050
Other Assets                                                      1,782     1,492     1,628     1,764     1,912     2,040     2,177
Aggregate Reserves for Life Policies                              5,331     5,267     5,732     6,191     6,686     7,087     7,512
Deferred Tax Liability                                            1,887     1,866     2,031     2,193     2,369     2,511     2,661
Other Liabilities                                                   715       677       737       796       859       911       966

Assumptions (Percentage of Revenues):
Current Assets Less Cash and Equivalents
             Premiums Receivable                                   3.90%     3.65%     3.65%     3.65%     3.65%     3.65%     3.65%
             Patient Accounts Receivable - % of Benefits
                  Revenues                                         1.10%     1.10%     1.10%     1.10%     1.10%     1.10%     1.10%
             Income Taxes Receivable - % of Benefits Revenues      0.12%     0.15%     0.15%     0.15%     0.15%     0.15%     0.15%
             Deferred Income Taxes - % of Benefits Revenues        3.32%     3.35%     3.35%     3.35%     3.35%     3.35%     3.35%
             Other Current Assets                                  1.84%     1.43%     1.43%     1.43%     1.43%     1.43%     1.43%

Current Liabilities Less Current Debt
             Unearned Revenue - % of Benefits Revenues             6.29%     6.00%     6.00%     6.00%     6.00%     6.00%     6.00%
             Accounts Payable - % of Benefits Revenues             7.93%     8.00%     8.00%     8.00%     8.00%     8.00%     8.00%
             Accrued Interest Payable - % of Benefits Revenues     0.07%     0.05%     0.05%     0.05%     0.05%     0.05%     0.05%
             Dental Claims Reserves - % of Benefits Revenues       0.99%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%
             Other Current Liabilities                             1.52%     1.53%     1.53%     1.53%     1.53%     1.53%     1.53%

Restricted Funds - % of Benefits Revenues                          1.53%     1.50%     1.50%     1.50%     1.50%     1.50%     1.50%
Reinsurance Receivable - % of Benefits Revenues                    3.57%     3.75%     3.75%     3.75%     3.75%     3.75%     3.75%
Other Assets                                                       1.12%     0.85%     0.85%     0.85%     0.85%     0.85%     0.85%
Aggregate Reserves for Life Policies - % of Benefits Revenues      3.52%     3.50%     3.50%     3.50%     3.50%     3.50%     3.50%
Deferred Tax Liability - % of Benefits Revenues                    1.24%     1.24%     1.24%     1.24%     1.24%     1.24%     1.24%
Other Liabilities - % of Benefits Revenues                         0.47%     0.45%     0.45%     0.45%     0.45%     0.45%     0.45%

(1) Projections provided by the Company as of July 10, 1998.

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
 ASSUMING $183.041 MILLION ($18.00 PER SHARE) PURCHASE PRICE FOR 100.0% OF THE
                            EQUITY BENEFITS COMPANY





                                TABLE OF CONTENTS
-------------------------------------------------------------------------------


                     EXHIBIT                                                 PAGE
-------------------------------------------------                          --------
 Sources and Uses of Funds                                                     1

 Forecasting Assumptions                                                       2

 Income Statement                                                              3

 Cash Flow Statement                                                           4

 Balance Sheet                                                                 5

 Balance Sheet - Adjustments                                                   6

 Coverage Ratios and Financial Analysis                                        7

 Return Analysis at 8.00x EBITDA                                               8

 Return Analysis at 9.00x EBITDA                                               9

 Return Analysis at 9.0x EBITDA                                               10

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
 ASSUMING $183.041 MILLION ($18.00 PER SHARE) PURCHASE PRICE FOR 100.0% OF THE
                                     EQUITY
                             (DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------
                            SOURCES & USES OF FUNDS
--------------------------------------------------------------------------------


SOURCES OF ACQUISITION FUNDS:                                    APPLICATIONS OF ACQUISITION FUNDS:


  Cash From Balance Sheet                      $0.0   0.0%           Cash to Purchase 100.0%
  Revolving Facility                        4,680.4   1.9%             of Equity                     $183,041.4
  Senior Term Loan                         50,000.0  20.1%           Paydown of Existing Debt          52,854.0
  Subordinated Debt                       100,000.0  40.2%           Cash Fees and Expenses            12,916.0
  Redeemable Preferred Stock               88,943.8  35.7%                                           ----------
  Common Stock                              4,681.3   1.9%
  Management Investment                       506.0   0.2%
                                         ----------

TOTAL SOURCES                            $248,811.4                  TOTAL APPLICATIONS              $248,811.4
                                         ==========                                                  ==========
---------------------------------------------------------------------------------------------------------------


                                                                                 Projected Years Ending December 31,
                                                       ----------------------------------------------------------------------------
                                                             1999            2000           2001             2002          2003
-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT ITEMS:
Net Sales                                              $   163,785.0   $   176,888.0   $   191,039.0   $   202,501.4   $  214,651.5

EBIT                                                        21,393.8        24,409.2        27,644.1        30,147.4       32,807.0
   % of Net Sales                                              13.06%          13.80%          14.47%          14.89%         15.28%

Pretax Income                                                6,846.1        10,545.5        15,356.6        19,070.1       23,132.7
   % of Net Sales                                                4.2%            6.0%            8.0%            9.4%          10.8%
                                                       ----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                             $    (5,613.3)  $    (4,320.1)  $    (2,459.9)  $    (1,345.1)  $     (132.1)
   % OF NET SALES                                              (3.43%)         (2.44%)         (1.29%)         -0.66%         -0.06%
-----------------------------------------------------------------------------------------------------------------------------------

CASH FLOW ITEMS:

Cash Flow From Operations                              $       976.1   $     2,580.3   $     4,885.2   $     5,963.0   $    7,287.7

Cash Flow From Investing                                    (1,734.7)       (2,238.0)       (2,217.0)       (2,270.8)      (2,257.0)

Cash Flow From Financing                                     5,794.4         4,683.8         3,662.2         2,738.4        1,922.3
                                                       ----------------------------------------------------------------------------

Cash Flow (Deficit) Available to Decrease (Increase)
     Revolver or Increase Cash                         $     5,035.8   $     5,026.2   $     6,330.4   $     6,430.7   $    6,953.0
                                                       ============================================================================



                                            Pro Forma
BALANCE SHEET ITEMS:                             1998
                                                 ----
Cash and Equivalents                     $   13,000.0  $    15,648.8   $    18,381.5    $   24,711.9    $   31,142.5   $   38,095.5

  Revolving Facility                          4,680.4        2,293.4             0.0             0.0             0.0            0.0
  Senior Term Loan                           50,000.0       46,900.0        41,800.0        34,700.0        25,600.0       14,500.0
  Subordinated Debt                         100,000.0      100,000.0       100,000.0       100,000.0       100,000.0      100,000.0
  Preferred Stock                            88,943.8       97,838.1       107,621.9       118,384.1       130,222.5      143,244.8
                                         ------------------------------------------------------------------------------------------
     Total Debt and Preferred Stock         243,624.2      247,031.5       249,421.9       253,084.1       255,822.5      257,744.8

Total Stockholders' Equity                 (153,285.2)    (158,898.4)     (163,218.5)     (165,678.4)     (167,023.5)    (167,155.6)
                                         ------------------------------------------------------------------------------------------

Total Invested Capital                   $   90,339.0  $    88,133.1   $    86,203.4    $   87,405.7    $   88,799.0   $   90,589.2
                                         ==========================================================================================


                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

FORECASTING ASSUMPTIONS


                                                                  Proj.            Projected Years Ending December 31,
                                                                       ------------------------------------------------------------
INCOME STATEMENT                                                  1998        1999        2000        2001        2002        2003
-----------------------------------------------------------------------------------------------------------------------------------
Revenue Growth
   Subscriber Premiums                                            4.95%       8.83%       8.00%       8.00%       6.00%       6.00%
   Dental Health Management                                         NM          NM          NM          NM          NM          NM
   Other Revenue                                               -100.00%         NM          NM          NM          NM          NM
                                                              ---------------------------------------------------------------------
        Total Revenue Growth                                     -5.19%       8.83%       8.00%       8.00%       6.00%       6.00%

Provider Fees and Claim Costs as a % of Subscriber Premiums      53.00%      53.00%      53.00%      53.00%      53.00%      53.00%
Commissions as a % of Subscriber Premiums                         8.96%       9.40%       9.50%       9.60%       9.70%       9.80%
Premium Taxes as a % of Subscriber Premiums                       0.78%       0.78%       0.78%       0.78%       0.78%       0.78%
Benefits Co. G&A Expense as a % of Subscriber Premiums           21.00%      20.07%      19.32%      18.61%      18.26%      17.91%
DHMI G&A Expense as a % of DHMI Revenues                            NA        0.00%       0.00%       0.00%       0.00%       0.00%

        EBITDA Margin                                            16.27%      16.76%      17.40%      18.02%      18.27%      18.51%

Depreciation                                                 $ 3,283.0    $1,623.0    $1,942.0    $1,799.0    $1,939.2    $1,829.4
Depreciation as a % of Net Sales                                  2.18%       0.99%       1.10%       0.94%       0.96%       0.85%

Existing Amortization                                        $ 1,849.0    $1,849.0    $1,849.0    $1,849.0    $1,849.0    $1,849.0
Existing Amortization as a % of Net Sales                         1.23%       1.13%       1.05%       0.97%       0.91%       0.86%

        EBIT Margin                                               12.9%       13.1%       13.8%       14.5%       14.9%       15.3%

Interest Expense:
  Revolving Facility                                                NM        8.25%       8.25%       8.25%       8.25%       8.25%
  Senior Term Loan                                                  NM        8.45%       8.45%       8.45%       8.45%       8.45%
  Subordinated Debt                                                 NM       11.00%      11.00%      11.00%      11.00%      11.00%

Interest Income as % of Average Cash Balance                        NM        5.00%       5.00%       5.00%       5.00%       5.00%
Other Non-Operating Exp (Inc) as a % of Net Sales                 0.00%       0.00%       0.00%       0.00%       0.00%       0.00%

Income Taxes as a % of Pretax                                    37.64%      41.00%      41.00%      41.00%      41.00%      41.00%

Total Capital Expenditures                                   $ 1,500.0    $2,000.0    $2,500.0    $2,500.0    $2,500.0     $2,500.0
  % Net Sales                                                     1.00%       1.22%       1.41%       1.31%       1.23%        1.16%

Acquisition Expenditures (At Beginning of Year)              $13,832.0    $    0.0    $    0.0    $    0.0    $   0.0      $    0.0
   Less Fair Value of Assets Acquired                              0.0         0.0         0.0         0.0        0.0           0.0
   Plus Liabilities Assumed                                        0.0         0.0         0.0         0.0        0.0           0.0
                                                             ----------------------------------------------------------------------
Additional Goodwill                                          $13,832.0    $    0.0    $    0.0    $    0.0    $   0.0      $    0.0


                                                            Actual              Projected Years Ending December 31,
                                                                  -----------------------------------------------------------------
BALANCE SHEET                                                1998          1999         2000         2001         2002         2003
-----------------------------------------------------------------------------------------------------------------------------------
Premiums Receivable as a % of Revenues                       3.73%         3.73%        3.73%        3.73%        3.73%        3.73%
   Days in Receivables                                       13.6          13.6         13.6         13.6         13.6         13.6

Other Current Assets as a % of Revenues                      1.50%         1.50%        1.50%        1.50%        1.50%        1.50%

Restricted Funds as a % of Subscriber Premiums               1.50%         1.50%        1.50%        1.50%        1.50%        1.50%

Other Assets as a % of Subscriber Premiums                   4.50%         4.50%        4.50%        4.50%        4.50%        4.50%

Transaction Costs, Net                               $   12,916.0    $ 10,332.8    $ 7,749.6   $  5,166.4   $  2,583.2    $     0.0
Goodwill, Net                                                 0.0           0.0          0.0          0.0          0.0          0.0

Accts Payable as a % of Revenues                             8.00%         8.00%        8.00%        8.00%        8.00%        8.00%
   Days in Payables                                          29.2          29.2         29.2         29.2         29.2         29.2

Unearned Revenue as a % of Net Sales                         6.00%         6.00%        6.00%        6.00%        6.00%        6.00%
Accrued Interest Payable as a % of Net Sales                 0.05%         0.05%        0.05%        0.05%        0.05%        0.05%
Dental Claims Reserves as a % of Net Sales                   1.00%         1.00%        1.00%        1.00%        1.00%        1.00%
Other Current Liabilities as % Net Sales                     0.50%         0.50%        0.50%        0.50%        0.50%        0.50%

------------------------------------------------------------------------------------------------------------------------------------
DEBT AS A PERCENTAGE OF ORIGINAL BALANCE:
   REVOLVING FACILITY                                      100.00%        49.00%        0.00%        0.00%        0.00%        0.00%
   SENIOR TERM LOAN                                        100.00%        93.80%       83.60%       69.40%       51.20%       29.00%
   SUBORDINATED DEBT                                       100.00%       100.00%      100.00%      100.00%      100.00%      100.00%
   REDEEMABLE PREFERRED STOCK                              100.00%       110.00%      121.00%      133.10%      146.41%      161.05%
------------------------------------------------------------------------------------------------------------------------------------

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)


                                                                                 Projected Years Ending December 31,
                                              Actual       Proj.    --------------------------------------------------------------
INCOME STATEMENT                               1997        1998        1999         2000         2001         2002         2003
----------------------------------------------------------------------------------------------------------------------------------
Net Sales
      Subscriber  Premiums                  $143,396.0  $150,496.0  $163,785.0   $176,888.0   $191,039.0   $202,501.4   $214,651.5
      Dental Health Management                 7,113.0         0.0         0.0          0.0          0.0          0.0          0.0
      Other Revenue                            8,217.0         0.0         0.0          0.0          0.0          0.0          0.0
                                            --------------------------------------------------------------------------------------
            TOTAL NET SALES                  158,726.0   150,496.0   163,785.0    176,888.0    191,039.0    202,501.4    214,651.5

Expenses
      Provider Fees and Claim Costs           79,690.0    79,761.0    86,806.1     93,750.6    101,250.7    107,325.7    113,765.3
      Commissions                             13,272.0    13,479.0    15,396.0     16,804.0     18,340.0     19,643.0     21,036.0
      Premium Taxes                            1,047.0     1,167.0     1,270.0      1,372.0      1,481.0      1,570.0      1,665.0
      Benefits Co. G&A Expense                36,918.0    31,600.0    32,864.0     34,178.0     35,545.0     36,967.0     38,446.0
      DHMI G&A Expense                             0.0         0.0         0.0          0.0          0.0          0.0          0.0
                                            --------------------------------------------------------------------------------------
            Total Expenses                   130,927.0   126,007.0   136,336.1    146,104.6    156,616.7    165,505.7    174,912.3

            EBITDA                            27,799.0    24,489.0    27,449.0     30,783.4     34,422.3     36,995.6     39,739.2

Depreciation                                   5,735.0     3,283.0     1,623.0      1,942.0      2,346.0      2,416.0      2,500.0
Existing Amortization                              0.0     1,849.0     1,849.0      1,849.0      1,849.0      1,849.0      1,849.0
Acquisition-Related Amortization (30 Years)        0.0         0.0         0.0          0.0          0.0          0.0          0.0
Goodwill Amortization (40 Years)                   0.0         0.0         0.0          0.0          0.0          0.0          0.0
Amortization of Transaction Costs (5 Years)        0.0         0.0     2,583.2      2,583.2      2,583.2      2,583.2      2,583.2
                                            --------------------------------------------------------------------------------------

            EBIT                              22,064.0    19,357.0    21,393.8     24,409.2     27,644.1     30,147.4     32,807.0

Interest Expense:
  Revolving Facility                               0.0         0.0       287.7         94.6          0.0          0.0          0.0
  Senior Term Loan                                 0.0         0.0     4,094.0      3,747.6      3,232.1      2,547.7      1,694.2
  Subordinated Debt                                0.0         0.0    11,000.0     11,000.0     11,000.0     11,000.0     11,000.0
  Other Interest Expense/(Income)              2,514.0     3,384.0      (834.1)      (978.5)    (1,944.5)    (2,470.4)    (3,019.9)
                                            --------------------------------------------------------------------------------------
    Net Cash Interest Expense                  2,514.0     3,384.0    14,547.6     13,863.7     12,287.6     11,077.3      9,674.3

Other Non-Operating Expense (Inc.)                 2.0         0.0         0.0          0.0          0.0          0.0          0.0
                                            --------------------------------------------------------------------------------------

            INCOME BEFORE INCOME TAXES        19,548.0    15,973.0     6,846.1     10,545.5     15,356.6     19,070.1     23,132.7

Income Taxes                                   8,466.0     6,709.0     3,565.0      5,081.7      7,054.3      8,576.8     10,242.5
Extraordinary Loss                                 0.0         0.0         0.0          0.0          0.0          0.0          0.0
Preferred Dividend - 10% PIK                       0.0         0.0     8,894.4      9,783.8     10,762.2     11,838.4     13,022.3
                                            --------------------------------------------------------------------------------------

NET INCOME AVAIL. TO COMMON                 $ 11,082.0  $  9,264.0  $ (5,613.3)  $ (4,320.1)  $ (2,459.9)  $ (1,345.1)  $   (132.1)
==================================================================================================================================

INCOME RATIOS & ANALYSIS:
EBITDA as a % of Net Sales                       17.51%      16.27%      16.76 %      17.40 %      18.02 %      18.27 %      18.51 %
EBIT as a % of Net Sales                         13.90%      12.86%      13.06 %      13.80 %      14.47 %      14.89 %      15.28 %
Pretax Profit as a % of Net Sales                12.32%      10.61%       4.18 %       5.96 %       8.04 %       9.42 %      10.78 %
Net Income as a % of Net Sales                    6.98%       6.16%      (3.43)%      (2.44)%      (1.29)%      (0.66)%      (0.06)%

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)



                                                                                    Projected Years Ending December 31,
                                                                      --------------------------------------------------------------
CASH FLOW STATEMENT                                                      1999         2000         2001         2002         2003
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATIONS
Net Income Available to Common                                        $(5,613.3)   $(4,320.1)   $(2,459.9)   $(1,345.1)   $  (132.1)
Adjustments to Reconcile Net Income to Net Cash Provided
by (Used for) Operating Activities:
    Depreciation and Exisitng Amortization                              3,472.0      3,791.0      4,195.0      4,265.0      4,349.0
    Acquisition-Related Amortization (30 Year Amortization)                 0.0          0.0          0.0          0.0          0.0
    Transaction Costs (5 Year Amortization)                             2,583.2      2,583.2      2,583.2      2,583.2      2,583.2
    Goodwill (40 Year Amortization)                                         0.0          0.0          0.0          0.0          0.0
                                                                      --------------------------------------------------------------
RECONCILIATION SUB TOTAL                                                6,055.2      6,374.2      6,778.2      6,848.2      6,932.2

         Change in Current Assets Except Cash                          (1,159.9)    (1,143.2)    (1,236.0)    (1,000.4)    (1,060.4)
         Change in Current Liabilities Except Debt                      2,066.4      2,037.5      2,200.5      1,782.4      1,889.3
                                                                      --------------------------------------------------------------

NET SOURCE (USE) OF CASH PROVIDED BY WORKING CAPITAL                      906.5        894.3        964.5        782.0        829.0
                                                                      --------------------------------------------------------------

         Change in Deferred Tax Asset                                       0.0          0.0          0.0          0.0          0.0
         Change in Other Assets                                          (597.0)      (589.6)      (636.8)      (515.8)      (546.7)
         Change in Other Liabilities                                      224.6        221.5        239.2        193.8        205.4
                                                                      --------------------------------------------------------------

NET CASH PROVIDED BY (USED FOR) OPERATIONS                                976.1      2,580.3      4,885.2      5,963.0      7,287.7
                                                                      ==============================================================


CASH FLOWS FROM INVESTING ACTIVITIES
    Acquisition of Property and Equipment                              (2,000.0)    (2,500.0)    (2,500.0)    (2,500.0)    (2,500.0)
    Acquisition of Businesses, Net of Cash Acquired                         0.0          0.0          0.0          0.0          0.0
    Change in Restricted Funds                                           (199.8)      (196.5)      (212.3)      (171.9)      (182.3)
    Change in Aggregate Reserves for Life Policies and Contracts          465.1        458.6        495.3        401.2        425.2
                                                                      --------------------------------------------------------------

NET CASH PROVIDED BY (USED FOR) INVESTMENTS                            (1,734.7)    (2,238.0)    (2,217.0)    (2,270.8)    (2,257.0)
                                                                      ==============================================================


CASH FLOWS FROM FINANCING ACTIVITIES:
    Net Borrowings (Repayments) Under Senior Debt                      (3,100.0)    (5,100.0)    (7,100.0)    (9,100.0)   (11,100.0)
    Net Borrowings (Repayments) Under Subordinated Debt                     0.0          0.0          0.0          0.0          0.0
    Paydown of Assumed Liabilities                                          0.0          0.0          0.0          0.0          0.0
    Payments of Dividends on Preferred Stock                            8,894.4      9,783.8     10,762.2     11,838.4     13,022.3
                                                                      --------------------------------------------------------------

NET CASH PROVIDED BY (USED FOR) FINANCING                             $ 5,794.4    $ 4,683.8    $ 3,662.2    $ 2,738.4    $ 1,922.3
                                                                      ==============================================================


AFFECT ON SENIOR REVOLVING FACILITY:
Cash From Balance Sheet (previous year)                               $13,000.0    $15,648.8    $18,381.5    $24,711.9    $31,142.5
Minimum Cash Balance                                                   15,648.8     16,740.7     17,919.9     18,875.1     19,887.6
                                                                      --------------------------------------------------------------
Cash Available (Required) From Balance Sheet                           (2,648.8)    (1,091.9)       461.6      5,836.7     11,254.9

Cash Flow (Deficit) Available to (Increase) Decrease Revolver           5,035.8      5,026.2      6,330.4      6,430.7      6,953.0
Total Cash Available (Required)                                         2,387.0      3,934.2      6,791.9     12,267.4     18,207.9

Beginning Balance of Senior Revolving Facility                          4,680.4      2,293.4          0.0          0.0          0.0
Cash Used to Decrease (Increase) Senior Revolving Facility              2,387.0      2,293.4          0.0          0.0          0.0
                                                                      --------------------------------------------------------------

Ending Balance of Senior Revolving Facility                           $ 2,293.4    $     0.0    $     0.0    $     0.0    $     0.0
                                                                      ==============================================================

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)


                                                                                   Projected Years Ending December 31,
                                                     Pro Forma    ----------------------------------------------------------------
BALANCE SHEET                                          1998           1999         2000         2001          2002         2003
----------------------------------------------------------------------------------------------------------------------------------
Cash and Equivalents                                $  13,000.0   $  15,648.8  $  18,381.5  $  24,711.9   $  31,142.5  $  38,095.5
Receivable, Net                                         5,613.0       6,108.6      6,597.3      7,125.1       7,552.6      8,005.8
Income Tax Receivable                                     226.0         246.0        265.0        287.0         304.0        322.0
Deferred Tax Asset                                      5,042.0       5,487.0      5,926.0      6,400.0       6,784.0      7,191.0
Other Current Assets                                    2,257.0       2,456.3      2,652.8      2,865.0       3,036.9      3,219.1
                                                    ------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                               26,138.0      29,946.7     33,822.6     41,389.0      48,820.1     56,833.4

Restricted Funds                                        2,257.0       2,456.8      2,653.3      2,865.6       3,037.5      3,219.8

Fixed Assets                                            2,696.0       4,696.0      7,196.0      9,696.0      12,196.0     14,696.0
Less: Accumulated Depreciation                              0.0       1,623.0      3,565.0      5,911.0       8,327.0     10,827.0
                                                    ------------------------------------------------------------------------------
          NET FIXED ASSETS                              2,696.0       3,073.0      3,631.0      3,785.0       3,869.0      3,869.0

Transaction Costs (5 Year Amortization)                12,916.0      10,332.8      7,749.6      5,166.4       2,583.2          0.0
New Goodwill (40 Year Amortization)                         0.0           0.0          0.0          0.0           0.0          0.0
Existing Goodwill (40 Year Amortization)               70,772.0      68,923.0     67,074.0     65,225.0      63,376.0     61,527.0
Acquisition Goodwill (30 Year Amortization)                 0.0           0.0          0.0          0.0           0.0          0.0
Deferred Tax Asset                                          0.0           0.0          0.0          0.0           0.0          0.0
Other Assets                                            6,773.0       7,370.0      7,959.6      8,596.4       9,112.2      9,658.9
                                                    ------------------------------------------------------------------------------

TOTAL ASSETS                                        $ 121,552.0   $ 122,102.3  $ 122,890.2  $ 127,027.4   $ 130,798.0  $ 135,108.1
                                                    ==============================================================================


Accounts Payable and Accrued Expenses               $  12,040.0   $  13,103.1  $  14,151.4  $  15,283.5   $  16,200.5  $  17,172.6
Unearned Revenue                                        9,030.0       9,827.4     10,613.6     11,462.6      12,150.4     12,879.4
Accrued Interest Payable                                   75.0          81.6         88.2         95.2         100.9        107.0
Dental Claims Reserves                                  1,505.0       1,637.9      1,768.9      1,910.4       2,025.1      2,146.6
Other Current Liabilities                                 752.0         818.4        883.9        954.6       1,011.9      1,072.6
                                                    ------------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                          23,402.0      25,468.4     27,505.9     29,706.4      31,488.8     33,378.1

Aggregate Reserves for Life Policies and Contracts      5,267.0       5,732.1      6,190.7      6,685.9       7,087.1      7,512.3

Long-Term Debt:
  Revolving Facility                                    4,680.4       2,293.4          0.0          0.0           0.0          0.0
  Senior Term Loan                                     50,000.0      46,900.0     41,800.0     34,700.0      25,600.0     14,500.0
  Subordinated Debt                                   100,000.0     100,000.0    100,000.0    100,000.0     100,000.0    100,000.0
  Redeemable Preferred Stock                           88,943.8      97,838.1    107,621.9    118,384.1     130,222.5    143,244.8
                                                    ------------------------------------------------------------------------------
Total Long-Term Debt and Preferred Stock              243,624.2     247,031.5    249,421.9    253,084.1     255,822.5    257,744.8

Other Long-Term Liabilities                             2,544.0       2,768.6      2,990.1      3,229.3       3,423.1      3,628.5

Stockholders' Equity:
  Common Stock and Paid In Capital                   (103,731.2)   (103,731.2)  (103,731.2)  (103,731.2)   (103,731.2)  (103,731.2)
  Retained Earnings                                   (49,554.0)    (55,167.3)   (59,487.3)   (61,947.2)    (63,292.4)   (63,424.4)
                                                    ------------------------------------------------------------------------------
Total Stockholders' Equity                           (153,285.2)   (158,898.4)  (163,218.5)  (165,678.4)   (167,023.5)  (167,155.6)
                                                    ------------------------------------------------------------------------------

TOTAL LIABILITIES & EQUITY                          $ 121,552.0   $ 122,102.3  $ 122,890.2  $ 127,027.4   $ 130,798.0  $ 135,108.1
                                                    ==============================================================================

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

                                                     Proj.        Goodwill     Acquisition    Pro Forma    Valuation    Pro Forma
BALANCE SHEET ADJUSTMENTS                            1998        Write-Down    Adjustments   Acquisition  Adjustments     Close
----------------------------------------------------------------------------------------------------------------------------------
Cash and Equivalents                                $ 13,000.0                               $  13,000.0               $ 13,000.0
Receivable, Net                                        5,613.0                                   5,613.0                  5,613.0
Income Tax Receivable                                    226.0                                     226.0                    226.0
Deferred Tax Asset                                     5,042.0                                   5,042.0                  5,042.0
Other Current Assets                                   2,257.0                                   2,257.0                  2,257.0
                                                    -----------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                              26,138.0          0.0            0.0      26,138.0         0.0     26,138.0

Restricted Funds                                       2,257.0                                   2,257.0                  2,257.0

Fixed Assets                                           2,696.0                                   2,696.0                  2,696.0
Less: Accumulated Depreciation                                                                       0.0                      0.0
                                                    -----------------------------------------------------------------------------
          NET FIXED ASSETS                             2,696.0          0.0            0.0       2,696.0         0.0      2,696.0

Transaction Costs (5 Year Amortization)                    0.0                    12,916.0      12,916.0                 12,916.0
New Goodwill (40 Year Amortization)                        0.0                                       0.0                      0.0
Existing Goodwill (40 Year Amortization)              70,772.0                                  70,772.0                 70,772.0
Deferred Tax Asset                                         0.0                                       0.0                      0.0
Other Assets                                           6,773.0                                   6,773.0                  6,773.0
                                                    -----------------------------------------------------------------------------

TOTAL ASSETS                                        $108,636.0         $0.0    $  12,916.0   $ 121,552.0        $0.0   $121,552.0
                                                    =============================================================================


Current Maturities of Long-Term Debt                      $0.0                               $       0.0               $      0.0
Line of Credit                                             0.0                                       0.0                      0.0
Accounts Payable and Accrued Expenses                 12,040.0                                  12,040.0                 12,040.0
Unearned Revenue                                       9,030.0                                   9,030.0                  9,030.0
Accrued Interest Payable                                  75.0                                      75.0                     75.0
Dental Claims Reserves                                 1,505.0                                   1,505.0                  1,505.0
Other Current Liabilities                                752.0                                     752.0                    752.0
                                                    -----------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                         23,402.0          0.0            0.0      23,402.0         0.0     23,402.0

Aggregate Reserves for Life Policies and Contracts     5,267.0                                   5,267.0                  5,267.0

Long-Term Debt:
  Existing Capital Leases and Notes Payable           52,854.0                   (52,854.0)          0.0                      0.0
  Revolving Facility                                       0.0                     4,680.4       4,680.4                  4,680.4
  Senior Term Loan                                         0.0                    50,000.0      50,000.0                 50,000.0
  Subordinated Debt                                        0.0                   100,000.0     100,000.0                100,000.0
  Redeemable Preferred Stock                               0.0                    88,943.8      88,943.8                 88,943.8
                                                    -----------------------------------------------------------------------------
Total Long-Term Debt and Preferred Stock              52,854.0          0.0      190,770.2     243,624.2         0.0    243,624.2

Other Long-Term Liabilities                            2,544.0                                   2,544.0                  2,544.0

Stockholders' Equity:
  Common Stock and Paid In Capital                    74,123.0                  (177,854.2)   (103,731.2)              (103,731.2)
  Retained Earnings                                  (49,554.0)                                (49,554.0)               (49,554.0)
                                                    -----------------------------------------------------------------------------
Total Stockholders' Equity                            24,569.0          0.0     (177,854.2)   (153,285.2)        0.0   (153,285.2)
                                                    -----------------------------------------------------------------------------

TOTAL LIABILITIES & EQUITY                          $108,636.0         $0.0    $  12,916.0   $ 121,552.0        $0.0   $121,552.0
                                                    =============================================================================

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)



                                                                             Projected Years Ending December 31,
                                                           -----------------------------------------------------------------------
COVERAGE RATIOS & FINANCIAL ANALYSIS                           1999          2000            2001           2002           2003
----------------------------------------------------------------------------------------------------------------------------------
COVERAGE RATIOS:

SUBORDINATED INTEREST COVERAGE
Earnings Before Interest, Taxes,
  Depreciation & Amortization (EBITDA)                     $  27,449.0    $  30,783.4    $  34,422.3    $  36,995.6    $  39,739.2
Subordinated Interest                                      $  11,000.0    $  11,000.0    $  11,000.0    $  11,000.0    $  11,000.0
Subordinated Interest Coverage                                    2.50           2.80           3.13           3.36           3.61

ADJUSTED SUBORDINATED INTEREST COVERAGE
EBITDA less Capital Expenditures                           $  25,449.0    $  28,283.4    $  31,922.3    $  34,495.6    $  37,239.2
Subordinated Interest                                      $  11,000.0    $  11,000.0    $  11,000.0    $  11,000.0    $  11,000.0
Adjusted Subordinated Interest Coverage                           2.31           2.57           2.90           3.14           3.39

TOTAL INTEREST COVERAGE
Earnings Before Interest, Taxes,
  Depreciation & Amortization (EBITDA)                     $  27,449.0    $  30,783.4    $  34,422.3    $  36,995.6    $  39,739.2
Total Net Interest                                         $  14,547.6    $  13,863.7    $  12,287.6    $  11,077.3    $   9,674.3
Total Interest Coverage                                           1.89           2.22           2.80           3.34           4.11

TOTAL FINANCING COVERAGE
Earnings Before Interest, Taxes,
  Depreciation & Amortization (EBITDA)                     $  27,449.0    $  30,783.4    $  34,422.3    $  36,995.6    $  39,739.2
Total Net Interest + Principal Repayment                      17,647.6       18,963.7       19,387.6       20,177.3       20,774.3
Total Interest Coverage                                           1.56           1.62           1.78           1.83           1.91

TOTAL FIXED COVERAGE
Earnings Before Interest, Taxes,
  Depreciation & Amortization (EBITDA)                     $  27,449.0    $  30,783.4    $  34,422.3    $  36,995.6    $  39,739.2
Total Net Interest + Principal Repayment + Cap. Ex         $  19,647.6    $  21,463.7    $  21,887.6    $  22,677.3    $  23,274.3
Total Fixed Coverage                                              1.40           1.43           1.57           1.63           1.71

MAINTENANCE OF FUNDED DEBT
Total Debt / EBITDA                                               9.00           8.10           7.35           6.91           6.49
Total Debt / EBITDA less Capital Expenditures                     9.71           8.82           7.93           7.42           6.92
Total Senior Debt / EBITDA                                        1.79           1.36           1.01           0.69           0.36


FINANCIAL ANALYSIS:

INCOME STATEMENT:
EBIT Margin                                                      13.06 %        13.80 %        14.47 %        14.89 %        15.28 %
Pretax Margin                                                     4.18 %         5.96 %         8.04 %         9.42 %        10.78 %
Net Margin                                                       (3.43)%        (2.44)%        (1.29)%        (0.66)%        (0.06)%

Asset Turnover                                                    1.34           1.44           1.50           1.55           1.59
Return on Average Assets                                         (4.61)%        (3.53)%        (1.97)%        (1.04)%        (0.10)%
Return on Average Equity                                          3.60 %         2.68 %         1.50 %         0.81 %         0.08 %


BALANCE SHEET:
Total Debt                                                 $ 247,031.5    $ 249,421.9    $ 253,084.1    $ 255,822.5    $ 257,744.8
Total Stockholders' Equity                                  (158,898.4)    (163,218.5)    (165,678.4)    (167,023.5)    (167,155.6)
Total Capitalization                                          88,133.1       86,203.4       87,405.7       88,799.0       90,589.2
Tangible Equity                                             (227,821.4)    (230,292.5)    (230,903.4)    (230,399.5)    (228,682.6)

Total Debt / Total Capitalization                               280.29 %       289.34 %       289.55 %       288.09 %       284.52 %
Total Debt / Total Stockholders' Equity                        -155.47 %      -152.81 %      -152.76 %      -153.17 %      -154.19 %

Current Ratio (x)                                                 1.18           1.23           1.39           1.55           1.70
Accounts Receivable Turns (x)                                    26.81          26.81          26.81          26.81          26.81
Accounts Receivable Days Outstanding                             13.61          13.61          13.61          13.61          13.61
Accounts Payable Days Outstanding                                29.20          29.20          29.20          29.20          29.20

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS--TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 7.00X.

                                              % of       Current
CAPITAL STRUCTURE                            Cap'n        Return
                                             -----       -------
  Revolving Facility      $  4,680.4          1.9%         8.25%
  Senior Term Loan          50,000.0         20.1%         8.45%        Weighted
  Subordinated Debt        100,000.0         40.2%        11.00%        Average
  Preferred Stock           88,943.8         35.7%         0.00%        Initial
  Investor Common            4,681.3          1.9%        60.43%        Cost of
  Management Common            506.0          0.2%        76.95%        Capital

-------------------------------------------------------------------------------
TOTAL NEW CAPITAL         $248,811.4        100.0%                        7.57%
-------------------------------------------------------------------------------


PURCHASE MULTIPLE ANALYSIS

                                         ------------------------------------------
                                                                         Firm Value
Purchase Price Analysis:                 Year               EBITDA         Multiple
                                         ------------------------------------------
PRO FORMA EQUITY       $183,041.4        1998A             $24,489.0         9.01 x
+  Pro Forma Debt        52,854.0        1999E              27,449.0         8.12 x
-  Pro Forma Cash       (13,000.0)       2000E              30,783.4         7.24 x
                       ----------        ------------------------------------------
FIRM VALUE PAID        $222,895.4


TERMINAL VALUE CALCULATION
                                                                             AT END OF:
                                                    ---------------------------------------------------------------------
     Firm Value Multiple:    7.00 x                     1999            2000          2001           2002          2003
                                                    ---------------------------------------------------------------------
                                         EBITDA      $ 27,449.0     $ 30,783.4     $ 34,422.3    $ 36,995.6    $ 39,739.2
                Firm Value at a 7.00 Multiple =       192,142.7      215,483.5      240,956.4     258,969.5     278,174.3

               - Total Debt and Preferred Stock       247,031.5      249,421.9      253,084.1     255,822.5     257,744.8
                                  + Excess Cash        15,648.8       18,381.5       24,711.9      31,142.5      38,095.5
                                                     --------------------------------------------------------------------

             ------------------------------------------------------------------------------------------------------------
             VALUE OF COMMON EQUITY                  $(39,240.1)    $(15,556.9)    $ 12,584.2    $ 34,289.5    $ 58,525.0
             MULTIPLE OF NET INCOME                          NM             NM             NM            NM            NM
             ------------------------------------------------------------------------------------------------------------


FIVE YEAR RETURNS
-----------------------------------------------------------------------------------------------------------------------------------

                                 1998                  1999          2000         2001          2002        2003            IRR
                        Equity %      Cash Out        Cash In       Cash In      Cash In       Cash In     Cash In           %
                                 -----------------------------------------------------------------------------------        ---
Revolving Facility
    Principal                       $  (4,680.4)     $ 2,387.0     $ 2,293.4    $     0.0    $     0.0    $      0.0
    Interest                                             287.7          94.6          0.0          0.0           0.0
    Equity Ownership     0.000%                                                                                  0.0
                                ------------------------------------------------------------------------------------
TOTAL                               $  (4,680.4)     $ 2,674.7     $ 2,388.0    $     0.0    $     0.0    $      0.0       8.250%

  Senior Term Loan
    Principal                       $ (50,000.0)     $ 3,100.0     $ 5,100.0    $ 7,100.0    $ 9,100.0    $ 25,600.0
    Interest                                           4,094.0       3,747.6      3,232.1      2,547.7       1,694.2
    Equity Ownership     0.000%                                                                                  0.0
                                ------------------------------------------------------------------------------------
TOTAL                               $ (50,000.0)     $ 7,194.0     $ 8,847.6    $10,332.1    $11,647.7    $ 27,294.2       8.450%

  Subordinated Debt
    Principal                       $(100,000.0)     $     0.0     $     0.0    $     0.0    $     0.0    $100,000.0
    Interest                                          11,000.0      11,000.0     11,000.0     11,000.0      11,000.0
    Equity Ownership     0.000%                                                                                  0.0
                                ------------------------------------------------------------------------------------
TOTAL                               $(100,000.0)     $11,000.0     $11,000.0    $11,000.0    $11,000.0    $111,000.0       11.000%

Preferred Stock
    Principal                       $ (88,943.8)     $     0.0     $     0.0    $     0.0    $     0.0    $143,244.8
    Interest                                               0.0           0.0          0.0          0.0           0.0
    Equity Ownership     0.000%                                                                                  0.0
                                ------------------------------------------------------------------------------------
TOTAL                               $ (88,943.8)     $     0.0     $     0.0    $     0.0    $     0.0    $143,244.8       10.000%


  Investor Common
    Equity              85.000%     $  (4,681.3)     $     0.0     $     0.0    $     0.0    $     0.0    $ 49,746.3       60.428%

  Combined Preferred
    and Common          85.000%     $ (93,625.0)     $     0.0     $     0.0    $     0.0    $     0.0    $192,991.1       15.566%

  Management Common
    Equity              15.000%     $    (506.0)     $     0.0     $     0.0    $     0.0    $     0.0    $  8,778.8       76.952%
                                                                                                                           -------

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS--TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 8.00X.

                                              % of       Current
CAPITAL STRUCTURE                            Cap'n       Return
                                             -----       ------
  Revolving Facility      $  4,680.4          1.9%        8.25%
  Senior Term Loan          50,000.0         20.1%        8.45%    Weighted
  Subordinated Debt        100,000.0         40.2%       11.00%    Average
  Preferred Stock           88,943.8         35.7%        0.00%    Initial
  Investor Common            4,681.3          1.9%       77.95%    Cost of
  Management Common            506.0          0.2%       96.28%    Capital
----------------------------------------------------------------------------
TOTAL NEW CAPITAL         $248,811.4        100.0%                  7.94%
----------------------------------------------------------------------------

PURCHASE MULTIPLE ANALYSIS

                                                                                   Firm Value
Purchase Price Analysis:                          Year               EBITDA         Multiple
                                                 ---------------------------------------------
PRO FORMA EQUITY            $183,041.4           1998A             $24,489.0         9.63 X
+  Pro Forma Debt             52,854.0           1999E              27,449.0         8.59 X
-  Pro Forma Cash                  0.0           2000E              30,783.4         7.66 X
                            ----------
FIRM VALUE PAID             $235,895.4


TERMINAL VALUE CALCULATION

                                                                                    AT END OF:
                                                   ------------------------------------------------------------------------
    Firm Value Multiple:     8.x0                       1999            2000           2001          2002          2003
                                                   ------------------------------------------------------------------------
                                         EBITDA      $ 27,449.0     $ 30,783.4     $ 34,422.3    $ 36,995.6    $ 39,739.2
                Firm Value at a 8.00 Multiple =       219,591.6      246,266.9      275,378.8     295,965.2     317,913.5
               - Total Debt and Preferred Stock       247,031.5      249,421.9      253,084.1     255,822.5     257,744.8
                                  + Excess Cash        15,648.8       18,381.5       24,711.9      31,142.5      38,095.5
                                                   ------------------------------------------------------------------------

               ------------------------------------------------------------------------------------------------------------
               VALUE OF COMMON EQUIT                 $(11,791.2)     $15,226.4      $47,006.5     $71,285.2     $98,264.2
               MULTIPLE OF NET INCOM                         NM             NM             NM            NM            NM
               ------------------------------------------------------------------------------------------------------------



FIVE YEAR RETURNS
-----------------------------------------------------------------------------------------------------------------------------------
                                          1998          1999          2000            2001         2002          2003      IRR
                             Equity %    Cash Out      Cash In       Cash In         Cash In      Cash In       Cash In     %
                                     ----------------------------------------------------------------------------------------------
Revolving Facility
    Principal                        $  (4,680.4)     $ 2,387.0     $ 2,293.4    $     0.0    $     0.0    $      0.0
    Interest                                              287.7          94.6          0.0          0.0           0.0
    Equity Ownership         0.000%                                                                               0.0
                                     ----------------------------------------------------------------------------------------------
TOTAL                                $  (4,680.4)     $ 2,674.7     $ 2,388.0    $     0.0    $     0.0    $      0.0      8.250%

  Senior Term Loan
    Principal                        $ (50,000.0)     $ 3,100.0     $ 5,100.0    $ 7,100.0    $ 9,100.0    $ 25,600.0
    Interest                             4,094.0        3,747.6       3,232.1      2,547.7      1,694.2
    Equity Ownership         0.000%                                                                               0.0
                                     ----------------------------------------------------------------------------------------------
TOTAL                                $ (50,000.0)     $ 7,194.0     $ 8,847.6    $10,332.1    $11,647.7    $ 27,294.2      8.450%

  Subordinated Debt
    Principal                        $(100,000.0)     $     0.0     $     0.0    $     0.0    $     0.0    $100,000.0
    Interest                                           11,000.0      11,000.0     11,000.0     11,000.0      11,000.0
    Equity Ownership         0.000%                                                                               0.0
                                     ----------------------------------------------------------------------------------------------
TOTAL                                $(100,000.0)     $11,000.0     $11,000.0    $11,000.0    $11,000.0    $111,000.0     11.000%

Preferred Stock
    Principal                        $ (88,943.8)     $     0.0     $     0.0    $     0.0    $     0.0    $143,244.8
    Interest                                                0.0           0.0          0.0          0.0           0.0
    Equity Ownership         0.000%                                                                               0.0
                                     ----------------------------------------------------------------------------------------------
TOTAL                                $ (88,943.8)     $     0.0     $     0.0    $     0.0    $     0.0    $143,244.8     10.000%


  Investor Common Equity    85.000%  $  (4,681.3)     $     0.0     $     0.0   $      0.0    $     0.0    $ 83,524.6     77.947%

  Combined Preferred and    85.000%  $ (93,625.0)     $     0.0     $     0.0   $      0.0    $     0.0    $226,769.4     19.354%
    Common
  Management Common Equity  15.000%  $    (506.0)     $     0.0     $     0.0   $      0.0    $     0.0    $ 14,739.6     96.276%

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS--TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 9.00X.

                                                                                % of               Current
CAPITAL STRUCTURE                                                               Cap'n               Return
                                                                                -----               ------
  Revolving Facility                                 $  4,680.4                   1.9%                8.25%
  Senior Term Loan                                     50,000.0                  20.1%                8.45%          Weighted
  Subordinated Debt                                   100,000.0                  40.2%               11.00%           Average
  Preferred Stock                                      88,943.8                  35.7%                0.00%           Initial
  Investor Common                                       4,681.3                   1.9%               90.45%           Cost of
  Management Common                                       506.0                   0.2%              110.07%           Capital
-------------------------------------------------------------------------------------------------------------------------------
TOTAL NEW CAPITAL                                    $248,811.4                 100.0%                                 8.20%
-------------------------------------------------------------------------------------------------------------------------------


PURCHASE MULTIPLE ANALYSIS
                                         ---------------------------------------
                                                                      Firm Value
Purchase Price Analysis:                      Year       EBITDA        Multiple
                                         ---------------------------------------
PRO FORMA EQUITY       $183,041.4            1998A      $24,489.0        9.x3
+  Pro Forma Debt        52,854.0            1999E       27,449.0        8.x9
-  Pro Forma Cash             0.0            2000E       30,783.4        7.x6
                       ----------        ---------------------------------------
FIRM VALUE PAID        $235,895.4


TERMINAL VALUE CALCULATION

                                                                                                 AT END OF:
                                                             ----------------------------------------------------------------------
                       Firm Value Multiple:        9.00 x       1999           2000              2001          2002         2003
                                                             ----------------------------------------------------------------------
                                            EBITDA           $ 27,449.0     $ 30,783.4       $ 34,422.3      $ 36,995.6  $ 39,739.2
                   Firm Value at a 9.00 Multiple =            247,040.6      277,050.2        309,801.1       332,960.8   357,652.7
                  - Total Debt and Preferred Stock            247,031.5      249,421.9        253,084.1       255,822.5   257,744.8
                                     + Excess Cash             15,648.8       18,381.5         24,711.9        31,142.5    38,095.5
                                                             ----------------------------------------------------------------------

                                                             ----------------------------------------------------------------------
                             VALUE OF COMMON EQUITY          $ 15,657.8     $ 46,009.8       $ 81,428.9      $108,280.8  $138,003.4
                             MULTIPLE OF NET INCOME                  NM             NM               NM              NM          NM
                                                             ----------------------------------------------------------------------

FIVE YEAR RETURNS
-----------------------------------------------------------------------------------------------------------------------------------

                                           1998         1999           2000      2001          2002           2003            IRR
                          Equity %      Cash Out      Cash In        Cash In    Cash In       Cash In       Cash In            %
                                   ------------------------------------------------------------------------------------------------
Revolving Facility
------------------
    Principal                      $     (4,680.4)  $   2,387.0  $   2,293.4 $       0.0 $       0.0 $        0.0
    Interest                                              287.7         94.6         0.0         0.0          0.0
    Equity Ownership      0.000%                                                                              0.0
                                   ------------------------------------------------------------------------------------------------
TOTAL                              $     (4,680.4)  $   2,674.7  $   2,388.0 $       0.0 $       0.0 $        0.0            8.250%

Senior Term Loan
----------------
    Principal                      $    (50,000.0)  $   3,100.0  $   5,100.0 $   7,100.0 $   9,100.0 $   25,600.0
    Interest                                            4,094.0      3,747.6     3,232.1     2,547.7      1,694.2
    Equity Ownership      0.000%                                                                              0.0
                                   ------------------------------------------------------------------------------------------------
TOTAL                              $    (50,000.0)  $   7,194.0  $   8,847.6 $  10,332.1 $  11,647.7 $   27,294.2            8.450%

Subordinated Debt
-----------------
    Principal                      $   (100,000.0)  $       0.0  $       0.0 $       0.0 $       0.0 $  100,000.0
    Interest                                           11,000.0     11,000.0    11,000.0    11,000.0     11,000.0
    Equity Ownership      0.000%                                                                              0.0
                                   ------------------------------------------------------------------------------------------------
TOTAL                              $   (100,000.0)  $  11,000.0  $  11,000.0 $  11,000.0 $  11,000.0 $  111,000.0           11.000%

Preferred Stock
---------------
    Principal                      $    (88,943.8)  $       0.0  $       0.0 $       0.0 $       0.0 $  143,244.8
    Interest                                                0.0          0.0         0.0         0.0          0.0
    Equity Ownership      0.000%                                                                              0.0
                                   ------------------------------------------------------------------------------------------------
TOTAL                              $    (88,943.8)  $       0.0  $       0.0 $       0.0 $      0.0  $  143,244.8           10.000%


  Outside Investor       85.000%   $     (4,681.3)  $       0.0  $       0.0 $       0.0 $        0.0 $ 117,302.9           90.454%
    Common Equity
  Combined Preferred     85.000%   $    (93,625.0)  $       0.0  $       0.0 $       0.0 $        0.0 $ 260,547.7           22.715%
    and Common
  Management             15.000%   $       (506.0)  $       0.0  $       0.0 $       0.0 $        0.0 $  20,700.5           110.071%
    Common Equity